                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-37707
                                                               File No. 811-2071


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.______                                       [ ]

     Post-Effective Amendment No. __63__                                     [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. __63__

                           DELAWARE GROUP INCOME FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                 1818 Market Street, Philadelphia, Pennsylvania         19103
--------------------------------------------------------------------------------
                     (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

    Richelle S. Maestro, Esquire, 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          September 29, 2000
                                                              ------------------

It is proposed that this filing will become effective:

         _____ immediately upon filing pursuant to paragraph (b)
         __X__ on September 29, 2000 pursuant to paragraph (b)
         _____ 60 days after filing pursuant to paragraph (a)(1)
         _____ on (date) pursuant to paragraph (a)(1)
         _____ 75 days after filing pursuant to paragraph (a)(2)
         _____ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



     This Post-Effective Amendment No. 63 to Registration File No. 2-37707 includes the following:

          1. Facing Page

          2. Contents Page

          3. Part A - Prospectuses

          4. Part B - Statement of Additional Information

          5. Part C - Other Information

          6. Signatures

          7. Exhibits

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

                          Delaware Corporate Bond Fund
                      Delaware Extended Duration Bond Fund

                           Class A o Class B o Class C

                                   Prospectus
                               September 29, 2000

                              Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                  page
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

How we manage the Funds                        page
Our investment strategies
The securities we typically invest
in The risks of investing in the Funds

Who manages the Funds                          page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                             page
Investing in the Funds
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Certain management considerations              page

Financial highlights                           page

Profile: Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund
------------------------------------------------------------------------------

What are the Funds' goals?

Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

What are the Funds' main investment strategies?
We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and eleven years.

What are the main risks of investing in the Funds?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Funds
     o Investors with medium or long-range goals.
     o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
     o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds
     o Investors with very short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
     o Investors seeking long-term growth of capital.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial adviser to determine whether they are an appropriate choice for you.

How have the Funds performed?

This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the Funds' Class A shares for the past calendar year, as well as average annual returns of all shares for one-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

[bar chart]

Total return (Class A)

----------------------------------------------------------------
                                                           1999
----------------------------------------------------------------
Delaware Corporate Bond Fund                             -2.02%
----------------------------------------------------------------
Delaware Extended Duration Bond Fund                     -5.57%
----------------------------------------------------------------

As of June 30, 2000, the Delaware Corporate Bond Fund's Class A shares had a calendar year-to-date return of 0.53%. During the period illustrated in this bar chart, Class A's highest quarterly return was 0.97% for the quarter ended December 31, 1999 and its lowest quarterly return was -1.97% for the quarter ended June 30, 1999.

As of June 30, 2000, the Delaware Extended Duration Bond Fund's Class A shares had a calendar year-to-date return of 0.39%. During the period illustrated in this bar chart, Class A's highest quarterly return was -0.22% for the quarter ended September 30, 1999 and its lowest quarterly return was -3.07% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraphs or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

                                                                                 Average annual returns for periods ending 12/31/99

-----------------------------------------------------------------------------------------------------------------------------------
CLASS                                 A                             B                               C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    (if redeemed)*                  (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                                      1 year        Lifetime        1 year          Lifetime        1 year           Lifetime
                                                    (inception                      (inception                       (inception
                                                    9/15/98)                        9/15/98)                         9/15/98)
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund          -6.65%        -2.92%          -6.44%           -2.86%         -3.67%             0.07%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index      1.94%        -1.08%           1.94%           -1.08%          1.94%            -1.08%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond      -10.03%        -5.62%          -9.82%           -5.61%         -7.17%            -2.66%
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Long U.S. Credit      -5.76%        -3.94%          -5.76%           -3.94%         -5.76%            -3.94%
Index
-----------------------------------------------------------------------------------------------------------------------------------

The table above shows returns compared to the performance of the Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Funds, the indexes are unmanaged and don't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Delaware Corporate Bond Fund's Class B would be -2.76% and 0.07% for the one-year and lifetime periods, respectively. Returns for Class C would be -2.75% and 0.07% for the one-year and lifetime periods, respectively. The returns for the Delaware Extended Duration Bond Fund's Class B would be -6.28% and -2.77% for the one-year and lifetime periods, respectively. Returns for Class C would be -6.28% and -2.66% for the one-year and lifetime periods, respectively.

What are each Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds.

------------------------------------------------------------------------------------------------
CLASS                                                         A            B          C
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering
price                                                         4.75%        none       none
------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                          none(1)      4%(2)      1%(3)
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                          none         none       none
------------------------------------------------------------------------------------------------
Redemption fees                                               none         none       none
------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from each Fund's assets.

----------------------------------------------------------------------------------------------------------------------
                                                 Delaware Corporate Bond        Delaware Extended Duration
                                                          Fund                           Bond Fund
----------------------------------------------------------------------------------------------------------------------
                                                 Class A      Class B     Class C     Class A     Class B     Class C
----------------------------------------------------------------------------------------------------------------------
Management fees                                    0.50%        0.50%       0.50%       0.55%       0.55%       0.55%
----------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees              0.25%(4)     1.00%       1.00%       0.25%(4)    1.00%       1.00%
----------------------------------------------------------------------------------------------------------------------
Other expenses                                     0.52%        0.52%       0.52%       0.43%       0.43%       0.43%
----------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses               1.27%        2.02%       2.02%       1.23%       1.98%       1.98%
----------------------------------------------------------------------------------------------------------------------
Fee waivers and payments(5)                       (0.47%)      (0.47%)     (0.47%)     (0.43%)     (0.43%)     (0.43%)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                       0.80%        1.55%       1.55%       0.80%       1.55%       1.55%
----------------------------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


------------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                              Delaware Extended Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Class(7)            A            B           B           C            C            A            B           B          C           C
                                            if                       if                                    If                     if
                                      redeemed                 redeemed                              redeemed               redeemed
------------------------------------------------------------------------------------------------------------------------------------
1 year           $553         $158        $558        $158         $258         $553         $158        $558       $158        $258
------------------------------------------------------------------------------------------------------------------------------------
3 years          $814         $588        $888        $588         $588         $806         $580        $880       $580        $580
------------------------------------------------------------------------------------------------------------------------------------
5 years        $1,096       $1,045      $1,245      $1,045       $1,045       $1,079       $1,028      $1,228     $1,028      $1,028
------------------------------------------------------------------------------------------------------------------------------------
10 years       $1,897       $2,117      $2,117      $2,310       $2,310       $1,857       $2,077      $2,077     $2,272      $2,272
------------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within the first two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Payments under the Class A 12b-1 plan may not exceed 0.30% of average daily net assets. However, the Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.25%.

(5) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2001 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with the expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Investment strategy

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a           We will invest at least 65% of each Fund's assets in investment grade
corporation.                                            corporate bonds.

Debt securities within the top three categories
comprise what are known as high-grade bonds and are
regarded as having a strong ability to pay principal
and interest.  Securities in the fourth category are
known as medium-grade bonds and are regarded as
having an adequate capacity to pay principal and
interest but with greater vulnerability to adverse
economic conditions and speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued     Both Funds may invest up to 20% of net assets in high-yield corporate
by a corporation and rated lower than investment        bonds.
grade by an NRSRO such as S&P or Moody's. High-yield
bonds are higher risk securities issued by              We carefully evaluate an individual company's financial situation, its
corporations that have poor credit quality and may      management, the prospects for its industry and the technical factors
have difficulty repaying principal and interest.        related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                        Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations     The Funds may invest in direct U.S. government obligations; however, these
including bills, notes, bonds as well as other debt     securities will typically be a smaller percentage of the portfolio because
securities issued by the U.S. Treasury and securities   they generally do not offer as high a level of current income as other
of U.S. government agencies or instrumentalities.       fixed-income securities the Funds may invest in.
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon    We may invest in zero coupon bonds and payment-in-kind bonds. We expect
securities are debt obligations which do not entitle    payment-in-kind bonds to be a less significant component of our strategy.
the holder to any periodic payments of interest prior   The market prices of these bonds are generally more volatile than the
to maturity or a specified date when the securities     market prices of securities that pay interest periodically and are likely
begin paying current interest. Therefore, they are      to react to changes in interest rates to a greater degree than
issued and traded at a price lower than their face      interest-paying bonds having similar maturities and credit quality.  They
amounts or par value. Payment-in-kind bonds pay         may have certain tax consequences which, under certain conditions, could
interest or dividends in the form of additional bonds   be adverse to the Funds.
or preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
Foreign corporate and government securities: Debt       Each Fund may invest up to 15% of its net assets in securities of issuers
obligations issued by a foreign corporation and         in foreign countries.
securities issued by foreign governments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper Short-term debt              We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from two to 270     and/or A-1 or A-2 by S&P.  We may also invest in unrated commercial paper
days, issued by companies.                              if we determine its quality is comparable to these quality ratings.
------------------------------------------------------------------------------------------------------------------------------------
Short-term debt or money market instruments: Very       Each Fund may hold short-term debt or money market securities pending an
short-term debt securities generally considered to be   investment in other securities or when the manager feels that it is
equivalent to cash.                                     prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for our
such as a Fund, and seller of securities in which the   cash position. In order to enter into these repurchase agreements, we must
seller agrees to buy the securities back within a       have collateral of 102% of the repurchase price. A Fund will only enter
specified time at the same price the buyer paid for     into repurchase agreements in which the collateral is comprised of U.S.
them, plus an amount equal to an agreed upon interest   government securities.
rate. Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest in privately placed securities including those that are
whose resale is restricted under securities law.        eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed a Fund's 15%
                                                        limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an     Interest rate swaps may be used to adjust a Fund's sensitivity to interest
interest rate swap, a fund receives payments from       rates by changing its duration.  We may also use interest rate swaps to
another party based on a floating interest rate in      hedge against changes in interest rates.  We use index swaps to gain
return for making payments based on a fixed interest    exposure to markets that a Fund invests in, such as the corporate bond
rate.  An interest rate swap can also work in           market.  We may also use index swaps as substitute for futures, options or
reverse, with a fund receiving payments based on a      forward contracts if such contracts are not directly available to a Fund
fixed interest rate and making payments based on a      on favorable terms.
floating interest rate.  In an index swap, a fund
receives gains and incurs losses based on the total     Interest rate swaps and index swaps will be considered illiquid securities
return of an index, in exchange for making fixed or     (see below).
floating interest rate payments to another party.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks and warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities

Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions
We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that each Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------
                   Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a         We maintain a long-term investment approach and focus on high quality
majority of the securities in a certain       individual bonds that we believe can provide a steady stream of income
market-like the stock or bond market-will     regardless of interim fluctuations in the bond market. We do not try to
decline in value because of factors such as   predict overall interest rate movements and generallydo not buy and sell
economic conditions, future expectations or   securities for short-term purposes.
investor confidence.
                                              In evaluating the use of an index swap, we carefully consider how market
Index swaps are subject to the same market    changes could affect the swap and how that compares to us investing directly
risks as the investment market or sector      in the market the swap is intended to represent.
that the index represents. Depending on
the actual movements of the index and how
well the portfolio manager forecasts those
movements, a fund could experience a higher
or lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that           Interest rate risk is a significant risk for these Funds. In striving to
securities will decrease in value if          manage this risk, we monitor economic conditions and the interest rate
interest rates rise. The risk is greater      environment and may adjust each Fund's duration or average maturity as a
for bonds with longer maturities than for     defensive measure against interest rate risk.
those with shorter maturities.
                                              A Fund will not invest in swaps with maturities of more than two years. Each
Swaps may be particularly sensitive to        business day we will calculate the amount a Fund must pay for any swaps it
interest rate changes.  Depending on the      holds and will segregate enough cash or other liquid securities to cover that
actual movements of interest rates and how    amount.
well the portfolio manager anticipates
them, a fund could experience a higher or
lower return than anticipated.
------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a         We strive to minimize credit risk by investing primarily in higher quality,
bond's issuer (or an entity that insures      investment grade corporate bonds.
the bond) will be unable to make timely
payments of interest and principal.           Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk. We strive to manage that
Investing in so-called "junk" or              risk through careful bond selection, by limiting the percentage of the
"high-yield" bonds entails the risk of        portfolio that can be invested in lower quality bonds and by maintaining a
principal loss, which may be greater than     diversified portfolio of bonds representing a variety of industries and
the risk involved in investment grade         issuers.
bonds, particularly in times of economic
declines. High-yield bonds are sometimes      When selecting dealers with whom we would make interest rate or index swap
issued by companies whose earnings at the     agreements, we focus on those with high quality ratings and do careful credit
time the bond is issued are less than the     analysis before investing.
projected debt payments on the bonds.
------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that        We limit the percentage of the portfolio that can be invested in illiquid
securities cannot be readily sold within      securities.
seven days at approximately the price that
a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds

Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

Investment management fees

     --------------------------------------------------------------------------------------
                                                                             Delaware
                                                            Delaware         Extended
                                                        Corporate Bond       Duration
                                                              Fund           Bond Fund
     --------------------------------------------------------------------------------------
     As a percentage of average daily net assets             0.03%*            0.12%*
     --------------------------------------------------------------------------------------

------------
     * Reflects a waiver of fees by the manager.

Portfolio manager

Stuart N. Hosansky has primary responsibility for making day-to-day investment decisions for the Funds.

Stuart N. Hosansky, Vice President/Portfolio Manager, earned his bachelor's degree in Business Administration from Ohio State University and his MBA in Finance from Drexel University. He joined Delaware Investments in September 1998. Mr. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at Corestates Financial Corp. in both trading and credit analysis. Most recently, Mr. Hosansky worked for Corestates Investment Advisers as a Portfolio Manager performing extensive fixed-income research. He is a CFA charterholder and a member of the Financial Analysis of Philadelphia. Mr. Hosansky has been managing the Funds since April 25, 2000.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                            Board of Trustees
Investment Manager                                                         Custodian
Delaware Management Company                                                The Chase Manhattan Bank
One Commerce Square                                                        4 Chase Metrotech Center
Philadelphia, PA 19103                          The Funds                  Brooklyn, NY 11245

                      Distributor                           Service agent
                      Delaware Distributors, L.P.           Delaware Service Company, Inc.
                      1818 Market Street                    1818 Market Street
                      Philadelphia, PA 19103                Philadelphia, PA 19103

Portfolio managers
(see page __ for details)

                               Financial Advisers
                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges

------------------------------------------------------------------------------------------------------------------------------------
                                               Sales charge                  Sales charge                    Dealer's commission
                                                  as % of                        as %                               as %
Amount of purchase                            offering price              of amount invested                  of offering price
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                                 4.75%                         4.99%                              4.00%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 but under $250,000                        3.75%                         3.90%                              3.00%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 but under $500,000                        2.50%                         2.56%                              2.00%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 but under $1,000,000                      2.00%                         2.04%                              1.60%
------------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1%
if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Sales charge                  Sales charge                Dealer's commission
                                                      as % of                       as % of                       as % of
Amount of purchase                                offering price                amount invested                Offering price
------------------------------------------------------------------------------------------------------------------------------------

$1 million up to $5 million                            none                          none                          1.00%

------------------------------------------------------------------------------------------------------------------------------------
Next $20 million
Up to $25 million                                      none                          none                          0.50%

------------------------------------------------------------------------------------------------------------------------------------

Amount over $25 million                                none                          none                          0.25%

------------------------------------------------------------------------------------------------------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

-------------------------------------------------------------------------------------------------------------------------------
       Program                       How it works                                                  Share class
                                                                                 A                    B                C
-------------------------------------------------------------------------------------------------------------------------------

Letter of Intent                     Through a Letter of Intent you              X          Although the Letter of Intent and
                                     agree to invest a certain amount                       Rights of Accumulation do not
                                     in Delaware Investments Funds                          apply to the purchase of Class B
                                     (except money market funds with no                     and Class C shares, you can
                                     sales charge) over a 13-month                          combine your purchase of Class A
                                     period to qualify for reduced                          shares with your purchase of
                                     front-end sales charges.                               Class B and Class C shares to
                                                                                            fulfill your Letter of Intent or
                                                                                            qualify for Rights of
                                                                                            Accumulation.
-----------------------------------------------------------------------------------------
Rights of Accumulation               You can combine your holdings or            X
                                     purchases of all funds in the
                                     Delaware Investments family
                                     (except money market funds with no
                                     sales charge) as well as the
                                     holdings and purchases of your
                                     spouse and children under 21 to
                                     qualify for reduced front-end
                                     sales charges.
-------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed             Up to 12 months after you redeem       For Class       For Class B,        Not
Shares                               shares, you can reinvest the           A, you will     your account        available.
                                     proceeds without paying a sales        not have to     will be
                                     charge as noted to the right.          pay an          credited with
                                                                            additional      the
                                                                            front-end       contingent
                                                                            sales           deferred
                                                                            charge.         sales charge
                                                                                            you previously
                                                                                            paid on the
                                                                                            amount you
                                                                                            are reinvesting.
                                                                                            Your schedule
                                                                                            for contingent
                                                                                            deferred sales
                                                                                            charges and
                                                                                            conversion to
                                                                                            Class A will
                                                                                            not start over
                                                                                            again, it will
                                                                                            pick up from
                                                                                            the point at
                                                                                            which you
                                                                                            redeemed your
                                                                                            shares.
-------------------------------------------------------------------------------------------------------------------------------
SIMPLE IRA, SEP IRA, SARSEP,         These investment plans may qualify           X         There is no reduction in sales
Prototype Profit Sharing,            for reduced sales charges by                           charges for Class B or Class C
Pension, 401(k), SIMPLE              combining the purchases of all                         shares for group purchases by
401(k), 403(b)(7), and 457           members of the group. Members of                       retirement plans.
Retirement Plans                     these groups may also qualify to
                                     purchase shares without a front-end sales
                                     charge and may quality for a waiver of any
                                     contingent deferred sales charges.
-------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market.


Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]


By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Investments by fund of funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.





------------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                         A Class               B Class                C Class
                                                                           Period                 Period                 Period
                                                                Year      9/15/98(1)   Year     9/15/98(1)    Year      9/15/98(1)
                                                                Ended      through     Ended      through     Ended      through
                                                               7/31/00     7/31/99    7/31/00     7/31/99    7/31/00     7/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.280      $5.500     $5.280      $5.500     $5.280      $5.500
Income (loss) from investment operations:
Net investment income                                           0.353       0.201      0.315       0.171      0.316       0.171
Net realized and unrealized loss on investments                (0.210)     (0.216)    (0.210)     (0.216)    (0.210)     (0.216)
Total from investment operations                                0.143      (0.015)     0.105      (0.045)     0.106      (0.045)
                                                               ------      ------     ------      ------      -----        ----
Less dividends and distributions:
Dividends from net investment income                           (0.353)     (0.201)    (0.315)     (0.171)    (0.316)     (0.171)
                                                               ------      ------     ------      ------      -----        ----
Distributions from net realized gain on investments                --      (0.004)        --      (0.004)        --      (0.004)
                                                               ------      ------     ------      ------      -----        ----
Total dividends and distributions                              (0.353)     (0.205)    (0.315)     (0.175)    (0.316)     (0.175)
                                                               ======      ======     ======      ======      =====        ====
Net asset value, end of period                                 $5.070      $5.280     $5.070      $5.280     $5.070      $5.280
                                                               ======      ======     ======      ======      =====        ====
Total return(2)                                                 2.85%      (0.34%)     2.09%      (0.88%)      2.10%     (0.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,790      $1,377     $2,057      $1,236       $296        $303
Ratio of expenses to average net assets                         0.80%       0.80%      1.55%       1.55%      1.55%       1.55%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               1.27%       1.26%      2.02%       2.01%      2.02%       2.01%
Ratio of net investment income to average net assets            6.84%       5.75%      6.09%       5.00%      6.09%       5.00%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      6.37%       5.29%      5.62%       4.54%      5.62%       4.54%
Portfolio turnover                                               118%        175%       118%        175%       118%        175%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation.


------------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                  A Class               B Class               C Class
                                                                            Period                 Period                 Period
                                                                  Year     9/15/98(1)   Year      9/15/98(1)   Year      9/15/98(1)
                                                                  Ended     through     Ended      through     Ended      through
                                                                7/31/00     7/31/99    7/31/00     7/31/99    7/31/00     7/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $5.150      $5.500     $5.150      $5.500     $5.150      $5.500
Income (loss) from investment operations:
Net investment income                                             0.360       0.206      0.323       0.172      0.323       0.180
Net realized and unrealized loss on investments                  (0.260)     (0.347)    (0.260)     (0.347)    (0.260)     (0.347)
Total from investment operations                                  0.100      (0.141)     0.063      (0.175)     0.063      (0.167)
                                                                -------     -------    -------     -------    -------     -------
Less dividends and distributions:
Dividends from net investment income                             (0.360)     (0.206)    (0.323)     (0.172)    (0.323)     (0.180)
                                                                -------     -------    -------     -------    -------     -------
Distributions from net realized gain on investments                  --      (0.003)        --      (0.003)        --      (0.003)
                                                                -------     -------    -------     -------    -------     -------
Total dividends and distributions                                (0.360)     (0.209)    (0.323)     (0.175)    (0.323)     (0.183)
                                                                -------     =======    -------     =======    -------     =======
Net asset value, end of period                                   $4.890      $5.150     $4.890      $5.150     $4.890      $5.150
                                                                =======     =======    =======     =======    =======     =======
Total return(2)                                                   2.08%      (2.68%)     1.32%      (3.28%)     1.32%      (3.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $1,948      $1,042       $476        $114        $87         $58
Ratio of expenses to average net assets                           0.80%       0.80%      1.55%       1.55%      1.55%       1.55%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly                 1.23%       1.27%      1.98%       2.02%      1.98%       2.02%
Ratio of net investment income to average net assets              7.24%       5.88%      6.49%       5.13%      6.49%       5.13%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly        6.81%       5.41%      6.06%       4.66%      6.06%       4.66%
Portfolio turnover                                                 115%        201%       115%        201%       115%        201%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation.

How to read the Financial highlights


Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


Lehman Brothers Long U.S. Credit Index
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years or more.

Lehman Brothers U.S. Credit Index
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.


Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD Regulation, Inc.  (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.


SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.


Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities. Treasury bills Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

--------------------------------------------------------------------------------
Fund name                                  CUSIP number           NASDAQ symbol
--------------------------------------------------------------------------------
Delaware Corporate Bond Fund
--------------------------------------------------------------------------------
A Class                                    245908785              DGCAX
--------------------------------------------------------------------------------
B Class                                    245908777              DGCBX
--------------------------------------------------------------------------------
C Class                                    245908769              DGCCX
--------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund
--------------------------------------------------------------------------------
A Class                                    245908835              DEEAX
--------------------------------------------------------------------------------
B Class                                    245908827              DEEBX
--------------------------------------------------------------------------------
C Class                                    245908819              DEECX
--------------------------------------------------------------------------------


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
P-460 [--] PP 09/00            Philadelphia * London

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London


                          Delaware Corporate Bond Fund
                      Delaware Extended Duration Bond Fund


                               Institutional Class


                                   Prospectus
                               September 29, 2000

                              Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                  page
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                          page
Investment manager
Portfolio manager
Fund administration (Who's who)

About your account                             page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations              page

Financial highlights                           page

Profile: Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

What are the Funds' goals?
Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to meet its goal, there is no assurance that it will.

What are the Funds' main investment strategies?
We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to those that have investment grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and 11 years.

What are the main risks of investing in the Funds?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities in the Funds' portfolio. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Funds
  o Investors with medium or long-range goals.
  o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
  o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds
  o Investors with very short-term financial goals.
  o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
  o Investors seeking long-term growth of capital.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial adviser to determine whether they are an appropriate choice for you.

How have the Funds performed?
This bar chart and table can help you evaluate the risks of investing in the Funds. We show returns for the past calendar year, as well as average annual returns for one-year and lifetime periods. A Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

[bar chart]

Total return (Institutional Class)

--------------------------------------------------- ------------
                                                          1999
--------------------------------------------------- ------------
Delaware Corporate Bond Fund                             -1.77%
--------------------------------------------------- ------------
Delaware Extended Duration Bond Fund                     -5.34%
--------------------------------------------------- ------------

As of June 30, 2000, the Delaware Corporate Bond Fund's Institutional Class shares had a calendar year-to-date return of 0.66%. During the period illustrated in this bar chart, the Institutional Class' highest quarterly return was 1.04% for the quarter ended December 31, 1999 and its lowest quarterly return was -1.91% for the quarter ended June 30, 1999.

As of June 30, 2000, the Delaware Extended Duration Bond Fund's Institutional Class shares had a calendar year-to-date return of 0.52%. During the period illustrated in this bar chart, the Institutional Class' highest quarterly return was -0.16% for the quarter ended September 30, 1999 and its lowest quarterly return was -3.01% for the quarter ended June 30, 1999.

                              Average annual returns for periods ending 12/31/99

-------------------------------------------------------------------------------
                                                      Institutional Class
-------------------------------------------------------------------------------
                                               1 year       Lifetime
                                                            (inception 9/15/98)
-------------------------------------------------------------------------------
Delaware Corporate Bond Fund                   -1.77%        0.98%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Credit Index               1.94%       -1.08%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund           -5.34%       -1.86%
-------------------------------------------------------------------------------
Lehman Brothers Long U.S. Credit Index         -5.76%       -3.94%
-------------------------------------------------------------------------------

The table above shows returns compared to the performance of the Lehman Brothers U.S. Credit Index and the Lehman Brothers Long U.S. Credit Index. You should remember that unlike the Funds, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Funds' fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds.

------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on purchases as a
percentage of offering price                                     none
------------------------------------------------------------- ------------
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower                                        none
------------------------------------------------------------- ------------
Maximum sales charge (load) imposed on reinvested
dividends                                                        none
------------------------------------------------------------- ------------
Redemption fees                                                  none
------------------------------------------------------------- ------------
Exchange fees(1)                                                 none
------------------------------------------------------------- ------------

Annual fund operating expenses are deducted from a Fund's assets.

--------------------------------------------- ------------------------------------ -----------------------------------
                                                     Delaware Corporate Bond           Delaware Extended Duration
                                                             Fund                              Bond Fund
--------------------------------------------- ------------------------------------ -----------------------------------
Management fees                                              0.50%                               0.55%
--------------------------------------------- ------------------------------------ -----------------------------------
Distribution and service (12b-1) fees                        none                                 none
--------------------------------------------- ------------------------------------ -----------------------------------
Other expenses                                               0.52%                               0.43%
--------------------------------------------- ------------------------------------ -----------------------------------
Total annual fund operating expenses                         1.02%                               0.98%
--------------------------------------------- ------------------------------------ -----------------------------------
Fee waivers and payments(2)                                 (0.47%)                             (0.43%)
--------------------------------------------- ------------------------------------ -----------------------------------
Net expenses                                                 0.55%                               0.55%
--------------------------------------------- ------------------------------------ -----------------------------------

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- --------------------------- ----------------------------------
                  Delaware Corporate          Delaware Extended Duration
                  Bond Fund                   Bond Fund
----------------- --------------------------- ----------------------------------
1 year                $   56                            $   56
----------------- --------------------------- ----------------------------------
3 years               $  278                            $  269
----------------- --------------------------- ----------------------------------
5 years               $  518                            $  500
----------------- --------------------------- ----------------------------------
10 years              $1,205                            $1,162
----------------- --------------------------- ----------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2001 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(3) The Funds' actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Investment strategy
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------- ----------------------------------------------------------------------------
                      Securities                                                      How we use them

------------------------------------------------------- ----------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a           We will invest at least 65% of each Fund's assets in investment grade
corporation.                                            corporate bonds.

Debt securities within the top three categories
comprise what are known as high-grade bonds and are
regarded as having a strong ability to pay principal
and interest.  Securities in the fourth category are
known as medium-grade bonds and are regarded as
having an adequate capacity to pay principal and
interest but with greater vulnerability to adverse
economic conditions and speculative characteristics.
------------------------------------------------------- ----------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued     Both Funds may invest up to 20% of net assets in high-yield corporate
by a corporation and rated lower than investment        bonds.
grade by an NRSRO such as S&P or Moody's. High-yield
bonds are higher risk securities issued by              We carefully evaluate an individual company's financial situation, its
corporations that have poor credit quality and may      management, the prospects for its industry and the technical factors
have difficulty repaying principal and interest.        related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Funds may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                        Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------- ----------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations     The Funds may invest in direct U.S. government obligations; however, these
including bills, notes, bonds as well as other debt     securities will typically be a smaller percentage of the portfolio because
securities issued by the U.S. Treasury and securities   they generally do not offer as high a level of current income as other
of U.S. government agencies or instrumentalities.       fixed-income securities the Funds may invest in.
------------------------------------------------------- ----------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon    We may invest in zero coupon bonds and payment-in-kind bonds. We expect
securities are debt obligations which do not entitle    payment-in-kind bonds to be a less significant component of our strategy.
the holder to any periodic payments of interest prior   The market prices of these bonds are generally more volatile than the
to maturity or a specified date when the securities     market prices of securities that pay interest periodically and are likely
begin paying current interest. Therefore, they are      to react to changes in interest rates to a greater degree than
issued and traded at a price lower than their face      interest-paying bonds having similar maturities and credit quality. They
amounts or par value. Payment-in-kind bonds pay         may have certain tax consequences which, under certain conditions, could
interest or dividends in the form of additional bonds   be adverse to the Funds.
or preferred stock.
------------------------------------------------------- ----------------------------------------------------------------------------
Foreign corporate and government securities: Debt       Each Fund may invest up to 15% of its net assets in securities of issuers
obligations issued by a foreign corporation and         in foreign countries.
securities issued by foreign governments.
------------------------------------------------------- ----------------------------------------------------------------------------

------------------------------------------------------- ----------------------------------------------------------------------------
                      Securities                                                      How we use them

------------------------------------------------------- ----------------------------------------------------------------------------
Corporate commercial paper Short-term debt              We may invest in commercial paper that is rated P-1 or P-2 by Moody's
obligations with maturities ranging from two to 270     and/or A-1 or A-2 by S&P. We may also invest in unrated commercial paper
days, issued by companies.                              if we determine its quality is comparable to these quality ratings.

------------------------------------------------------- ----------------------------------------------------------------------------
Short-term debt or money market instruments: Very       Each Fund may hold short-term debt or money market securities pending an
short-term debt securities generally considered to be   investment in other securities or when the manager feels that it is
equivalent to cash.                                     prudent to do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
------------------------------------------------------- ----------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer     Typically, we use repurchase agreements as a short-term investment for our
such as a Fund, and seller of securities in which the   cash position. In order to enter into these repurchase agreements, we must
seller agrees to buy the securities back within a       have collateral of 102% of the repurchase price. A Fund will only enter
specified time at the same price the buyer paid for     into repurchase agreements in which the collateral is comprised of U.S.
them, plus an amount equal to an agreed upon interest   government securities.
rate. Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------------- ----------------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest in privately placed securities including those that are
whose resale is restricted under securities law.        eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed a Fund's 15%
                                                        limit on illiquid securities, which is described below.
------------------------------------------------------- ----------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an     Interest rate swaps may be used to adjust a Fund's sensitivity to interest
interest rate swap, a fund receives payments from       rates by changing its duration. We may also use interest rate swaps to
another party based on a floating interest rate in      hedge against changes in interest rates. We use index swaps to gain
return for making payments based on a fixed interest    exposure to markets that a Fund invests in, such as the corporate bond
rate. An interest rate swap can also work in            market. We may also use index swaps as substitute for futures, options or
reverse, with a fund receiving payments based on a      forward contracts if such contracts are not directly available to a Fund
fixed interest rate and making payments based on a      on favorable terms.
floating interest rate.  In an index swap, a fund
receives gains and incurs losses based on the total     Interest rate swaps and index swaps will be considered illiquid securities
return of an index, in exchange for making fixed or     (see below).
floating interest rate payments to another party.
------------------------------------------------------- ----------------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 15% of total assets in illiquid securities.
ready market and cannot be easily sold within seven
days at approximately the price that a Fund has
valued them.
------------------------------------------------------- ----------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks and warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in security transactions. These transactions, if any, will generate additional income for the Funds.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in a Fund being unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defense positions
We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary, defensive strategy. To the extent that a Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that each Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

--------------------------------------------- --------------------------------------------------------------------------------
                   Risks                                               How we strive to manage them
--------------------------------------------- --------------------------------------------------------------------------------
Market risk is the risk that all or a         We maintain a long-term investment approach and focus on high quality
majority of the securities in a certain       individual bonds that we believe can provide a steady stream of income
market- like the stock or bond market-will    regardless of interim fluctuations in the bond market. We do not try to
decline in value because of factors such as   predict overall interest rate movements and generally do not buy and sell
economic conditions, future expectations or   securities for short-term purposes.
investor confidence.
                                              In evaluating the use of an index swap, we carefully consider how market
Index swaps are subject to the same market    changes could affect the swap and how that compares to us investing directly
risks as the investment market or sector      in the market the swap is intended to represent.
that the index represents. Depending on
the actual movements of the index and how
well the portfolio manager forecasts those
movements, a fund could experience a higher
or lower return than anticipated.

--------------------------------------------- --------------------------------------------------------------------------------
Interest rate risk is the risk that           Interest rate risk is a significant risk for these Funds.  In striving to
securities will decrease in value if          manage this risk, we monitor economic conditions and the interest rate
interest rates rise. The risk is greater      environment and may adjust each Fund's duration or average maturity as a
for bonds with longer maturities than for     defensive measure against interest rate risk.
those with shorter maturities.
                                              A Fund will not invest in swaps with maturities of more than two years. Each
Swaps may be particularly sensitive to        business day we will calculate the amount a Fund must pay for any swaps it
interest rate changes. Depending on the       holds and will segregate enough cash or other liquid securities to cover that
actual movements of interest rates and how    amount.
well the portfolio manager anticipates
them, a fund could experience a higher or
lower return than anticipated.

--------------------------------------------- --------------------------------------------------------------------------------

--------------------------------------------- --------------------------------------------------------------------------------
                   Risks                                               How we strive to manage them
--------------------------------------------- --------------------------------------------------------------------------------
Credit risk is the possibility that a         We strive to minimize credit risk by investing primarily in higher quality,
bond's issuer (or an entity that insures      investment grade corporate bonds.
the bond) will be unable to make timely
payments of interest and principal.           Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk.  We strive to manage that
Investing in so-called "junk" or              risk through careful bond selection, by limiting the percentage of the
"high-yield" bonds entails the risk of        portfolio that can be invested in lower quality bonds and by maintaining a
principal loss, which may be greater than     diversified portfolio of bonds representing a variety of industries and
the risk involved in investment grade         issuers.
bonds, particularly in times of economic
declines. High-yield bonds are sometimes      When selecting dealers with whom we would make interest rate or index swap
issued by companies whose earnings at the     agreements, we focus on those with high quality ratings and do careful credit
time the bond is issued are less than the     analysis before investing.
projected debt payments on the bonds.

--------------------------------------------- --------------------------------------------------------------------------------
Liquidity risk is the possibility that        We limit the percentage of the portfolio that can be invested in illiquid
securities cannot be readily sold within      securities.
seven days at approximately the price that
a fund has valued them.
--------------------------------------------- --------------------------------------------------------------------------------

Who manages the Funds

Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

Investment management fees

--------------------------------------------- ----------------- ---------------
                                                                    Delaware
                                                  Delaware          Extended
                                               Corporate Bond    Duration Bond
                                                    Fund              Fund
--------------------------------------------- ----------------- ---------------
As a percentage of average daily net assets        0.03%*            0.12%*
--------------------------------------------- ----------------- ---------------

----------
*Reflects a waiver of fees by the manager.

Portfolio manager
Stuart N. Hosansky has primary responsibility for making day-to-day investment decisions for the Funds.

Stuart N. Hosansky, Vice President/Portfolio Manager, earned his bachelor's degree in Business Administration from Ohio State University and his MBA in Finance from Drexel University. He joined Delaware Investments in September 1998. Mr. Hosansky began his investment career at PNC Financial Corp. as an Assistant Vice President and Credit Officer. He subsequently held various positions at Corestates Financial Corp. in both trading and credit analysis. Most recently, Mr. Hosansky worked for Corestates Investment Advisers as a Portfolio Manager performing extensive fixed-income research. He is a CFA charterholder and a member of the Financial Analysis of Philadelphia. Mr. Hosansky has been managing the Funds since April 25, 2000.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         Board of Trustees
Investment Manager                                                                             Custodian
Delaware Management Company                                                                    The Chase Manhattan Bank
One Commerce Square                                                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                         The Funds                       Brooklyn, NY 11245

                                Distributor                                 Service agent
                                Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                1818 Market Street                          1818 Market Street
                                Philadelphia, PA 19103                      Philadelphia, PA 19103

Portfolio managers
(see page __ for details)
                                                            Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients; and

o clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]


By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Investments by Fund of Funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.

-------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                                                                             Institutional Class
------------------------------------------------------------------------------------------------------ ------------ ------------
                                                                                                                         Period
                                                                                                              Year   9/15/98(1)
                                                                                                             Ended      through
                                                                                                           7/31/00      7/31/99
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Net asset value, beginning of period                                                                         $5.280       $5.500
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------ ------------ ------------
Net investment income                                                                                        0.367        0.212
------------------------------------------------------------------------------------------------------ ------------ ------------
Net realized and unrealized loss on investments                                                            (0.210)      (0.216)
------------------------------------------------------------------------------------------------------ ------------ ------------
Total from investment operations                                                                             0.157      (0.004)
                                                                                                             -----      -------
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Less dividends and distributions:
------------------------------------------------------------------------------------------------------ ------------ ------------
Dividends from net investment income                                                                       (0.367)      (0.212)
                                                                                                           -------      -------
------------------------------------------------------------------------------------------------------ ------------ ------------
Distributions from net realized gain on investments                                                            ---      (0.004)
                                                                                                           -------      -------
------------------------------------------------------------------------------------------------------ ------------ ------------
Total dividends and distributions                                                                          (0.367)      (0.216)
                                                                                                           =======      =======
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Net asset value, end of period                                                                              $5.070       $5.280
                                                                                                            ======       ======
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Total return(2)                                                                                              3.12%      (0.14%)
------------------------------------------------------------------------------------------------------ ------------ ------------

------------------------------------------------------------------------------------------------------ ------------ ------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------ ------------ ------------
Net assets, end of period (000 omitted)                                                                    $55,088      $55,201
------------------------------------------------------------------------------------------------------ ------------ ------------
Ratio of expenses to average net assets                                                                      0.55%        0.55%
------------------------------------------------------------------------------------------------------ ------------ ------------
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                                                1.02%        1.01%
------------------------------------------------------------------------------------------------------ ------------ ------------
Ratio of net investment income to average net assets                                                         7.09%        6.00%
------------------------------------------------------------------------------------------------------ ------------ ------------
Ratio of net investment income to average net assets prior to expense limitation
 and expenses paid indirectly                                                                                6.62%        5.54%
------------------------------------------------------------------------------------------------------ ------------ ------------
Portfolio turnover                                                                                            118%         175%
--------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation.

-------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                                                              Institutional Class
----------------------------------------------------------------------------------------------- ------------ ------------
                                                                                                                  Period
                                                                                                       Year   9/15/98(1)
                                                                                                      Ended      through
                                                                                                    7/31/00      7/31/99
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Net asset value, beginning of period                                                                  $5.150       $5.500
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------- ------------ ------------
Net investment income                                                                                 0.372        0.215
----------------------------------------------------------------------------------------------- ------------ ------------
Net realized and unrealized loss on investments                                                     (0.260)      (0.347)
----------------------------------------------------------------------------------------------- ------------ ------------
Total from investment operations                                                                      0.112      (0.132)
                                                                                                    -------      -------
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------- ------------ ------------
Dividends from net investment income                                                                (0.372)      (0.215)
                                                                                                    -------      -------
----------------------------------------------------------------------------------------------- ------------ ------------
Distributions from net realized gain on investments                                                     ---      (0.003)
                                                                                                    -------      -------
----------------------------------------------------------------------------------------------- ------------ ------------
Total dividends and distributions                                                                   (0.372)      (0.218)
                                                                                                    =======      =======
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Net asset value, end of period                                                                       $4.890       $5.150
                                                                                                     ======       ======
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Total return(2)                                                                                       2.34%      (2.52%)
----------------------------------------------------------------------------------------------- ------------ ------------

----------------------------------------------------------------------------------------------- ------------ ------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------- ------------ ------------
Net assets, end of period (000 omitted)                                                            $61, 995      $55,631
----------------------------------------------------------------------------------------------- ------------ ------------
Ratio of expenses to average net assets                                                               0.55%        0.55%
----------------------------------------------------------------------------------------------- ------------ ------------
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                                         0.98%        1.02%
----------------------------------------------------------------------------------------------- ------------ ------------
Ratio of net investment income to average net assets                                                  7.49%        6.13%
----------------------------------------------------------------------------------------------- ------------ ------------
Ratio of net investment income to average net assets prior to expense limitation
 and expenses paid indirectly                                                                         7.06%        5.66%
----------------------------------------------------------------------------------------------- ------------ ------------
Portfolio turnover                                                                                     115%         201%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


Lehman Brothers Long U.S. Credit Index
A total return index of all publicly issued, fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues. All bonds have maturities of at least 10 years or more.

Lehman Brothers U.S. Credit Index
An index based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate bonds and Yankee issues.


Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund



Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about a Fund from your financial adviser.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.


Web site
www.delawareinvestments.com

E-mail
service@delinvest.com


Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)


For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

--------------------------------------------------------------------------------------------------------------------------
Fund name                                                              CUSIP number             NASDAQ symbol
---------------------------------------------------------------------- ------------------------ --------------------------
Delaware Corporate Bond Fund Institutional Class                       245908751                DGCIX
---------------------------------------------------------------------- ------------------------ --------------------------
Delaware Extended Duration Bond Fund Institutional Class               245908793                DEEIX
---------------------------------------------------------------------- ------------------------ --------------------------


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-463 [--] PP 9/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                            Delaware Delchester Fund
                     Delaware High-Yield Opportunities Fund


                           Class A o Class B o Class C



                                   Prospectus
                               September 29, 2000

                              Current Income Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents
Fund profiles                                                    page
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

How we manage the Funds                                          page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                                            page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                               page
Investing in the Funds
      Choosing a share class
      How to reduce your sales charge
      How to buy shares Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Certain management considerations                                page

Financial highlights                                             page

Profile:  Delaware Delchester Fund

What is the Fund's goal?
Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

    o Investors looking for a fixed-income investment that offers potential for very high current income.

    o Investors with long-term financial goals.

Who should not invest in the Fund
    o Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delaware Delchester Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and ten- year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

Year-by-year total return (Class A)

--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------
1990            1991         1992         1993         1994         1995         1996         1997          1998         1999
--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------
-12.20%         43.45%       17.19%       16.50%       -4.47%       13.99%       12.33%       13.91%        -1.81%       -3.47%
--------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------- ------------ -----------

As of June 30, 2000, the Fund's Class A shares had a calendar year-to-date return of -8.25%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 18.33% for the quarter ended March 31, 1991 and its lowest quarterly return was -8.25% for the quarter ended September 30, 1990.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.


                                                               Average annual returns for periods ending 12/31/99
-----------------------------------------------------------------------------------------------------------------
CLASS                      A                    B                    C                         Salomon Smith
                                                                                              Barney Cash Pay
                                                                                              High-Yield Index
-----------------------------------------------------------------------------------------------------------------
                                                (if redeemed)*       (if redeemed)*
-----------------------------------------------------------------------------------------------------------------
                           (Inception 8/20/70)  (Inception 5/2/94)   (Inception 11/29/95)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
1 year                      -8.00%              -7.66%               -5.05%                    0.84%
-----------------------------------------------------------------------------------------------------------------
5 years                      5.66%               5.63%                  N/A                    9.49%
-----------------------------------------------------------------------------------------------------------------
10 years or lifetime**       8.01%               4.43%                4.36%                   10.46%
-----------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Class B would be -4.17%, 5.90% and 4.54% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -4.17% and 4.36% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Salomon Smith Barney Cash Pay High-Yield Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 8.76% and 7.41%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.



------------------------------------------------------------- ------------ ---------- ----------
CLASS                                                         A            B          C
------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                   4.75%        none       none
------------------------------------------------------------- ------------ ---------- ----------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                          none(1)      4%(2)      1%(3)
------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on   reinvested           none         none       none
dividends
------------------------------------------------------------- ------------ ---------- ----------
Redemption fees                                               none         none       none
------------------------------------------------------------- ------------ ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.


------------------------------------------------------ ----------- ----------- -----------
                                                         Class A     Class B     Class C
------------------------------------------------------ ----------- ----------- -----------
------------------------------------------------------ ----------- ----------- -----------
Management fees                                            0.63%       0.63%       0.63%
------------------------------------------------------ ----------- ----------- -----------
Distribution and service (12b-1) fees                      0.27%(4)    1.00%       1.00%
------------------------------------------------------ ----------- ----------- -----------
Other expenses                                             0.40%       0.40%       0.40%
------------------------------------------------------ ----------- ----------- -----------
Total operating expenses(5)                                1.30%       2.03%       2.03%
------------------------------------------------------ ----------- ----------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------- ----------- ------------ -------------------- ----------- -------------------
CLASS(7)          A           B            B                    C           C
----------------- ----------- ------------ -------------------- ----------- -------------------
                                            (if redeemed)                   (if redeemed)
----------------- ----------- ------------ -------------------- ----------- -------------------
1 year                  $601         $206                 $606        $206                $306
----------------- ----------- ------------ -------------------- ----------- -------------------
3 years                 $868         $637                 $937        $637                $637
----------------- ----------- ------------ -------------------- ----------- -------------------
5 years               $1,154       $1,093               $1,293      $1,093              $1,093
----------------- ----------- ------------ -------------------- ----------- -------------------
10 years              $1,968       $2,171               $2,171      $2,358              $2,358
----------------- ----------- ------------ -------------------- ----------- -------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%.
(5) The investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.90% of average daily net assets from June 1, 2000 through November 30, 2000.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?
Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particular under adverse conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
    o Investors with long-term financial goals.
    o Investors looking for a fixed-income investment that offers a combination of total return with high current income.
    o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity -oriented portfolios.

Who should not invest in the Fund
    o Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delaware High-Yield Opportunities Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show returns for the Fund's Class A shares for the past three calendar years, as well as the average annual returns of all shares for one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the expense limitations.


[bar chart]

Year-by-year total return (Class A)

------------- ------------ -------------
1997          1998         1999
------------- ------------ -------------
17.31%        2.85%        4.70%
------------- ------------ -------------

As of June 30, 2000, the Fund's Class A shares had a calendar year-to-date return of 0.03%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.14% for the quarter ended [June 30, 1997] and its lowest quarterly return was -3.98% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 4.75%, which is normally assessed when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

                                                                           Average annual returns for periods ending 12/31/99
----------------------------------------------------------------------------------------------------------------------------------
CLASS                    A                       B (if redeemed)*       C (if redeemed)*        Salomon Smith Barney Cash Pay
                         (Inception 12/30/96)    (Inception 2/17/98)    (Inception 2/17/98)     High-Yield Index
----------------------------------------------------------------------------------------------------------------------------------
1 year                   -0.23%                  0.16%                  3.04%                   0.84%
----------------------------------------------------------------------------------------------------------------------------------
Lifetime**               6.36%                   -1.27%                 0.57%                   6.00%
----------------------------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Class B would be 4.02% and 0.58% for the one-year and lifetime periods, respectively. Returns for Class C would be 4.01% and 0.57% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Salomon Smith Barney Cash Pay High-Yield Index returns are for the Class A lifetime period. The index return for Class B and Class C lifetime was 1.27%. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

------------------------------------------------------------- ------------ ---------- ----------
CLASS                                                         A            B          C
------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on   purchases as a       4.75%        none       none
percentage of offering price
------------------------------------------------------------- ------------ ---------- ----------
Maximum contingent deferred sales charge (load) as a          none(1)      4%(2)      1%(3)
percentage of original purchase price or
redemption price, whichever is lower
------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on   reinvested           none         none       none
dividends
------------------------------------------------------------- ------------ ---------- ----------
Redemption fees                                               none         none       none
------------------------------------------------------------- ------------ ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------- ----------- ----------- -----------
                                                                 Class A     Class B     Class C
------------------------------------------------------------- ----------- ----------- -----------
Management fees                                                    0.65%       0.65%       0.65%
------------------------------------------------------------- ----------- ----------- -----------
Distribution and service (12b-1) fees                              0.30%       1.00%       1.00%
------------------------------------------------------------- ----------- ----------- -----------
Other expenses                                                     0.62%       0.62%       0.62%
------------------------------------------------------------- ----------- ----------- -----------
Total annual fund operating expenses                               1.57%       2.27%       2.27%
------------------------------------------------------------- ----------- ----------- -----------
Fee waivers and payments(4)                                       (0.27%)     (0.27%)     (0.27%)
------------------------------------------------------------- ----------- ----------- -----------
Net expenses                                                       1.30%       2.00%       2.00%
------------------------------------------------------------- ----------- ----------- -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------- ---------- ------------ ------------- --------------- ---------------
Class(6)                             A            B             B               C               C
                                                     (if redeemed)                   (if redeemed)
--------------------------- ---------- ------------ ------------- --------------- ---------------
1 year                           $601         $203          $603            $203            $303
--------------------------- ---------- ------------ ------------- --------------- ---------------
3 years                          $922         $683          $983            $683            $683
--------------------------- ---------- ------------ ------------- --------------- ---------------
5 years                        $1,265       $1,191        $1,391          $1,191          $1,191
--------------------------- ---------- ------------ ------------- --------------- ---------------
10 years                       $2,232       $2,408        $2,408          $2,584          $2,584
--------------------------- ---------- ------------ ------------- --------------- ---------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2001 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund
Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criteria.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

Delaware High-Yield Opportunities Fund
Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Fund's assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.


------------------------------------------------- ----------------------------------------------------------------------------------
                   Securities                                                       How we use them
------------------------------------------------- --------------------------------- ------------------------------------------------
                                                      Delaware Delchester Fund      Delaware High-Yield Opportunities Fund
------------------------------------------------- --------------------------------- ------------------------------------------------
High-yield corporate bonds: Debt obligations      Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
issued by a corporation and rated lower than      invest without limit in           invest without limit in high-yield corporate
investment grade by an NRSRO such as S&P or       high-yield corporate bonds.       bonds. The Fund generally will not purchase
Moody's or, if unrated, that we believe are of    Emphasis is typically on those    corporate bonds which, at the time of
comparable quality.  These securities are         rated BB or B by an NRSRO.        purchase, are rated lower than CCC by S&P or
considered to be of poor standing and                                               Caa by Moody's.
predominately speculative.
------------------------------------------------- ----------------------------------------------------------------------------------
U.S. government securities: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes, bonds and     will typically be a small percentage of the portfolio because they generally do
other debt securities issued by the U.S.          not offer as high a level of current income as high-yield corporate bonds.
Treasury or securities of U.S. government
agencies or instrumentalities which are backed
by the full faith and credit of the United
States.
------------------------------------------------- --------------------------------- ------------------------------------------------
Foreign government or corporate securities:       Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
Securities issued by foreign governments or       invest up to 20% of its total     invest up to 15% of its total assets in
supranational entities or foreign corporations.   assets in securities of issuers   securities of issuers domiciled in foreign
                                                  domiciled in foreign countries    countries including both established countries
A supranational entity is an entity established   including both established        and those with emerging markets.
or financially supported by the national          countries and those with
governments of one or more countries. The         emerging markets.
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) is one example of a supranational entity.
------------------------------------------------- ----------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero     We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
coupon securities are debt obligations which do   expect this to be a significant component of our strategy.  The market prices of
not entitle the holder to any periodic payments   these bonds are generally more volatile than the market prices of securities
of interest prior to maturity or a specified      that pay interest periodically and are likely to react to changes in interest
date when the securities begin paying current     rates to a greater degree than interest-paying bonds having similar maturities
interest. Therefore, they are issued and traded   and credit quality.  They may have certain tax consequences which, under certain
at a price lower than their face amounts or par   conditions, could be adverse to the Funds.
value. Payment-in-kind bonds pay interest or
dividends in the form of additional bonds or
preferred stock.
------------------------------------------------- ----------------------------------------------------------------------------------
Equity securities: Equity securities represent    Each Fund may invest in equity securities.  Generally, the Funds will invest
ownership interests in a company and consist of   less than 5% of total assets in these securities.
common stocks, preferred stocks, warrants to
acquire common stock and securities convertible
into common stock.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
                   Securities                                                      How we use them
------------------------------------------------- --------------------------------- ------------------------------------------------
                                                      Delaware Delchester Fund      Delaware High-Yield Opportunities Fund
------------------------------------------------- --------------------------------- ------------------------------------------------
Repurchase agreements: An agreement between a     Typically, we use repurchase agreements as a short-term investment for each
buyer, such as a Fund, and seller of securities   Fund's cash position. In order to enter into these repurchase agreements, a Fund
in which the seller agrees to buy the             must have collateral of 102% of the repurchase price.  No more than 10% of
securities back within a specified time at the    either Fund's assets may be invested in repurchase agreements of over seven
same price the buyer paid for them, plus an       days' maturity.  A Fund will only enter into repurchase agreements in which the
amount equal to an agreed upon interest rate.     collateral is comprised of U.S. government securities.
Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------- ----------------------------------------------------------------------------------
Restricted securities: Privately placed           We may invest in privately placed securities including those that are eligible
securities whose resale is restricted under       for resale only among certain institutional buyers without registration, which
securities law.                                   are commonly known as Rule 144A Securities.
                                                  --------------------------------- ------------------------------------------------
                                                  Restricted securities that are    Restricted securities that are determined to
                                                  determined to be illiquid may     be illiquid may not exceed Delaware High-Yield
                                                  not exceed Delaware Delchester    Opportunities Fund's 15% limit on illiquid
                                                  Fund's 10% limit on illiquid      securities, which is described below.
                                                  securities, which is described
                                                  below.
------------------------------------------------- --------------------------------- ------------------------------------------------
Illiquid securities: Securities that do not       We may invest up to 10% of net    We may invest up to 15% of net assets in
have a ready market, and cannot be easily sold    assets in illiquid securities.    illiquid securities.
within seven days at approximately the price
that a fund has valued them.
------------------------------------------------- --------------------------------- ------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks
Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis
Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover
We anticipate that each Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------ -----------------------------------------------------------------------
                           Risks                                                  How we strive to manage them
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                 Delaware Delchester Fund     Delaware High-Yield Opportunities Fund
------------------------------------------------------------ -----------------------------------------------------------------------

Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on bonds that we
securities in a certain market--like the stock or bond       believe will continue to pay interest or stocks we believe can
market--will decline in value because of factors such as     appreciate over an extended time frame regardless of interim market
economic conditions, future expectations or investor         fluctuations. We do not try to predict overall stock and bond market
confidence.                                                  or interest rate movements and generally do not trade for short-term purposes.

------------------------------------------------------------ -----------------------------------------------------------------------
Industry and security risk is the risk that the value of     We limit the amount of each Fund's assets invested in any one industry
securities in a particular industry or the value of an       and in any individual security. We also follow a rigorous selection
individual stock or bond will decline because of changing    process before choosing securities for the portfolio.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.
------------------------------------------------------------ -----------------------------------------------------------------------
Interest rate risk is the risk that securities will          Each Fund is subject to interest rate risk.  We cannot eliminate that
decrease in value if interest rates rise. The risk is        risk, but we do strive to manage it by monitoring economic conditions.
greater for bonds with longer maturities than for those
with shorter maturities.
------------------------------------------------------------ -----------------------------------------------------------------------
Credit risk is the risk that there is the possibility that   Our careful, credit-oriented bond selection and our commitment to hold
a bond's issuer will be unable to make timely payments of    a diversified selection of high-yield bonds are designed to manage
interest and principal.                                      this risk.

Investing in so-called "junk" or "high-yield" bonds                                               For Delaware High-Yield
entails the risk of principal loss, which may be greater                                          Opportunities Fund: We generally
than the risk involved in investment grade bonds.                                                 do not purchase corporate bonds
High-yield bonds are sometimes issued by companies whose                                          which, at the time of purchase,
earnings at the time of issuance are less than the                                                are rated lower than CCC by S&P
projected debt service on the junk bonds.                                                         or Caa by Moody's.  If a
                                                                                                  corporate bond held by the Fund
                                                                                                  drops below these levels or goes
                                                                                                  into default, the Fund will begin
                                                                                                  to sell the security in an
                                                                                                  orderly manner, striving to
                                                                                                  minimize any adverse affect on
                                                                                                  the Fund.
------------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------------------------
                           Risks                                                  How we strive to manage them
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                 Delaware Delchester Fund     Delaware High-Yield Opportunities Fund
------------------------------------------------------------ -----------------------------------------------------------------------
Recession risk: Although the market for high-yield bonds     It is likely that protracted periods of economic uncertainty would
existed through periods of economic downturns, the           cause increased volatility in the market prices of high-yield bonds,
high-yield market grew rapidly during the long economic      an increase in the number of high-yield bond defaults and
expansion which took place in the United States during the   corresponding volatility in each Fund's net asset value. In the past,
1980s.  During that economic expansion, the use of           uncertainty and volatility in the high-yield market have resulted in
high-yield debt securities to finance highly leveraged       volatility in a Fund's net asset value.
corporate acquisitions and restructurings increased
dramatically.  As a result, the high-yield market grew       In striving to manage this risk, we allocate assets across a wide
substantially. Some analysts believe a protracted economic   range of industry sectors.  We may emphasize industries that have been
downturn would severely disrupt the market for high-yield    less susceptible to economic cycles in the past, particularly if we
bonds, adversely affect the value of outstanding bonds and   believe that the economy may be entering into a period of slower
adversely affect the ability of high-yield issuers to        growth.
repay principal and interest.
------------------------------------------------------------ -----------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be      We carefully evaluate the reward and risk associated with each foreign
adversely affected by political instability, changes in      security that we consider.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
                                                             We may invest up to 20% of the   We may invest up to 15% of the
                                                             portfolio in securities of       portfolio in securities of foreign
                                                             foreign issuers.                 issuers.
------------------------------------------------------------ -----------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot     A less liquid secondary market may have an adverse effect on a Fund's
be readily sold within seven days at approximately the       ability to dispose of particular issues, when necessary, to meet a
price that a fund values them.                               Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer.  In
There is generally no established retail secondary market    striving to manage this risk, we evaluate the size of a bond issuance
for high-yield securities.  As a result, the secondary       as a way to anticipate its likely liquidity level.
market for high-yield securities is more limited and less
liquid than other secondary securities markets.  The         We may invest only 10% of net       We may invest only 15% of net
high-yield secondary market is particularly susceptible to   assets in illiquid securities.      assets in illiquid securities.
liquidity problems when the institutions, such as mutual
funds and certain financial institutions, which dominate
it temporarily stop buying bonds for regulatory, financial
or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------ -----------------------------------------------------------------------
Valuation risk: A less liquid secondary market as            Each Fund's privately placed high-yield securities are particularly
described above can make it more difficult to obtain         susceptible to the liquidity and valuation risks.  We will strive to
precise valuations of the high-yield securities in its       manage this risk by carefully evaluating individual bonds and by
portfolio.  During periods of reduced liquidity, judgment    limiting the amount of the portfolio that can be allocated to
plays a greater role in valuing high-yield securities.       privately placed high-yield securities.
------------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------------------------
                           Risks                                                  How we strive to manage them
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                 Delaware Delchester Fund     Delaware High-Yield Opportunities Fund
------------------------------------------------------------ -----------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a fund   Volatility in the high-yield market could increase redemption risk.
than are purchased for an extended period of time, a fund    We strive to maintain a cash balance sufficient to meet any
may be required to sell securities without regard to the     redemptions.  We may also borrow money, if necessary, to meet
investment merits of such actions.  This could decrease a    redemptions.
fund's asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------ -----------------------------------------------------------------------
Legislative and regulatory risk: The United States           We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered           evaluate any possible effects they might have on each Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market.  For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan institutions
from investing in high-yield securities.  Regulatory
actions have also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult
for a fund to attain its investment objective.
------------------------------------------------------------ -----------------------------------------------------------------------

Who manages the Funds

Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

Investment management fees



------------------------------------------------------- --------------------- ----------------------
                                                                                    Delaware
                                                              Delaware             High-Yield
                                                             Delchester           Opportunities
                                                                Fund                  Fund
------------------------------------------------------- --------------------- ----------------------
As a percentage of average daily net assets                    0.60%*                0.38%*
------------------------------------------------------- --------------------- ----------------------

 *Reflects a waiver of fees by the manager.

Portfolio managers
Peter C. Anderson has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Funds since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Funds on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                   Board of Trustees
Investment manager                                     The Funds                         Custodian
Delaware Management Company                                                              The Chase Manhattan Bank
One Commerce Square                                                                      4 Chase Metrotech Center
Philadelphia, PA 19103                                                                   Brooklyn, NY 11245

Distributor                                                                              Service agent
Delaware Distributors, L.P.                                                              Delaware Service Company, Inc.
1818 Market Street                                                                       1818 Market Street
Philadelphia, PA 19103                                                                   Philadelphia, PA 19103

Portfolio managers
(see page __ for details)
                                                   Financial Advisers
                                                      Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients-- analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges



--------------------------------------------- ----------------- ------------------- ---------------------------
                                                                                             Dealer's
                                              Sales charge as          Sales charge         commission
                                               % of offering             as % of             as % of
Amount of purchase                                 price             amount invested      offering price
--------------------------------------------- ----------------- ------------------- ---------------------------
Less than $100,000                                 4.75%              4.99%                   4.00%
--------------------------------------------- ----------------- ------------------- ---------------------------
$100,000 but under $250,000                        3.75%              3.90%                   3.00%
--------------------------------------------- ----------------- ------------------- ---------------------------
$250,000 but under $500,000                        2.50%              2.56%                   2.00%
--------------------------------------------- ----------------- ------------------- ---------------------------
$500,000 but under $1,000,000                      2.00%              2.04%                   1.60%
--------------------------------------------- ----------------- ------------------- ---------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
-------------------------------------------- ------------------ ------------------- ---------------------------
                                                                                             Dealer's
                                               Sales charge        Sales charge             commission
                                                  as % of            as % of                 as % of
Amount of purchase                            offering price     amount invested          offering price
-------------------------------------------- ------------------ ------------------- ---------------------------
$1 million up to $5 million                        none                none                   1.00%
-------------------------------------------- ------------------ ------------------- ---------------------------
Next $20 million
Up to $25 million                                  none                none                   0.50%
-------------------------------------------- ------------------ ------------------- ---------------------------
Amount over $25 million                            none                none                   0.25%
-------------------------------------------- ------------------ ------------------- ---------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.



------------------------------- -------------------------------------------- ------------- ----------------------------------------
                                                                                                  Shares class
Program                         How it works                                     A        B                         C
------------------------------- -------------------------------------------- ------------- ----------------------------------------
Letter of Intent                Through a Letter of Intent you agree to           X        Although the Letter of Intent and
                                invest a certain amount in Delaware                        Rights of Accumulation do not apply to
                                Investments Funds (except money market                     the purchase of Class B and Class C
                                funds with no sales charge) over a                         shares, you can combine your purchase
                                13-month period to qualify for reduced                     of Class A shares with your purchase
                                front-end sales charges.                                   of Class B and Class C shares to
                                                                                           fulfill your Letter of Intent or
                                                                                           qualify for Rights of Accumulation.
------------------------------- -------------------------------------------- ------------- ----------------------------------------
Rights of Accumulation          You can combine your holdings or                  X
                                purchases of all funds in the Delaware
                                Investments family (except money market
                                funds with no sales charge) as well as
                                the holdings and purchases of your
                                spouse and children under 21 to qualify
                                for reduced front-end sales charges.
------------------------------- -------------------------------------------- ------------- ------------------------ ---------------
Reinvestment of Redeemed        Up to 12 months after you redeem shares,     For Class     For Class  B, your         Not
Shares                          you can reinvest the proceeds without        A, you        account will be            available.
                                paying a sales charge as noted to the        will not      credited with the
                                right.                                       have to       contingent deferred
                                                                             pay an        sales charge you
                                                                             additional    previously paid on
                                                                             front-end     the amount you are
                                                                             sales         reinvesting. Your
                                                                             charge.       schedule for
                                                                                           contingent deferred
                                                                                           sales charges and
                                                                                           conversion to Class
                                                                                           A will not start
                                                                                           over again; it will
                                                                                           pick up from the
                                                                                           point at which you
                                                                                           redeemed your shares.
------------------------------- -------------------------------------------- ------------- ----------------------------------------

[TABLE CONTINUED]


------------------------------- -------------------------------------------- ------------- ----------------------------------------
                                                                                                  Shares class
Program                         How it works                                     A        B                         C
------------------------------- -------------------------------------------- ------------- ----------------------------------------

SIMPLE IRA, SEP/IRA,            These investment plans may qualify for            X        There is no reduction in sales charges
SAR/SEP, Prototype Profit       reduced sales charges by combining the                     for Class B or Class C shares by group
Sharing, Pension, 401(k),       purchases of all members of the group.                     purchases by retirement plans.
SIMPLE 401(k), 403(b)(7),       Members of these groups may also qualify
and 457 Retirement Plans        to purchase shares without a front-end
                                sales charge and may qualify for a
                                waiver of any contingent deferred sales
                                charges.
------------------------------- -------------------------------------------- ------------- ----------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]


By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.


Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends, distributions and taxes
For each Fund, dividends, if any, are declared and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Investments by fund of funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose reports, along with a Fund's financial statements, is included in the Funds' annual reports, which are available upon request by calling 800.523.1918.


----------------------------------------------------------------------------------------------
Delaware Delchester Fund                                      Class A

                                                          Year Ended 7/31
                                          2000          1999        1998       1997      1996
Net asset value, beginning of
  period                                $5.540        $6.650      $6.570     $6.140    $6.280
Income (loss) from investment
  operations:
Net investment income(4)                 0.524         0.597       0.608      0.598     0.628
Net realized and unrealized gain
  loss On investments                   (1.155)       (1.102)      0.070      0.430    (0.141)
                                        ------        ------      ------     ------    ------
Total from investment operations        (0.631)       (0.505)      0.678      1.028     0.487
                                        ------        ------      ------     ------    ------
Less dividends:
Dividends from net investment
  income                                (0.519)       (0.605)     (0.598)    (0.598)   (0.627)
                                        ------        ------      ------     ------    ------
Total dividends                         (0.519)       (0.605)     (0.598)    (0.598)   (0.627)
                                        ------        ------      ------     ------    ------
Net asset value, end of period          $4.390        $5.540      $6.650     $6.570    $6.140
                                        ======        ======      ======     ======    ======

Total return(2)                        (11.93%)(3)    (7.65%)     10.73%     17.53%     8.10%

Ratios and supplemental data:
Net assets, end of period (000
  omitted)                            $485,581      $813,787  $1,060,136 $1,030,328  $973,939
Ratio of expenses to average net
  assets                                 1.27%         1.10%       1.06%      1.04%     1.02%
Ratio of expenses to average net
  assets prior to expense limitation
  and expenses paid indirectly           1.30%         1.10%       1.06%      1.04%     1.02%
Ratio of net investment income to
  average net assets                    10.55%        10.12%       9.16%      9.48%    10.11%
Ratio of net investment income to
  average net assets prior to
  expense limitation and expenses
  paid indirectly                       10.52%        10.12%       9.16%      9.48%    10.11%
Portfolio turnover                         82%           85%        117%       154%      108%
----------------------------------------------------------------------------------------------


[RESTUBBED]

-----------------------------------------------------------------------------------------
Delaware Delchester Fund                                  Class B


                                                      Year Ended 7/31
                                          2000         1999      1998      1997      1996
-----------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                $5.540       $6.650    $6.570    $6.140    $6.280
Income (loss) from investment
  operations:
Net investment income(4)                 0.487        0.557     0.556     0.550     0.581
Net realized and unrealized gain
  loss On investments                   (1.154)      (1.103)    0.072     0.430    (0.141)
                                      --------     --------  --------  --------  --------
Total from investment operations        (0.667)      (0.546)    0.628     0.980     0.440
                                      --------     --------  --------  --------  --------
Less dividends:

Dividends from net investment
  income                                (0.483)      (0.564)   (0.548)   (0.550)   (0.580)
                                      --------     --------  --------  --------  --------
Total dividends                         (0.483)      (0.564)   (0.548)   (0.550)   (0.580)
                                      --------     --------  --------  --------  --------
Net asset value, end of period          $4.390       $5.540    $6.650    $6.570    $6.140
                                      ========     ========  ========  ========  ========

Total return(2)                        (12.57%)(3)   (8.34%)    9.91%    16.66%     7.30%

Ratios and supplemental data:
Net assets, end of period (000
  omitted)                            $208,784     $349,960  $376,463  $273,499  $176,266
Ratio of expenses to average net
  assets                                 2.00%        1.85%     1.81%     1.79%     1.77%
Ratio of expenses to average net
  assets prior to expense
  limitation and expenses paid
  indirectly                             2.03%        1.85%     1.81%     1.79%     1.77%
Ratio of net investment income to
  average net assets                     9.82%        9.37%     8.41%     8.73%     9.36%
Ratio of net investment income to
  average net assets prior to
  expense limitation and expenses
  paid indirectly                        9.79%        9.37%     8.41%     8.73%     9.36%
Portfolio turnover                         82%          85%      117%      154%      108%
-----------------------------------------------------------------------------------------

[RESTUBBED]

---------------------------------------------------------------------------------------------
Delaware Delchester Fund                               Class C
                                                                                       Period
                                                                                  11/29/95(1)
                                                       Year Ended 7/31                through
                                            2000         1999     1998     1997       7/31/96
---------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                  $5.540       $6.650   $6.570   $6.140        $6.210
Income (loss) from investment
  operations:
Net investment income(4)                   0.487        0.566    0.555    0.550         0.385
Net realized and unrealized gain
  loss On investments                     (1.154)      (1.111)   0.073    0.430        (0.069)
                                          ------       ------   ------   ------        ------
Total from investment operations          (0.667)      (0.545)   0.628    0.980         0.316
                                          ------       ------   ------   ------        ------
Less dividends:

Dividends from net investment
  income                                  (0.483)      (0.565)  (0.548)  (0.550)       (0.386)
                                          ------       ------   ------   ------        ------
Total dividends                           (0.483)      (0.565)  (0.548)  (0.550)       (0.386)
                                          ------       ------   ------   ------        ------
Net asset value, end of period            $4.390       $5.540   $6.650   $6.570        $6.140
                                         =======      =======  =======  =======        ======
Total return(2)                          (12.57%)(3)   (8.34%)   9.91%   16.66%         5.20%

Ratios and supplemental data:
Net assets, end of period (000
  omitted)                               $33,871      $62,613  $50,945  $19,094        $4,953
Ratio of expenses to average net
  assets                                   2.00%        1.85%    1.81%    1.79%         1.77%
Ratio of expenses to average net
  assets prior to expense
  limitation and expenses paid
  indirectly                               2.03%        1.85%    1.81%    1.79%         1.77%
Ratio of net investment income to
  average net assets                       9.82%        9.37%    8.41%    8.73%         9.36%
Ratio of net investment income to
  average net assets prior to
  expense limitation and expenses
  paid indirectly                         9.79%         9.37%    8.41%    8.73%         9.36%
Portfolio turnover                          82%           85%     117%     154%          108%
---------------------------------------------------------------------------------------------


(1) Commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects an expense limitation in effect during the period.
(4) The average share outstanding method has been applied for per share information for the year ended July 31, 2000.


------------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund                    Class A                                    Class B
                                                                                   Period                                  Period
                                                                                12/30/96(1)                            2/17/98(1)
                                                      Year Ended 7/31             through         Year Ended 7/31         through
                                                   2000       1999       1998     7/31/97          2000       1999        7/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $5.120     $5.920     $5.920      $5.500        $5.120     $5.920         $5.870
Income (loss) from investment operations:
Net investment income                             0.455      0.434      0.523(2)    0.290(2)      0.421      0.401          0.161(2)
Net realized and unrealized gain (loss)
  on investments and foreign currencies          (0.296)    (0.691)     0.336       0.299        (0.294)    (0.694)         0.044
                                                -------    -------     ------      ------        ------     ------         ------
Total from investment operations                  0.159     (0.257)     0.859       0.589         0.127     (0.293)         0.205
                                                -------    -------     ------      ------        ------     ------         ------
Less dividends and distributions:
Dividends from net investment income             (0.429)    (0.438)    (0.605)     (0.169)       (0.397)    (0.402)        (0.155)
Distributions from realized gain
  on investments                                     --     (0.105)    (0.254)         --            --     (0.105)            --
                                                -------    -------     ------      ------        ------     ------         ------
Total dividends and distributions                (0.429)    (0.543)    (0.859)     (0.169)       (0.397)    (0.507)        (0.155)
                                                -------    -------     ------      ------        ------     ------         ------
Net asset value, end of period                   $4.850     $5.120     $5.920      $5.920        $4.850     $5.120         $5.920
                                                =======    =======     ======      ======        ======     ======         ======
Total return                                      3.28%     (4.26%)    15.66%      10.81%         2.62%     (4.91%)         3.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)         $15,650    $12,558     $9,670      $5,990        $9,589     $6,296         $1,603
Ratio of expenses to average net assets           1.30%      1.27%      1.14%       0.75%         2.00%      1.97%          1.84%
Ratio of expenses to average net
  assets prior to expense limitation and
  expenses paid indirectly                        1.57%      1.89%      1.44%       1.57%         2.27%      2.59%          2.14%
Ratio of net investment income to average
  net assets                                      9.21%      8.02%      8.88%       8.53%         8.51%      7.32%          8.18%
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly                    8.94%      7.39%      8.58%       7.70%         8.24%      6.69%          7.88%
Portfolio turnover                                 396%       382%       317%        270%          396%       382%           317%
------------------------------------------------------------------------------------------------------------------------------------

[RESTUBBED]

--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund               Class C
                                                                          Period
                                                                      2/17/98(1)
                                                  Year Ended 7/31        through
                                                    2000        1999     7/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period              $5.120      $5.920      $5.870
Income (loss) from investment operations:
Net investment income                              0.422       0.403       0.161(2)
Net realized and unrealized gain (loss)
  on investments and foreign currencies           (0.295)     (0.696)      0.044
                                                  ------      ------        ----
Total from investment operations                   0.127      (0.293)      0.205
                                                  ------      ------        ----
Less dividends and distributions:
Dividends from net investment income              (0.397)     (0.402)     (0.155)
Distributions from realized gain
  on investments                                      --      (0.105)         --
                                                  ------      ------        ----
Total dividends and distributions                 (0.397)     (0.507)     (0.155)
                                                  ------      ------        ----
Net asset value, end of period                    $4.850      $5.120      $5.920
                                                  ======      ======        ====
Total return                                       2.61%      (4.91%)      3.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)           $2,264      $1,913        $547
Ratio of expenses to average net assets            2.00%       1.97%       1.84%
Ratio of expenses to average net
  assets prior to expense limitation and
  expenses paid indirectly                         2.27%       2.59%       2.14%
Ratio of net investment income to average
  net assets                                       8.51%       7.32%       8.18%
Ratio of net investment income to average
  net assets prior to expense limitation
  and expenses paid indirectly                     8.24%       6.69%       7.88%
Portfolio turnover                                  396%        382%        317%
--------------------------------------------------------------------------------

(1) Commencement of operations; ratios have been annualized but total return has not been annualized. Total return for this short a time period may not be representative of longer term results.
(5) The average share outstanding method has been applied for per share information.
(6) Total investment return is based on the change in net asset value of a share during the period and assumes an expense limitation, reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

Salomon Smith Barney Cash Pay High-Yield Index
The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about a Fund from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

--------------------------------------------------------------------------------
Fund name                                    CUSIP number        NASDAQ symbol
--------------------------------------------------------------------------------
Delaware Delchester Fund
--------------------------------------------------------------------------------
A Class                                      245908207           DETWX
--------------------------------------------------------------------------------
B Class                                      245908405           DHYBX
--------------------------------------------------------------------------------
C Class                                      245908504           DELCX
--------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund
--------------------------------------------------------------------------------
A Class                                      245908876           DHOAX
--------------------------------------------------------------------------------
B Class                                      245908868           DHOBX
--------------------------------------------------------------------------------
C Class                                      245908850           DHOCX
--------------------------------------------------------------------------------

                                             DELAWARE
                                             INVESTMENTS
                                             ---------------------
P-024 [--] PP 9/00                           Philadelphia * London

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

                            Delaware Delchester Fund
                     Delaware High-Yield Opportunities Fund

                               Institutional Class

                                   Prospectus
                               September 29, 2000

                              Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                                               Page
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

How we manage the Funds                                                     Page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                                                       Page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                                          Page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations

Financial highlights                                                        Page

Profile:  Delaware Delchester Fund

What is the Fund's goal?
Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment grade corporate bonds, U.S. government securities and high quality commercial paper.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
    o Investors looking for a fixed-income investment that offers potential for very high current income.
    o Investors with long-term financial goals.

Who should not invest in the Fund
    o Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delaware Delchester Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-, five-, and ten-year periods. Delaware Delchester Fund's Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales charges that apply to Class A shares. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan payments, and performance may have been affected had such an adjustment been made. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[bar chart]

Year-by-year total return (Institutional Class)

-------------------------------------------------------------------------------------------------
1990        1991     1992     1993     1994     1995     1996     1997      1998     1999
-------------------------------------------------------------------------------------------------
-11.93%     43.88%   17.46%   16.74%   -4.35%   14.27%   12.61%   14.19%    -1.56%   -3.21%
-------------------------------------------------------------------------------------------------

As of June 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of -8.13%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 18.41% for the quarter ended March 31, 1991 and its lowest quarterly return was -8.17% for the quarter ended September 30, 1990.

How has Delaware Delchester Fund performed?

                              Average annual returns for periods ending 12/31/99

----------------------------------------------------------------------
                                                Salomon Smith Barney
                    Institutional Class         Cash Pay High-Yield
                    (inception 6/1/92)          Index
----------------------------------------------------------------------
1 year                           -3.21%                         0.84%
----------------------------------------------------------------------
5 years                           6.96%                         9.49%
----------------------------------------------------------------------
10 years                          8.81%                        10.46%
----------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases as a percentage of offering price                               none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                                      none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                                      none
--------------------------------------------------------------------------------
Redemption fees                                                           none
--------------------------------------------------------------------------------
Exchange fees(1)                                                          none
--------------------------------------------------------------------------------



Annual fund operating expenses are deducted from the Fund's assets.


--------------------------------------------------------------------------------
Management fees                                                           0.63%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                     none
--------------------------------------------------------------------------------
Other expenses                                                            0.40%
--------------------------------------------------------------------------------
Total operating expenses(2)                                               1.03%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year               $105
----------------------------
3 years              $328
----------------------------
5 years              $569
----------------------------
10 years           $1,259
----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.90% of average daily net assets from June 1, 2000 through November 30, 2000.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware High-Yield Opportunities Fund

What is the Fund's goal?
Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal, particular under adverse conditions. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
    o Investors with long-term financial goals.
    o Investors looking for a fixed-income investment that offers a combination of total return with high current income.
    o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity -oriented portfolios.

Who should not invest in the Fund
    o Investors with short-term financial goals.
    o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

How has Delaware High-Yield Opportunities Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past three calendar years, as well as the average annual returns for one year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

Year-by-year total return (Institutional Class)

-----------------------------------------
1997            1998         1999
-----------------------------------------
17.31%          3.12%        5.05%
-----------------------------------------

As of June 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of 0.18%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 6.14% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.90% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/99

--------------------------------------------------------------------------
                Institutional Class        Salomon Smith Barney Cash Pay
                (Inception 12/30/96)       High-Yield Index
--------------------------------------------------------------------------

--------------------------------------------------------------------------
1 year          5.05%                      0.84%
--------------------------------------------------------------------------
Lifetime        8.27%                      6.00%
--------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases as a percentage of offering price                           none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
redemption price, whichever is lower                                     none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
reinvested dividends                                                     none
--------------------------------------------------------------------------------
Redemption fees                                                          none
--------------------------------------------------------------------------------
Exchange fees(1)                                                         none
--------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.


--------------------------------------------------------------------------------
Management fees                                                         0.65%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                    none
--------------------------------------------------------------------------------
Other expenses                                                          0.62%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                    1.27%
--------------------------------------------------------------------------------
Fee waivers and payments(2)                                            (0.27%)
--------------------------------------------------------------------------------
Net expenses                                                            1.00%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-------------------------------
1 year                $  102
-------------------------------
3 years               $  376
-------------------------------
5 years               $  671
-------------------------------
10 years              $1,510
-------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2001 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

How we manage the Funds

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations. We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund
Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criteria.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing. The Fund also may invest in bonds of foreign issuers and equity securities in pursuit of its objective.

Delaware High-Yield Opportunities Fund
Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Fund's assets will be invested in corporate bonds rated at the time of purchase as BB or lower by S&P or similarly rated by another NRSRO or, if unrated, that we judge to be of comparable quality. The Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.



------------------------------------------------- ----------------------------------------------------------------------------------
                   Securities                                                      How we use them
------------------------------------------------- --------------------------------- ------------------------------------------------
                                                      Delaware Delchester Fund      Delaware High-Yield Opportunities Fund
------------------------------------------------- --------------------------------- ------------------------------------------------
High-yield corporate bonds: Debt obligations      Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
issued by a corporation and rated lower than      invest without limit in           invest without limit in high-yield corporate
investment grade by an NRSRO such as S&P or       high-yield corporate bonds.       bonds. The Fund generally will not purchase
Moody's or, if unrated, that we believe are of    Emphasis is typically on those    corporate bonds which, at the time of
comparable quality.  These securities are         rated BB or B by an NRSRO.        purchase, are rated lower than CCC by S&P or
considered to be of poor standing and                                               Caa by Moody's.
predominately speculative.
------------------------------------------------- ----------------------------------------------------------------------------------
U.S. government securities: Direct U.S.           Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes, bonds and     will typically be a small percentage of the portfolio because they generally do
other debt securities issued by the U.S.          not offer as high a level of current income as high-yield corporate bonds.
Treasury or securities of U.S. government
agencies or instrumentalities which are backed
by the full faith and credit of the United
States.
------------------------------------------------- --------------------------------- ------------------------------------------------
Foreign government or corporate securities:       Delaware Delchester Fund may      Delaware High-Yield Opportunities Fund may
Securities issued by foreign governments or       invest up to 20% of its total     invest up to 15% of its total assets in
supranational entities or foreign corporations.   assets in securities of issuers   securities of issuers domiciled in foreign
                                                  domiciled in foreign countries    countries including both established countries
A supranational entity is an entity established   including both established        and those with emerging markets.
or financially supported by the national          countries and those with
governments of one or more countries. The         emerging markets.
International Bank for Reconstruction and
Development (more commonly known as the World
Bank) is one example of a supranational entity.
------------------------------------------------- ----------------------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero     We may invest in zero coupon bonds and payment-in-kind bonds, though we do not
coupon securities are debt obligations which do   expect this to be a significant component of our strategy.  The market prices of
not entitle the holder to any periodic payments   these bonds are generally more volatile than the market prices of securities
of interest prior to maturity or a specified      that pay interest periodically and are likely to react to changes in interest
date when the securities begin paying current     rates to a greater degree than interest-paying bonds having similar maturities
interest. Therefore, they are issued and traded   and credit quality.  They may have certain tax consequences which, under certain
at a price lower than their face amounts or par   conditions, could be adverse to the Funds.
value. Payment-in-kind bonds pay interest or
dividends in the form of additional bonds or
preferred stock.
------------------------------------------------- ----------------------------------------------------------------------------------
Equity securities: Equity securities represent    Each Fund may invest in equity securities.  Generally, the Funds will invest
ownership interests in a company and consist of   less than 5% of total assets in these securities.
common stocks, preferred stocks, warrants to
acquire common stock and securities convertible
into common stock.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
                   Securities                                                      How we use them
------------------------------------------------- --------------------------------- ------------------------------------------------
                                                      Delaware Delchester Fund      Delaware High-Yield Opportunities Fund
------------------------------------------------- --------------------------------- ------------------------------------------------
Repurchase agreements: An agreement between a     Typically, we use repurchase agreements as a short-term investment for each
buyer, such as a Fund, and seller of securities   Fund's cash position. In order to enter into these repurchase agreements, a Fund
in which the seller agrees to buy the             must have collateral of 102% of the repurchase price.  No more than 10% of
securities back within a specified time at the    either Fund's assets may be invested in repurchase agreements of over seven
same price the buyer paid for them, plus an       days' maturity.  A Fund will only enter into repurchase agreements in which the
amount equal to an agreed upon interest rate.     collateral is comprised of U.S. government securities.
Repurchase agreements are often viewed as
equivalent to cash.
------------------------------------------------- ----------------------------------------------------------------------------------
Restricted securities: Privately placed           We may invest in privately placed securities including those that are eligible
securities whose resale is restricted under       for resale only among certain institutional buyers without registration, which
securities law.                                   are commonly known as Rule 144A Securities.
                                                  --------------------------------- ------------------------------------------------
                                                  Restricted securities that are    Restricted securities that are determined to
                                                  determined to be illiquid may     be illiquid may not exceed Delaware High-Yield
                                                  not exceed Delaware Delchester    Opportunities Fund's 15% limit on illiquid
                                                  Fund's 10% limit on illiquid      securities, which is described below.
                                                  securities, which is described
                                                  below.
------------------------------------------------- --------------------------------- ------------------------------------------------
Illiquid securities: Securities that do not       We may invest up to 10% of net    We may invest up to 15% of net assets in
have a ready market, and cannot be easily sold    assets in illiquid securities.    illiquid securities.
within seven days at approximately the price
that a fund has valued them.
------------------------------------------------- --------------------------------- ------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income producing and non-income producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Funds.

Borrowing from banks
Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets. Borrowing money could result in the Funds being unable to meet their investment objectives.

Purchasing securities on a when-issued or delayed delivery basis
Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later. Each Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Portfolio turnover
We anticipate that each Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------ -----------------------------------------------------------------------
                           Risks                                                  How we strive to manage them
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                 Delaware Delchester Fund     Delaware High-Yield
                                                                                              Opportunities Fund
------------------------------------------------------------ -------------------------------- --------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on bonds that we
securities in a certain market--like the stock or bond       believe will continue to pay interest or stocks we believe can
market--will decline in value because of factors such as     appreciate over an extended time frame regardless of interim market
economic conditions, future expectations or investor         fluctuations. We do not try to predict overall stock and bond market
confidence.                                                  or interest rate movements and generally do not trade for short-term purposes.
------------------------------------------------------------ -----------------------------------------------------------------------
Industry and security risk is the risk that the value of     We limit the amount of each Fund's assets invested in any one industry
securities in a particular industry or the value of an       and in any individual security. We also follow a rigorous selection
individual stock or bond will decline because of changing    process before choosing securities for the portfolio.
expectations for the performance of that industry or for
the individual company issuing the stock or bond.
------------------------------------------------------------ -----------------------------------------------------------------------
Interest rate risk is the risk that securities will          Each Fund is subject to interest rate risk.  We cannot eliminate that
decrease in value if interest rates rise. The risk is        risk, but we do strive to manage it by monitoring economic conditions.
greater for bonds with longer maturities than for those
with shorter maturities.
------------------------------------------------------------ -----------------------------------------------------------------------
Credit risk is the risk that there is the possibility that   Our careful, credit-oriented bond selection and our commitment to hold
a bond's issuer will be unable to make timely payments of    a diversified selection of high-yield bonds are designed to manage
interest and principal.                                      this risk.

Investing in so-called "junk" or "high-yield" bonds                                               For Delaware High-Yield
entails the risk of principal loss, which may be greater                                          Opportunities Fund: We generally
than the risk involved in investment grade bonds.                                                 do not purchase corporate bonds
High-yield bonds are sometimes issued by companies whose                                          which, at the time of purchase,
earnings at the time of issuance are less than the                                                are rated lower than CCC by S&P
projected debt service on the junk bonds.                                                         or Caa by Moody's.  If a
                                                                                                  corporate bond held by the Fund
                                                                                                  drops below these levels or goes
                                                                                                  into default, the Fund will begin
                                                                                                  to sell the security in an
                                                                                                  orderly manner, striving to
                                                                                                  minimize any adverse affect on
                                                                                                  the Fund.
------------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------------------------
                           Risks                                                  How we strive to manage them
------------------------------------------------------------ -------------------------------- --------------------------------------
                                                                 Delaware Delchester Fund     Delaware High-Yield
                                                                                              Opportunities Fund
------------------------------------------------------------ -------------------------------- --------------------------------------
Recession risk: Although the market for high-yield bonds     It is likely that protracted periods of economic uncertainty would
existed through periods of economic downturns, the           cause increased volatility in the market prices of high-yield bonds,
high-yield market grew rapidly during the long economic      an increase in the number of high-yield bond defaults and
expansion which took place in the United States during the   corresponding volatility in each Fund's net asset value. In the past,
1980s.  During that economic expansion, the use of           uncertainty and volatility in the high-yield market have resulted in
high-yield debt securities to finance highly leveraged       volatility in a Fund's net asset value.
corporate acquisitions and restructurings increased
dramatically.  As a result, the high-yield market grew       In striving to manage this risk, we allocate assets across a wide
substantially. Some analysts believe a protracted economic   range of industry sectors.  We may emphasize industries that have been
downturn would severely disrupt the market for high-yield    less susceptible to economic cycles in the past, particularly if we
bonds, adversely affect the value of outstanding bonds and   believe that the economy may be entering into a period of slower
adversely affect the ability of high-yield issuers to        growth.
repay principal and interest.
------------------------------------------------------------ -----------------------------------------------------------------------
Foreign risk is the risk that foreign securities may be      We carefully evaluate the reward and risk associated with each foreign
adversely affected by political instability, changes in      security that we consider.
currency exchange rates, foreign economic conditions or
inadequate regulatory and accounting standards.
                                                             We may invest up to 20% of the   We may invest up to 15% of the
                                                             portfolio in securities of       portfolio in securities of foreign
                                                             foreign issuers.                 issuers.
------------------------------------------------------------ -------------------------------- --------------------------------------
Liquidity risk is the possibility that securities cannot     A less liquid secondary market may have an adverse effect on a Fund's
be readily sold within seven days at approximately the       ability to dispose of particular issues, when necessary, to meet a
price that a fund values them.                               Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer.  In
There is generally no established retail secondary market    striving to manage this risk, we evaluate the size of a bond issuance
for high-yield securities.  As a result, the secondary       as a way to anticipate its likely liquidity level.
market for high-yield securities is more limited and less
liquid than other secondary securities markets.  The         We may invest only 10% of net       We may invest only 15% of net
high-yield secondary market is particularly susceptible to   assets in illiquid securities.      assets in illiquid securities.
liquidity problems when the institutions, such as mutual
funds and certain financial institutions, which dominate
it temporarily stop buying bonds for regulatory, financial
or other reasons.

Adverse publicity and investor perceptions may also
disrupt the secondary market for high-yield securities.
------------------------------------------------------------ -----------------------------------------------------------------------
Valuation risk: A less liquid secondary market as            Each Fund's privately placed high-yield securities are particularly
described above can make it more difficult to obtain         susceptible to the liquidity and valuation risks.  We will strive to
precise valuations of the high-yield securities in its       manage this risk by carefully evaluating individual bonds and by
portfolio.  During periods of reduced liquidity, judgment    limiting the amount of the portfolio that can be allocated to
plays a greater role in valuing high-yield securities.       privately placed high-yield securities.
------------------------------------------------------------ -----------------------------------------------------------------------
Redemption risk: If investors redeem more shares of a fund   Volatility in the high-yield market could increase redemption risk.
than are purchased for an extended period of time, a fund    We strive to maintain a cash balance sufficient to meet any
may be required to sell securities without regard to the     redemptions.  We may also borrow money, if necessary, to meet
investment merits of such actions.  This could decrease a    redemptions.
fund's asset base, potentially resulting in a higher
expense ratio.
------------------------------------------------------------ -----------------------------------------------------------------------
Legislative and regulatory risk: The United States           We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered           evaluate any possible effects they might have on each Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market.  For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan institutions
from investing in high-yield securities.  Regulatory
actions have also affected the high-yield market. Similar
actions in the future could reduce liquidity for
high-yield issues, reduce the number of new high-yield
securities being issued and could make it more difficult
for a fund to attain its investment objective.
------------------------------------------------------------ -----------------------------------------------------------------------

Who manages the Funds

Investment manager
The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

Investment management fees



------------------------------------------------------- --------------------- ----------------------
                                                                                    Delaware
                                                              Delaware             High-Yield
                                                             Delchester           Opportunities
                                                                Fund                  Fund
------------------------------------------------------- --------------------- ----------------------
As a percentage of average daily net assets                    0.60%*                0.38%*
------------------------------------------------------- --------------------- ----------------------

*Reflects a waiver of fees by the manager.

Portfolio managers
Peter C. Andersen has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Funds since September 18, 2000 and assumed primary responsibility for making day-to-day investment decisions for the Funds since September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                    Board of Trustees

Investment manager                                      The Funds                       Custodian
Delaware Management Company                                                              The Chase Manhattan Bank
One Commerce Square                                                                      4 Chase Metrotech Center
Philadelphia, PA 19103                                                                   Brooklyn, NY 11245

Distributor                                                                              Service agent
Delaware Distributors, L.P.                                                              Delaware Service Company, Inc.
1818 Market Street                                                                       1818 Market Street
Philadelphia, PA 19103                                                                   Philadelphia, PA 19103

Portfolio managers
(see page __ for details)
                                                      Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Funds' manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Funds' manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of the Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
For each Fund, dividends, if any, are declared and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request by calling 800.523.1918.

---------------------------------------------------------------------- ------------------------------------------------------------
                                                                                           Institutional Class
Delaware Delchester Fund                                                                      Year Ended 7/31
---------------------------------------------------------------------- ------------------------------------------------------------
                                                                             2000       1999        1998         1997        1996
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Net asset value, beginning of period                                        $5.540     $6.650      $6.570       $6.140      $6.280
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Income (loss) from investment operations:
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Net investment income(2)                                                     0.538      0.613       0.620        0.614       0.644
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Net realized and unrealized gain (loss) gain on investments                 (1.156)    (1.104)      0.075        0.429      (0.142)
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Total from investments operations                                           (0.618)    (0.491)      0.695        1.043       0.502
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Less dividends:
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Dividends from net investment income                                        (0.532)    (0.619)     (0.615)      (0.613)     (0.642)
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Total dividends                                                             (0.532)    (0.619)    (0.615)       (0.613)     (0.642)
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Net asset value, end of period                                              $4.390     $5.540      $6.650       $6.570      $6.140
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Total return(1)                                                            (11.70%)(3) (7.42%)     11.00%       17.82%       8.37%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Ratios and supplemental data:
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Net assets, end of period (000 omitted)                                    $19,751    $38,687     $53,673      $44,065     $59,513
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Ratio of expenses to average net assets                                      1.00%      0.85%       0.81%        0.79%       0.77%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                    1.03%      0.85%       0.81%        0.79%       0.77%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Ratio of net investment income to average net assets                         10.82%    10.37%       9.41%        9.73%      10.36%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                        10.79%     10.37%       9.41%        9.73%      10.36%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------
Portfolio turnover                                                           0.82%      0.85%        117%         154%        108%
---------------------------------------------------------------------- ------------ ---------- ----------- ------------ -----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average share outstanding method has been applied for per share information for the year ended July 31, 2000.
(3) Total return reflects an expense limitation in effect during the period.

-------------------------------------------------------------------------------- --------------------------------- --------------
                                                                                        Institutional Class
                                                                                          Year Ended 7/31              Period
                                                                                 ---------------------------------   12/30/96(1)
                                                                                                                       through
Delaware High-Yield Opportunities Fund                                              2000       1999        1998        7/31/97
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Net asset value, beginning of period                                               $5.120      $5.920      $5.920       $5.500
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Income from investment operations:
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Net investment income(2)                                                            0.473       0.444       0.537(2)     0.290(2)
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Net realized and unrealized gain (loss) on investments and foreign currencies     (0.298)      (0.684)      0.330        0.299
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Total from investment operations                                                    0.175      (0.240)      0.867        0.589
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Less dividends and distributions:
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Dividends from net investment income                                              (0.445)      (0.455)     (0.613)      (0.169)
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Distributions from net realized gain on investments                                   ---      (0.105)     (0.254)         ---
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Total dividends and distributions                                                 (0.445)      (0.560)     (0.867)      (0.169)
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Net asset value, end of period                                                     $4.850      $5.120      $5.920       $5.920
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Total return(3)                                                                     3.61%      (3.96%)     15.82%       10.81%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Ratios and supplemental data:
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Net assets, end of period (000 omitted)                                           $19,751      $3,691      $3,837       $3,330
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Ratio of expenses to average net assets                                             1.00%       0.97%       0.84%        0.75%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Ratio of expenses to average net assets prior to expense limitation and
  expenses paid indirectly                                                          1.27%       1.59%       1.14%        1.27%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Ratio of net investment income to average net assets                                9.51%       8.32%       9.18%        8.53%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                           9.24%       7.69%       8.88%        8.00%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------
Portfolio turnover                                                                   396%        382%        317%         270%
-------------------------------------------------------------------------------- --------- ----------- ----------- --------------

(1) Commencement of operations; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes an expense limitation in effect during the period and reinvestment of distributions at net asset value.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.


Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]


Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate financial advisers for advice and service provided.

Salomon Smith Barney Cash Pay High-Yield Index
The Salomon Smith Barney Cash Pay High-Yield Index includes a mix of non-investment grade corporate bonds that pay cash interest, it excludes both corporate bonds that pay deferred-interest and bankrupt bonds.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Delchester Fund
Delaware High-Yield Opportunities Fund


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about a Fund from your financial adviser.

You can find reports and other information about the Funds on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.


Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

Investment Company Act file number: 811-2071

-------------------------------------------------------------------- --------------------- ------------------------
Fund name                                                            CUSIP number          NASDAQ symbol
-------------------------------------------------------------------- --------------------- ------------------------
Delaware Delchester Fund Institutional Class                         245908306             DETIX
-------------------------------------------------------------------- --------------------- ------------------------
Delaware High-Yield Opportunities Fund Institutional Class           245908843             DHOIX
-------------------------------------------------------------------- --------------------- ------------------------


                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London


P-024 [--] PP 09/00

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

                         Delaware Strategic Income Fund

                           Class A o Class B o Class C

                                   Prospectus
                               September 29, 2000

                               Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                        page
Delaware Strategic Income Fund


How we manage the Fund                              page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                                  page
Investing in the Fund
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes


Financial highlights                                page

Profile: Delaware Strategic Income Fund

What is the Fund's goal?

The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in bonds allocated among three sectors of the fixed income market. These include:

o the High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risk and are commonly known as "junk bonds.");

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and
o the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.
o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past three calendar years, as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense limitation. The returns would be lower without the limitation.

[bar chart]

Year-by-year total return (Class A)

---------------------------------------
1997                             9.41%
---------------------------------------
1998                             2.24%
---------------------------------------
1999                            -2.47%
---------------------------------------

As of June 30, 2000, the Fund's Class A shares had a calendar year-to-date return of -2.15%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 4.54% for the quarter ended June 30, 1997 and its lowest quarterly return was -1.79% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

                                                        Average annual returns for periods ending 12/31/99
CLASS                            A        B                 C                 Lehman Brothers Aggregate
                                                                              Bond Index
                                          (if redeemed)*    (if redeemed)*


1 year                           -7.11%   -6.79%            -4.12%            -0.82%
Lifetime (Inception 10/1/96)      2.31%    2.38%             3.11%             6.24%

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy.

* If shares were not redeemed, the returns for Class B and Class C would be -3.22% and 3.11% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?

-----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your       CLASS                                                   A          B        C
investments when you buy or sell shares of the
Fund.
                                                     -------------------------------------------------------------------------------
                                                     Maximum sales charge (load) imposed on
                                                     purchases as a percentage of offering price         4.75%      none      none
                                                     -------------------------------------------------------------------------------
                                                     Maximum contingent deferred sales charge (load)
                                                     as a percentage of original purchase price or
                                                     redemption price, whichever is lower                none(1)   4%(2)     1%(3)
                                                     -------------------------------------------------------------------------------
                                                     Maximum sales charge (load) imposed on
                                                     dividends reinvested                                none       none      none
                                                     -------------------------------------------------------------------------------
                                                     Redemption fees                                     none       none      none
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted          CLASS                                                   A          B        C
from the Fund's assets.
                                                     -------------------------------------------------------------------------------
                                                     Management fees                                     0.65%      0.65%     0.65%
                                                     -------------------------------------------------------------------------------
                                                     Distribution and service (12b-1) fees               0.25%(4)   1.00%     1.00%
                                                     -------------------------------------------------------------------------------
                                                     Other expenses                                      0.85%      0.85%     0.85%
                                                     -------------------------------------------------------------------------------
                                                     Total annual fund operating expenses                1.75%      2.50%     2.50%
                                                     -------------------------------------------------------------------------------
                                                     Fee waivers and payments(5)                         (0.75%)    (0.75%)  (0.75%)
                                                     -------------------------------------------------------------------------------
                                                     Net expenses                                        1.00%      1.75%     1.75%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the      CLASS(7)       A             B            B            C             C
cost of investing in the Fund to the cost of                                                    (if                        (if
investing in other mutual funds with similar                                                    redeemed)                  redeemed)
investment objectives.  We show the cumulative
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(6) This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     1 year              $572          $178          $578         $178          $278
------------------------------------------------------------------------------------------------------------------------------------
                                                     3 years             $930          $707        $1,007         $707          $707
------------------------------------------------------------------------------------------------------------------------------------
                                                     5 years           $1,312        $1,263        $1,463       $1,263        $1,263
------------------------------------------------------------------------------------------------------------------------------------
                                                     10 years          $2,380        $2,594        $2,594       $2,779        $2,779
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.25%. Expenses under the 12b-1 plan will not be more than 0.30%.

(5) The investment manager has contracted to waive fees and pay expenses through September 30, 2001 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-------------------------------------------------------------------------------------------------------------------------
                      Securities                                                 How we use them

-------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued     The Fund may invest up to 60% of net assets in high-yield
by a corporation and rated lower than investment        corporate bonds.  Emphasis is typically on those rated BB or Ba
grade by a nationally recognized statistical ratings    by an NRSRO.
organization (NRSRO) such as S&P or Moody's.
High-yield bonds are issued by corporations that have   We carefully evaluate an individual company's financial
lower credit quality and may have difficulty repaying   situation, its management, the prospects for its industry and
principal and interest.                                 the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                        Unrated bonds may be more speculative in nature than rated bonds.
-------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations     The Fund may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt     government obligations; however, these securities will typically
securities issued by the U.S. Treasury and securities   be a smaller percentage of the portfolio because they generally
of U.S. government agencies or instrumentalities.       do not offer as high a level of current income as other
                                                        fixed-income securities the Fund may invest in.
-------------------------------------------------------------------------------------------------------------------------

Mortgage-backed securities: Fixed-income securities     We may invest up to 60% of net assets in government-related
that represent pools of mortgages, with investors       mortgage-backed securities or fully collateralized privately
receiving principal and interest payments as the        issued mortgage-backed securities.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.       We may also invest in mortgage-backed securities issued by
government or its agencies or instrumentalities, such   private companies whether or not the securities are 100%
as the Federal Home Loan Mortgage Corporation,          collateralized. However, these securities must be rated in one
Federal National Mortgage Association and the           of the four highest categories by an NRSRO at the time of
Government National Mortgage Association. Others are    purchase. The privately issued securities we invest in are
issued by private financial institutions, with some     either CMOs or REMICs (see below).
fully collateralized by certificates issued or
guaranteed by the government or its agencies or
instrumentalities.

-------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately   See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value
is the mortgages that are grouped into different
pools according to their maturity.
-------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):      See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages secured
by an interest in real property. Like CMOs, REMICs
offer different pools.
-------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by       We invest only in asset-backed securities rated in one of the
accounts receivables including home equity,             four highest categories by an NRSRO.
automobile or credit loans.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                      Securities                                                 How we use them

-------------------------------------------------------------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations      The Fund may invest up to 60% of net asset in investment grade
issued by a corporation, rated in one of the four       corporate bonds.
highest categories by an NRSRO (or, if unrated, that
we believe are of equal quality). Debt securities
within the top three categories comprise what are
known as high-grade bonds and are regarded as having
a strong ability to pay principal and interest.
Securities in the fourth category are known as
medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but
with greater vulnerability to adverse economic
conditions and speculative characteristics.
-------------------------------------------------------------------------------------------------------------------------
Foreign government securities and foreign corporate     We may invest in foreign government securities and we primarily
bonds: Securities issued by foreign governments or      focus on better quality bonds with investment grade credit
supranational entities. A supranational entity is an    ratings. We may also invest in securities issued by
entity established or financially supported by the      supranational entities, which are typically of higher quality.
national governments of one or more countries. The
International Bank for Reconstruction and Development   We may invest in both rated and unrated securities of foreign
(more commonly known as the World Bank) is one          securities. We may invest both in investment grade securities
example of a supranational entity. Foreign corporate    and non-investment grade securities (i.e., those rated BB or
bonds are debt obligations issued by a foreign          lower by S&P or Fitch, Ba or lower by Moody's, or similarly
corporation.                                            rated by another NRSRO).

                                                        However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.
-------------------------------------------------------------------------------------------------------------------------

Zero coupon bonds and pay-in-kind bonds: Zero coupon    We may invest in zero coupon bonds and payment in kind bonds,
bonds are debt obligations which do not entitle the     though we do not expect this to be a significant component of
holder to any periodic payments of interest prior to    our strategy.  The market prices of these bonds are generally
maturity or a specified date when the securities        more volatile than the market prices of securities that pay
begin paying current interest. Therefore, they are      interest periodically and are likely to react to changes in
issued and traded at a price lower than their face      interest rates to a greater degree than interest-paying bonds
amounts or par value. Payment-in-kind bonds pay         having similar maturities and credit quality.  They may have
interest or dividends in the form of additional bonds   certain tax consequences which, under certain conditions, could
or preferred stock.                                     be adverse to the Fund.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                      Securities                                                 How we use them

-------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks      Up to 10% of the Fund's assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and        securities.
other equity securities, such as convertible
securities and warrants.                                We would select only equity securities that were consistent with the Fund's objective of high current income and total return.
-------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy   At times when we anticipate adverse conditions, we may want to
or sell a security or group of securities at an         protect gains on securities without actually selling them. We
agreed upon price at a future date.  The purchaser of   might use options or futures to neutralize the effect of any
an option may or may not choose to go through with      price declines, without selling a bond or bonds, or as a hedge
the transaction.                                        against changes in interest rates.

Futures contracts are agreements for the purchase or    Use of these strategies can increase the operating costs of the
sale of a security or group of securities at a          Fund and can lead to loss of principal.
specific price, on a specific date. Unlike an option,
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
-------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign          We may invest in either closed-end or open-end investment
countries, investments by a mutual fund may only be     companies consistent with Investment Company Act of 1940
made through investments in closed-end investment       requirements.  These investments involve an indirect payment of
companies that in turn invest in the securities of      a portion of the other investment companies' expenses, including
such countries.                                         advisory fees.

-------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under     We may invest in Brady Bonds.  We believe that the economic
the framework of the Brady Plan, an initiative          reforms undertaken by countries in connection with the issuance
announced by the U.S. Treasury Secretary, Nicholas F.   of Brady Bonds makes the debt of countries that have issued
Brady in 1989, as a mechanism for debtor nations to     Brady Bonds or those that have announced plans to issue them a
restructure their outstanding external indebtedness     viable opportunity for investment.
(generally, commercial bank debt).

-------------------------------------------------------------------------------------------------------------------------
Foreign currency, foreign currency contracts or         We may invest in securities issued in any currency and may hold
forward contracts: A forward contract involves an       foreign currency.
obligation to purchase or sell a specific currency at
a future date at a price set at the time of the         Although the Fund values its assets daily in terms of U.S.
contract.  Forward contracts are used to "lock-in"      dollars, we do not convert our holdings of foreign currencies
the price of a security that will be purchased or       into U.S. dollars on a daily basis.  We may, however, from time
sold, in terms of U.S. dollars or other currencies.     to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  We may conduct foreign currency
                                                        transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the Fund attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received. These
                                                        transactions may increase the Fund's expenses.

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                      Securities                                                 How we use them

-------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,    Typically, we use repurchase agreements as a short-term
such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter into
which the seller agrees to buy the securities back      these repurchase agreements, the Fund must have collateral of
within a specified time at the same price the buyer     102% of the repurchase price.  The Fund will only enter into
paid for them, plus an amount equal to an agreed upon   repurchase agreements in which the collateral is comprised of
interest rate. Repurchase agreements are often viewed   U.S. government securities.
as equivalent to cash.
-------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest in privately placed securities, including those
whose resale is restricted under securities law.        that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                        144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid
                                                        securities, which is described below.
-------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an     Interest rate swaps may be used to adjust the Fund's sensitivity
interest rate swap, a fund receives payments from       to interest rates by changing its duration.  We may also use
another party based on a floating interest rate in      interest rate swaps to hedge against changes in interest rates.
return for making payments based on a fixed interest
rate.  An interest rate swap can also work in           We use index swaps to gain exposure to markets that the Fund
reverse, with a fund receiving payments based on a      invests in, such as the corporate bond market.  We may also use
fixed interest rate and making payments based on a      index swaps as a substitute for futures, options or forward
floating interest rate.  In an index swap, a fund       contracts if such contracts are not directly available to the
receives gains or incurs losses based on the total      Fund on favorable terms.
return of an index, in exchange for making fixed or
floating interest rate payments to another party.       Interest rate swaps and index swaps will be considered illiquid securities (see below).
-------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that a fund has
valued them.
-------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions
We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

--------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the   We maintain a long-term investment approach and focus on bonds
securities in a certain market-like the stock or bond   that we believe will continue to pay interest regardless of
market will decline in value because of factors such    interim market fluctuations. We do not try to predict overall
as economic conditions, future expectations or          bond market or interest rate movements and generally do not trade
investor confidence.                                    for short-term purposes.

Index swaps are subject to the same market risks as     In evaluating the use of an index swap, we carefully consider how
the investment market or sector that the index          market changes could affect the swap and how that compares to us
represents.  Depending on the actual movements of the   investing directly in the market the swap is intended to
index and how well the portfolio manager forecasts      represent.
those movements, a fund could experience a higher or
lower return than anticipated.

--------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value   We diversify the Fund's assets across three distinct sectors of
of securities in a particular industry or the value     the bond market and among a wide variety of individual issuers.
of an individual stock or bond will decline because
of changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.
--------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will     The Fund is subject to interest rate risk.  We cannot eliminate
decrease in value if interest rates rise. The risk is   that risk, but we do strive to manage it by monitoring economic
greater for bonds with longer maturities than for       conditions.
those with shorter maturities.
                                                        The Fund will not invest in swaps with maturities of more than
Swaps may be particularly sensitive to interest rate    two years.  Each business day we will calculate the amount the
changes.  Depending on the actual movements of          Fund must pay for any swaps it holds and will segregate enough
interest rates and how well the portfolio managers      cash or other liquid securities to cover that amount.
anticipate them, a fund could experience a higher or
lower return than anticipated.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer     Our careful, credit-oriented bond selection and our commitment to
(or an entity that insures the bond) will not be able   hold a diversified selection of high-yield bonds are designed to
to make timely payments of interest and principal.      manage this risk.

Investing in so-called "junk" or "high-yield" bonds     It is likely that protracted periods of economic uncertainty
entails the risk of principal loss, which may be        would cause increased volatility in the market prices of
greater than the risk involved in investment grade      high-yield bonds, an increase in the number of high-yield bond
bonds. High-yield bonds are sometimes issued by         defaults and corresponding volatility in the Fund's net asset
companies whose earnings at the time the bond is        value.
issued are less than the projected debt payments on
the bonds.                                              Our holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit
Some analysts believe a protracted economic downturn    problems experienced by individual high-yield bond issuers or
would severely disrupt the market for high-yield        foreign issuers.
bonds, adversely affect the value of outstanding
bonds and adversely affect the ability of high-yield    When selecting dealers with whom we would make interest rate or
issuers to repay principal and interest.                index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.

--------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that a      We will use options and futures for defense purposes, such as to
fund may experience a significant loss if it employs    protect gains in the portfolio without actually selling a
an options or futures strategy related to a security    security or to neutralize the impact of interest rate changes. We
or a market index moves in the opposite direction       will not use futures and options for speculative reasons or in an
from what the portfolio managers anticipated. Futures   effort to enhance return.
and options also involve additional expenses, which
could reduce any benefit or increase any loss to a
fund from using the strategy.
--------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may    The Fund will attempt to reduce foreign investing risks through
be adversely affected by political instability          portfolio diversification, credit analysis and attention to
(including governmental seizures or nationalization     trends in world economies, industries and financial markets.
of assets), changes in currency exchange rates,
foreign economic conditions or inadequate regulatory    We carefully evaluate the political and economic situations in
and accounting standards. Foreign markets may also be   the countries where we invest and take these risks into account
less efficient, less liquid, have greater price         before we select securities for the portfolio. However, there is
volatility, less regulation and higher transaction      no way to eliminate foreign risks when investing internationally.
costs than U.S. markets.
--------------------------------------------------------------------------------------------------------------------------
Foreign government securities risks involve the         The Fund attempts to reduce the risks associated with investing
ability of a foreign government or government-related   in foreign governments by limiting the portion of portfolio
issuer to make timely principal and interest payments   assets that may be invested in such securities.
on its external debt obligations.  This ability to
make payments will be strongly influenced by the
issuer's balance of payments, including export
performance, its access to international credits and
investments, fluctuations in interest rates and the
extent of its foreign reserves.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                        Risks                                              How we strive to manage them
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an          We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes in     exchange contracts.  By agreeing to purchase or sell foreign
foreign currency exchange rates.  Adverse changes in    securities at a pre-set price on a future date, the Fund strives
exchange rates may reduce or eliminate any gains        to protect the value of the security it owns from future changes
produced by investments that are denominated in         in currency rates.  We will use forward currency exchange
foreign currencies and may increase any losses.         contracts only for defensive measures, not to enhance portfolio returns.  However, there is no assurance that a strategy such as this will be successful.
--------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the       While the Fund may purchase securities of issuers in any foreign
risks associated with international investing will be   country, developed and emerging, no more than 15% of the Fund's
greater in emerging markets than in more developed      assets may be invested in direct obligations of issuers located
foreign markets because, among other things, emerging   in emerging market countries.
markets may have less stable political and economic
environments.
--------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities       A less liquid secondary market may have an adverse effect on our
cannot be readily sold within seven days at             ability to sell particular issues, when necessary, to meet the
approximately the price that a fund values them.        Fund's liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an issuer.  In
The high-yield secondary market is particularly         striving to manage this risk, we evaluate the size of a bond
susceptible to liquidity problems when the              issuance as a way to anticipate its likely liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it temporarily     We may invest only 15% of net assets in illiquid securities.
stop buying bonds for regulatory, financial or other
reasons.

--------------------------------------------------------------------------------------------------------------------------

Valuation risk: A less liquid secondary market as       We will strive to manage this risk by carefully evaluating
described above makes it more difficult to obtain       individual bonds and by limiting the amount of the portfolio that
precise valuations of the high-yield securities in      can be allocated to privately placed high-yield securities.
its portfolio.  During periods of reduced liquidity,
judgment plays a greater role in valuing high-yield
securities.
--------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk: The United States      We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered      evaluate any possible effects they might have on the Fund's
legislative actions that could adversely affect the     portfolio.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield
securities.  Regulatory actions have also affected
the high-yield market. Similar actions in the future
could reduce liquidity for high-yield securities,
reduce the number of new high-yield securities being
issued and could make it more difficult for a fund to
attain its investment objective.
--------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, no fees were paid to the manager and sub-adviser for the last fiscal year after giving effect to expense limitations.

Portfolio managers
Peter C. Andersen, Paul Grillo, Joanna Bates and Christopher A. Moth and have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Andersen and Mr. Grillo regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for allocating Strategic Income Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

Paul Grillo, Vice President/Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International Advisers, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                         Board of Trustees
Investment Manager                                                                         Custodian
Delaware Management Company                                                                The Chase Manhattan Bank
One Commerce Square                                                                        4 Chase Metrotech Center
Philadelphia, PA 19103                                          The Fund                   Brooklyn, NY 11245

Sub-adviser
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE
                             Distributor                                Service agent
                             Delaware Distributors, L.P.                Delaware Service Company, Inc.
                             1818 Market Street                         1818 Market Street
                             Philadelphia, PA 19103                     Philadelphia, PA 19103
Portfolio managers
(see page __ for details)
                                                         Financial Advisers
                                                            Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. Sub-advisers are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

Class A sales charges



----------------------------------------- ---------------------- ----------------------------- -------------------------------
Amount of purchase                        Sales charge as % of   Sales charge as % of amount    Dealer's commission as % of
                                             offering price                invested                    offering price
----------------------------------------- ---------------------- ----------------------------- -------------------------------
Less than $100,000                                4.75%                     4.99%                          4.00%
----------------------------------------- ---------------------- ----------------------------- -------------------------------
$100,000 but under $250,000                       3.75%                     3.90%                          3.00%
----------------------------------------- ---------------------- ----------------------------- -------------------------------
$250,000 but under $500,000                       2.50%                     2.56%                          2.00%
----------------------------------------- ---------------------- ----------------------------- -------------------------------
$500,000 but under $1,000,000                     2.00%                     2.04%                          1.60%
------------------------------------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1%
if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
----------------------------------------- ---------------------- ----------------------------- -------------------------------
                                          Sales charge as % of   Sales charge as % of amount   Dealer's commission as % of
Amount of purchase                        offering price         invested                      offering price
----------------------------------------- ---------------------- ----------------------------- -------------------------------
$1 million up to $5 million                       none                       none                          1.00%
----------------------------------------- ---------------------- ----------------------------- -------------------------------
Next $20 million
Up to $25 million                                 none                       none                          0.50%
----------------------------------------- ---------------------- ----------------------------- -------------------------------
Amount over $25 million                           none                       none                          0.25%
----------------------------------------- ---------------------- ----------------------------- -------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.



---------------------------- --------------------------------------- -----------------------------------------------------------
          Program            How it works                                                   Share class
                                                                          A                    B                           C
---------------------------- --------------------------------------- --------------- -------------------------------------------
Letter of Intent             Through a Letter of Intent you               X          Although the Letter of Intent and Rights
                             agree to invest a certain amount in                     of Accumulation do not apply to the
                             Delaware Investments Funds (except                      purchase of Class B and Class C shares,
                             money market funds with no sales                        you can combine your purchase of Class A
                             charge) over a 13-month period to                       shares with your purchase of Class B and
                             qualify for reduced front-end sales                     Class C shares to fulfill your Letter of
                             charges.                                                Intent or qualify for Rights of
                                                                                     Accumulation.
---------------------------- --------------------------------------- ---------------
Rights of Accumulation       You can combine your holdings or             X
                             purchases of all funds in the
                             Delaware Investments family (except
                             money market funds with no sales
                             charge) as well as the holdings and
                             purchases of your spouse and
                             children under 21 to qualify for
                             reduced front-end sales charges.
---------------------------- --------------------------------------- --------------- -------------------------- ----------------
Reinvestment of Redeemed     Up to 12 months after you redeem        For Class       For Class B, your          Not
Shares                       shares, you can reinvest the            A, you will     account will be            available.
                             proceeds without paying a sales         not have to     credited with the
                             charge as noted to the right.           pay an          contingent deferred
                                                                     additional      sales charge you
                                                                     front-end       previously paid on the
                                                                     sales           amount you are
                                                                     charge.         reinvesting. Your
                                                                                     schedule for
                                                                                     contingent deferred
                                                                                     sales charges and
                                                                                     conversion to Class A
                                                                                     will not start over
                                                                                     again; it will pick up
                                                                                     from the point at
                                                                                     which you redeemed
                                                                                     your shares.
---------------------------- --------------------------------------- --------------- -------------------------------------------
SIMPLE IRA, SEP IRA,         These investment plans may qualify           X          There is no reduction in sales charges
SARSEP, Prototype Profit     for reduced sales charges by                            for Class B or Class C shares for group
Sharing, Pension,            combining the purchases of all                          purchases by retirement plans.
401(k), SIMPLE 401(k),       members of the group. Members of
403(b)(7), and 457           these groups may also qualify to
Retirement Plans             purchase shares without a front-end
                             sales charge and may qualify for a
                             waiver of any contingent deferred
                             sales charges.
---------------------------- --------------------------------------- --------------- -------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act and Uniform Transfers to Minor Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however your bank may assess one.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are declared and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.



----------------------------------------------------------------------------------- ----------------------------------- -----------
                                                                                                      A Class             Period
Delaware Strategic Income Fund                                                                   Year Ended 7/31        10/1/96(1)
----------------------------------------------------------------------------------- -----------------------------------   through
                                                                                        2000        1999       1998       7/31/97
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net asset value, beginning of period                                                    $4.860      $5.480      $5.700      $5.500
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Income (loss) from investment operations:
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net investment income(2)                                                                 0.413       0.462       0.444       0.337
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                                (0.540)     (0.607)     (0.104)      0.204
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Total from investment operations                                                        (0.127)     (0.145)      0.340       0.541
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Less dividends and distributions:
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Dividends from net investment income                                                    (0.356)     (0.440)     (0.440)     (0.341)
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Distributions in excess of net investment income                                        (0.057)        ---         ---         ---
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Distributions from net realized gain on investments                                        ---      (0.035)     (0.120)        ---
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Total dividends and distributions                                                      (0.413)      (0.475)     (0.560)     (0.341)
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net asset value, end of period                                                          $4.320      $4.860      $5.480      $5.700
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Total return(3)                                                                         (2.67%)     (2.77%)      6.23%      10.11%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Ratios and supplemental data:
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Net assets, end of period (000 omitted)                                                $12,238     $18,757     $17,871      $9,144
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Ratio of expenses to average net assets                                                  1.00%       1.00%       1.00%       1.00%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                                     1.75%       1.55%       1.73%       2.12%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Ratio of net investment income to average net assets                                     9.20%       8.97%       7.93%       7.76%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                               8.45%       8.42%       7.20%       6.64%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------
Portfolio turnover                                                                        127%        156%        175%        183%
----------------------------------------------------------------------------------- ----------- ----------- ----------- -----------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999 and 2000 were based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects an expense limitation.

------------------------------------------------------------------ --------------------------------- -----------
                                                                                 B Class                Period
Delaware Strategic Income Fund                                               Year Ended 7/31           10/1/96(1)
------------------------------------------------------------------ ---------------------------------   through
                                                                        2000      1999        1998      7/31/97
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Net asset value, beginning of period                                  $4.860     $5.480      $5.700      $5.500
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Income (loss) from investment operations:
---------------------------------------------------------------------------- ---------- ----------- ----------- -
Net investment income(2)                                               0.378      0.424       0.402       0.308
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                              (0.540)    (0.607)     (0.100)      0.203
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Total from investments operations                                     (0.162)    (0.183)      0.302       0.511
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Less dividends and distributions:
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Dividends from net investment income                                  (0.325)    (0.402)     (0.402)     (0.311)
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Distributions in excess of net investment income                      (0.053)       ---         ---         ---
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Distributions from net realized gain on investments                      ---     (0.035)     (0.120)        ---
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Total dividends and distributions                                    (0.378)     (0.437)     (0.522)     (0.311)
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Net asset value, end of period                                        $4.320     $4.860      $5.480      $5.700
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Total return(3)                                                       (3.63%)    (3.31%)      5.32%       9.53%
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Ratios and supplemental data:
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Net assets, end of period (000 omitted)                              $14,184    $19,318     $15,602      $6,878
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Ratio of expenses to average net assets                                1.75%      1.75%       1.75%       1.75%
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                   2.50%      2.30%       2.48%       2.87%
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Ratio of net investment income to average net assets                   8.45%      8.22%       7.18%       7.01%
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly             7.70%      7.67%       6.45%       5.89%
------------------------------------------------------------------ ---------- ---------- ----------- -----------
Portfolio turnover                                                      127%       156%        175%        183%
------------------------------------------------------------------ ---------- ---------- ----------- -----------

------------------------------------------------------------------ ------------------------------- -----------
                                                                               C Class                Period
Delaware Strategic Income Fund                                             Year Ended 7/31          10/1/96(1)
------------------------------------------------------------------ -------------------------------   through
                                                                      2000       1999       1998     7/31/97
------------------------------------------------------------------ --------- ----------- --------- -----------
Net asset value, beginning of period                                 $4.860       $5.48    $5.700      $5.500
------------------------------------------------------------------ --------- ----------- --------- -----------
Income (loss) from investment operations:
--------------------------------------------------------------------------- ----------- --------- -----------
Net investment income(2)                                              0.378       0.424     0.402       0.313
------------------------------------------------------------------ --------- ----------- --------- -----------
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                             (0.540)     (0.607)   (0.100)      0.198
------------------------------------------------------------------ --------- ----------- --------- -----------
Total from investments operations                                    (0.162)     (0.183)    0.302       0.511
------------------------------------------------------------------ --------- ----------- --------- -----------
Less dividends and distributions:
------------------------------------------------------------------ --------- ----------- --------- -----------
Dividends from net investment income                                 (0.325)     (0.402)   (0.402)     (0.311)
------------------------------------------------------------------ --------- ----------- --------- -----------
Distributions in excess of net investment income                     (0.053)        ---       ---         ---
------------------------------------------------------------------ --------- ----------- --------- -----------
Distributions from net realized gain on investments                     ---      (0.035)   (0.120)         ---
------------------------------------------------------------------ --------- ----------- --------- -----------
Total dividends and distributions                                    (0.378)     (0.437)   (0.522)     (0.311)
------------------------------------------------------------------ --------- ----------- --------- -----------
Net asset value, end of period                                       $4.320      $4.860    $5.480      $5.700
------------------------------------------------------------------ --------- ----------- --------- -----------
Total return(3)                                                      (3.41%)     (3.32%)    5.32%       9.53%
------------------------------------------------------------------ --------- ----------- --------- -----------
Ratios and supplemental data:
------------------------------------------------------------------ --------- ----------- --------- -----------
Net assets, end of period (000 omitted)                              $4,402      $6,548    $5,276      $1,944
------------------------------------------------------------------ --------- ----------- --------- -----------
Ratio of expenses to average net assets                               1.75%       1.75%     1.75%       1.75%
------------------------------------------------------------------ --------- ----------- --------- -----------
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly                  2.50%       2.30%     2.48%       2.87%
------------------------------------------------------------------ --------- ----------- --------- -----------
Ratio of net investment income to average net assets                  8.45%       8.22%     7.18%       7.01%
------------------------------------------------------------------ --------- ----------- --------- -----------
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly            7.70%       7.67%     6.45%       5.89%
------------------------------------------------------------------ --------- ----------- --------- -----------
Portfolio turnover                                                     127%        156%      175%        183%
------------------------------------------------------------------ --------- ----------- --------- -----------

How to read the Financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Strategic Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

-----------------------------------------------------------------------------------------------------------------------------------
Fund name                                              CUSIP number                                 NASDAQ symbol
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund A Class                 245908603                                    DISAX
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund B Class                 245908702                                    DISBX
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund C Class                 245908801                                    DISCX
-----------------------------------------------------------------------------------------------------------------------------------

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-125 [--] PP 9/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                         Delaware Strategic Income Fund


                               Institutional Class



                                   Prospectus
                               September 29, 2000


                               Current Income Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                   page
Delaware Strategic Income Fund

How we manage the Fund page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund


Who manages the Fund                           page
Investment manager
Portfolio managers
Fund administration (Who's who)


About your account                             page
Investing in the Fund
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes


Financial highlights                           page

Profile: Delaware Strategic Income Fund


What is the Fund's goal?
The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risk and are commonly known as "junk bonds.");
o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and
o the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to greater risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Fund
o    Investors with long-term financial goals.
o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.
o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns have varied over the past three calendar years, as well as the average annual returns for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense limitation. The returns would be lower without the limitation.

[bar chart]

Year-by-year total return (Institutional Class)

-------------------------------------------------
1997                                       9.54%
--------------- ---------------------------------
1998                                       2.55%
--------------- ---------------------------------
1999                                      -1.98%
-------------------------------------------------

As of June 30, 2000, the Fund's Institutional Class shares had a calendar year-to-date return of -2.27%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.44% for the quarter ended June 30, 1997 and its lowest quarterly return was -1.71% for the quarter ended June 30, 1999.


                              Average annual returns for periods ending 12/31/99

--------------------------------------------------------------------------------
                                   Institutional      Lehman Brothers Aggregate
                                   Class              Bond Index
--------------------------------------------------------------------------------

---------------------------------- ------------------ --------------------------
1 year                             -1.98%             -0.82%
---------------------------------- ------------------ --------------------------
Lifetime (inception 10/1/96)        4.15%              6.24%
--------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. The index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy.

What are the Fund's fees and expenses?


-------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your    Maximum sales charge (load) imposed on purchases
investments when you buy or sell shares of the     as a percentage of offering price
Institutional Class.                                                                                      none
                                                   --------------------------------------------------- ------------
                                                   Maximum contingent deferred
                                                   sales charge (load) as a
                                                   percentage of original
                                                   purchase price or redemption
                                                   price, whichever is lower                              none
                                                   --------------------------------------------------- ------------
                                                   Maximum sales charge (load) imposed on
                                                   reinvested dividends                                   none
                                                   --------------------------------------------------- ------------
                                                   Redemption fees                                        none
                                                   --------------------------------------------------- ------------
                                                   Exchange fees(1)                                       none
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from   Management fees                                       0.65%
the Fund's assets.
-------------------------------------------------- -------------------------------------------------- -------------
                                                   Distribution and service (12b-1) fees                  none
-------------------------------------------------- -------------------------------------------------- -------------
                                                   Other expenses                                        0.85%
-------------------------------------------------- -------------------------------------------------- -------------
                                                   Total annual fund operating expenses                  1.50%
-------------------------------------------------- -------------------------------------------------- -------------
                                                   Fee waivers and payments(2)                          (0.75%)
-------------------------------------------------- -------------------------------------------------- -------------
                                                   Net expenses                                          0.75%
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
This example is intended to help you
compare the cost of investing in the               -------------- -------------------------------------------------
Fund to the cost of investing in other             1 year                                                      $77
mutual funds with similar investment               -------------- -------------------------------------------------
objectives. We show the cumulative                 3 years                                                    $400
amount of Fund expenses on a                       -------------- -------------------------------------------------
hypothetical investment of $10,000 with            5 years                                                    $747
an annual 5% return over the time                  -------------- -------------------------------------------------
shown.(3) This is an example only, and             10 years                                                 $1,726
does not represent future expenses,
which may be greater or less than those
shown here.
-------------------------------------------------------------------------------------------------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through September 30, 2001 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for year one and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.


The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------ -------------------------------------------------------------------
                      Securities                                                 How we use them

------------------------------------------------------ -------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued     The Fund may invest up to 60% of net assets in high-yield
by a corporation and rated lower than investment        corporate bonds.  Emphasis is typically on those rated BB or Ba
grade by a nationally recognized statistical ratings    by an NRSRO.
organization (NRSRO) such as S&P or Moody's.
High-yield bonds are issued by corporations that have   We carefully evaluate an individual company's financial
lower credit quality and may have difficulty repaying   situation, its management, the prospects for its industry and
principal and interest.                                 the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in.
                                                        Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------ -------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations     The Fund may invest up to 60% of net assets in direct U.S.
including bills, notes, bonds as well as other debt     government obligations; however, these securities will typically
securities issued by the U.S. Treasury and securities   be a smaller percentage of the portfolio because they generally
of U.S. government agencies or instrumentalities.       do not offer as high a level of current income as other
                                                        fixed-income securities the Fund may invest in.
------------------------------------------------------ -------------------------------------------------------------------

Mortgage-backed securities: Fixed-income securities     We may invest up to 60% of net assets in government-related
that represent pools of mortgages, with investors       mortgage-backed securities or fully collateralized privately
receiving principal and interest payments as the        issued mortgage-backed securities.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.       We may also invest in mortgage-backed securities issued by
government or its agencies or instrumentalities, such   private companies whether or not the securities are 100%
as the Federal Home Loan Mortgage Corporation,          collateralized. However, these securities must be rated in one
Federal National Mortgage Association and the           of the four highest categories by an NRSRO at the time of
Government National Mortgage Association. Others are    purchase. The privately issued securities we invest in are
issued by private financial institutions, with some     either CMOs or REMICs (see below).
fully collateralized by certificates issued or
guaranteed by the government or its agencies or
instrumentalities.

------------------------------------------------------ -------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately   See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value
is the mortgages that are grouped into different
pools according to their maturity.
------------------------------------------------------ -------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):      See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages secured
by an interest in real property. Like CMOs, REMICs
offer different pools.
------------------------------------------------------ -------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by       We invest only in asset-backed securities rated in one of the
accounts receivables including home equity,             four highest categories by an NRSRO.
automobile or credit loans.
------------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------------ -------------------------------------------------------------------
                      Securities                                                 How we use them

------------------------------------------------------ -------------------------------------------------------------------
Investment grade corporate bonds: Debt obligations      The Fund may invest up to 60% of net assets in investment grade
issued by a corporation, rated in one of the four       corporate bonds.
highest categories by an NRSRO (or, if unrated, that
we believe are of equal quality). Debt securities
within the top three categories comprise what are
known as high-grade bonds and are regarded as having
a strong ability to pay principal and interest.
Securities in the fourth category are known as
medium-grade bonds and are regarded as having an
adequate capacity to pay principal and interest but
with greater vulnerability to adverse economic
conditions and speculative characteristics.
------------------------------------------------------ -------------------------------------------------------------------
Foreign government securities and foreign corporate     We may invest in foreign government securities and we primarily
bonds: Securities issued by foreign governments or      focus on better quality bonds with investment grade credit
supranational entities. A supranational entity is an    ratings. We may also invest in securities issued by
entity established or financially supported by the      supranational entities, which are typically of higher quality.
national governments of one or more countries. The
International Bank for Reconstruction and Development   We may invest in both rated and unrated securities of foreign
(more commonly known as the World Bank) is one          securities.  We may invest both in investment grade securities
example of a supranational entity. Foreign corporate    and non-investment grade securities (i.e., those rated BB or
bonds are debt obligations issued by a foreign          lower by S&P or Fitch, Ba or lower by Moody's, or similarly
corporation.                                            rated by another NRSRO).

                                                        However, up to 15% of the Fund's assets may also be invested in foreign government securities issued by emerging or developing countries, which may be lower rated, including securities rated below investment grade.

------------------------------------------------------ -------------------------------------------------------------------
Zero coupon bonds and pay-in-kind bonds: Zero coupon    We may invest in zero coupon bonds and payment in kind bonds,
bonds are debt obligations which do not entitle the     though we do not expect this to be a significant component of
holder to any periodic payments of interest prior to    our strategy.  The market prices of these bonds are generally
maturity or a specified date when the securities        more volatile than the market prices of securities that pay
begin paying current interest. Therefore, they are      interest periodically and are likely to react to changes in
issued and traded at a price lower than their face      interest rates to a greater degree than interest-paying bonds
amounts or par value. Payment-in-kind bonds pay         having similar maturities and credit quality.  They may have
interest or dividends in the form of additional bonds   certain tax consequences which, under certain conditions, could
or preferred stock.                                     be adverse to the Fund.
------------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------------ -------------------------------------------------------------------
                      Securities                                                 How we use them

------------------------------------------------------ -------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks      Up to 10% of the Fund's assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and        securities.
other equity securities, such as convertible
securities and warrants.                                We would select only equity securities that were consistent with the Fund's objective of high current income and total return.
------------------------------------------------------ -------------------------------------------------------------------
Options and futures: Options represent a right to buy   At times when we anticipate adverse conditions, we may want to
or sell a security or group of securities at an         protect gains on securities without actually selling them. We
agreed upon price at a future date.  The purchaser of   might use options or futures to neutralize the effect of any
an option may or may not choose to go through with      price declines, without selling a bond or bonds, or as a hedge
the transaction.                                        against changes in interest rates.

Futures contracts are agreements for the purchase or    Use of these strategies can increase the operating costs of the
sale of a security or group of securities at a          Fund and can lead to loss of principal.
specific price, on a specific date. Unlike an option,
a futures contract must be executed unless it is sold
before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------ -------------------------------------------------------------------
Investment company securities: In some foreign          We may invest in either closed-end or open-end investment
countries, investments by a mutual fund may only be     companies consistent with Investment Company Act of 1940
made through investments in closed-end investment       requirements.  These investments involve an indirect payment of
companies that in turn invest in the securities of      a portion of the other investment companies' expenses, including
such countries.                                         advisory fees.

------------------------------------------------------ -------------------------------------------------------------------
Brady Bonds: These are debt securities issued under     We may invest in Brady Bonds.  We believe that the economic
the framework of the Brady Plan, an initiative          reforms undertaken by countries in connection with the issuance
announced by the U.S. Treasury Secretary, Nicholas F.   of Brady Bonds makes the debt of countries that have issued
Brady in 1989, as a mechanism for debtor nations to     Brady Bonds or those that have announced plans to issue them a
restructure their outstanding external indebtedness     viable opportunity for investment.
(generally, commercial bank debt).

------------------------------------------------------ -------------------------------------------------------------------
Foreign currency, foreign currency contracts or         We may invest in securities issued in any currency and may hold
forward contracts: A forward contract involves an       foreign currency.
obligation to purchase or sell a specific currency at
a future date at a price set at the time of the         Although the Fund values its assets daily in terms of U.S.
contract.  Forward contracts are used to "lock-in"      dollars, we do not convert our holdings of foreign currencies
the price of a security that will be purchased or       into U.S. dollars on a daily basis.  We may, however, from time
sold, in terms of U.S. dollars or other currencies.     to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  We may conduct foreign currency
                                                        transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the Fund attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received. These
                                                        transactions may increase the Fund's expenses.

------------------------------------------------------ -------------------------------------------------------------------

------------------------------------------------------ -------------------------------------------------------------------
                      Securities                                                 How we use them

------------------------------------------------------ -------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer,    Typically, we use repurchase agreements as a short-term
such as the Fund, and a seller of securities, in        investment for the Fund's cash position. In order to enter into
which the seller agrees to buy the securities back      these repurchase agreements, the Fund must have collateral of
within a specified time at the same price the buyer     102% of the repurchase price.  The Fund will only enter into
paid for them, plus an amount equal to an agreed upon   repurchase agreements in which the collateral is comprised of
interest rate. Repurchase agreements are often viewed   U.S. government securities.
as equivalent to cash.
------------------------------------------------------ -------------------------------------------------------------------
Restricted securities: Privately placed securities      We may invest in privately placed securities, including those
whose resale is restricted under securities law.        that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule
                                                        144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid
                                                        securities, which is described below.
------------------------------------------------------ -------------------------------------------------------------------
Interest rate swap and index swap agreements: In an     Interest rate swaps may be used to adjust the Fund's sensitivity
interest rate swap, a fund receives payments from       to interest rates by changing its duration.  We may also use
another party based on a floating interest rate in      interest rate swaps to hedge against changes in interest rates.
return for making payments based on a fixed interest
rate.  An interest rate swap can also work in           We use index swaps to gain exposure to markets that the Fund
reverse, with a fund receiving payments based on a      invests in, such as the corporate bond market.  We may also use
fixed interest rate and making payments based on a      index swaps as a substitute for futures, options or forward
floating interest rate.  In an index swap, a fund       contracts if such contracts are not directly available to the
receives gains or incurs losses based on the total      Fund on favorable terms.
return of an index, in exchange for making fixed or
floating interest rate payments to another party.       Interest rate swaps and index swaps will be considered illiquid securities (see below).
------------------------------------------------------ -------------------------------------------------------------------
Illiquid securities: Securities that do not have a      We may invest up to 15% of net assets in illiquid securities.
ready market, and cannot be easily sold within seven
days at approximately the price that a fund has
valued them.
------------------------------------------------------ -------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily.

Temporary defensive positions
We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary defensive strategy. To the extent it holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover
We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------ --------------------------------------------------------------------
                        Risks                                              How we strive to manage them
------------------------------------------------------ --------------------------------------------------------------------


------------------------------------------------------ --------------------------------------------------------------------
Market risk is the risk that all or a majority of the   We maintain a long-term investment approach and focus on bonds
securities in a certain market-like the stock or bond   that we believe will continue to pay interest regardless of
market will decline in value because of factors such    interim market fluctuations. We do not try to predict overall
as economic conditions, future expectations or          bond market or interest rate movements and generally do not trade
investor confidence.                                    for short-term purposes.

Index swaps are subject to the same market risks as     In evaluating the use of an index swap, we carefully consider how
the investment market or sector that the index          market changes could affect the swap and how that compares to us
represents.  Depending on the actual movements of the   investing directly in the market the swap is intended to
index and how well the portfolio manager forecasts      represent.
those movements, a fund could experience a higher or
lower return than anticipated.

------------------------------------------------------ --------------------------------------------------------------------
Industry and security risk is the risk that the value   We diversify the Fund's assets across three distinct sectors of
of securities in a particular industry or the value     the bond market and among a wide variety of individual issuers.
of an individual stock or bond will decline because
of changing expectations for the performance of that
industry or for the individual company issuing the
stock or bond.
------------------------------------------------------ --------------------------------------------------------------------
Interest rate risk is the risk that securities will     The Fund is subject to interest rate risk.  We cannot eliminate
decrease in value if interest rates rise. The risk is   that risk, but we do strive to manage it by monitoring economic
greater for bonds with longer maturities than for       conditions.
those with shorter maturities.
                                                        The Fund will not invest in swaps with maturities of more than
Swaps may be particularly sensitive to interest rate    two years.  Each business day we will calculate the amount the
changes.  Depending on the actual movements of          Fund must pay for any swaps it holds and will segregate enough
interest rates and how well the portfolio managers      cash or other liquid securities to cover that amount.
anticipate them, a fund could experience a higher or
lower return than anticipated.
------------------------------------------------------ --------------------------------------------------------------------

------------------------------------------------------ --------------------------------------------------------------------
                        Risks                                              How we strive to manage them
------------------------------------------------------ --------------------------------------------------------------------


------------------------------------------------------ --------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer     Our careful, credit-oriented bond selection and our commitment to
(or an entity that insures the bond) will not be able   hold a diversified selection of high-yield bonds are designed to
to make timely payments of interest and principal.      manage this risk.

Investing in so-called "junk" or "high-yield" bonds     It is likely that protracted periods of economic uncertainty
entails the risk of principal loss, which may be        would cause increased volatility in the market prices of
greater than the risk involved in investment grade      high-yield bonds, an increase in the number of high-yield bond
bonds. High-yield bonds are sometimes issued by         defaults and corresponding volatility in the Fund's net asset
companies whose earnings at the time the bond is        value.
issued are less than the projected debt payments on
the bonds.                                              Our holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit
Some analysts believe a protracted economic downturn    problems experienced by individual high-yield bond issuers or
would severely disrupt the market for high-yield        foreign issuers.
bonds, adversely affect the value of outstanding
bonds and adversely affect the ability of high-yield    When selecting dealers with whom we would make interest rate or
issuers to repay principal and interest.                index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.

------------------------------------------------------ --------------------------------------------------------------------
Futures and options risk is the possibility that a      We will use options and futures for defense purposes, such as to
fund may experience a significant loss if it employs    protect gains in the portfolio without actually selling a
an options or futures strategy related to a security    security or to neutralize the impact of interest rate changes. We
or a market index moves in the opposite direction       will not use futures and options for speculative reasons or in an
from what the portfolio managers anticipated. Futures   effort to enhance return.
and options also involve additional expenses, which
could reduce any benefit or increase any loss to a
fund from using the strategy.
------------------------------------------------------ --------------------------------------------------------------------
Foreign risk is the risk that foreign securities may    The Fund will attempt to reduce foreign investing risks through
be adversely affected by political instability          portfolio diversification, credit analysis and attention to
(including governmental seizures or nationalization     trends in world economies, industries and financial markets.
of assets), changes in currency exchange rates,
foreign economic conditions or inadequate regulatory    We carefully evaluate the political and economic situations in
and accounting standards. Foreign markets may also be   the countries where we invest and take these risks into account
less efficient, less liquid, have greater price         before we select securities for the portfolio. However, there is
volatility, less regulation and higher transaction      no way to eliminate foreign risks when investing internationally.
costs than U.S. markets.
------------------------------------------------------ --------------------------------------------------------------------
Foreign government securities risks involve the         The Fund attempts to reduce the risks associated with investing
ability of a foreign government or government-related   in foreign governments by limiting the portion of portfolio
issuer to make timely principal and interest payments   assets that may be invested in such securities.
on its external debt obligations.  This ability to
make payments will be strongly influenced by the
issuer's balance of payments, including export
performance, its access to international credits and
investments, fluctuations in interest rates and the
extent of its foreign reserves.
------------------------------------------------------ --------------------------------------------------------------------

------------------------------------------------------ --------------------------------------------------------------------
                        Risks                                              How we strive to manage them
------------------------------------------------------ --------------------------------------------------------------------


------------------------------------------------------ --------------------------------------------------------------------
Currency risk is the risk that the value of an          We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes in     exchange contracts.  By agreeing to purchase or sell foreign
foreign currency exchange rates.  Adverse changes in    securities at a pre-set price on a future date, the Fund strives
exchange rates may reduce or eliminate any gains        to protect the value of the security it owns from future changes
produced by investments that are denominated in         in currency rates.  We will use forward currency exchange
foreign currencies and may increase any losses.         contracts only for defensive measures, not to enhance portfolio returns.  However, there is no assurance that a strategy such as this will be successful.
------------------------------------------------------ --------------------------------------------------------------------
Emerging markets risk is the possibility that the       While the Fund may purchase securities of issuers in any foreign
risks associated with international investing will be   country, developed and emerging, no more than 15% of the Fund's
greater in emerging markets than in more developed      assets may be invested in direct obligations of issuers located
foreign markets because, among other things, emerging   in emerging market countries.
markets may have less stable political and economic
environments.
------------------------------------------------------ --------------------------------------------------------------------
Liquidity risk is the possibility that securities       A less liquid secondary market may have an adverse effect on our
cannot be readily sold within seven days at             ability to sell particular issues, when necessary, to meet the
approximately the price that a fund values them.        Fund's liquidity needs or in response to a specific economic event, such as the declining creditworthiness of an issuer.  In
The high-yield secondary market is particularly         striving to manage this risk, we evaluate the size of a bond
susceptible to liquidity problems when the              issuance as a way to anticipate its likely liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it temporarily     We may invest only 15% of net assets in illiquid securities.
stop buying bonds for regulatory, financial or other
reasons.

------------------------------------------------------ --------------------------------------------------------------------

Valuation risk: A less liquid secondary market as       We will strive to manage this risk by carefully evaluating
described above makes it more difficult to obtain       individual bonds and by limiting the amount of the portfolio that
precise valuations of the high-yield securities in      can be allocated to privately placed high-yield securities.
its portfolio.  During periods of reduced liquidity,
judgment plays a greater role in valuing high-yield
securities.
------------------------------------------------------ --------------------------------------------------------------------
Legislative and regulatory risk: The United States      We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered      evaluate any possible effects they might have on the Fund's
legislative actions that could adversely affect the     portfolio.
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield
securities.  Regulatory actions have also affected
the high-yield market. Similar actions in the future
could reduce liquidity for high-yield securities,
reduce the number of new high-yield securities being
issued and could make it more difficult for a fund to
attain its investment objective.
------------------------------------------------------ --------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, no fees were paid to the manager and sub-adviser for the last fiscal year after giving effect to expense limitations.

Portfolio managers
Peter C. Andersen, Paul Grillo, Joanna Bates and Christopher A. Moth and have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Andersen and Mr. Grillo regularly consult with Jude T. Driscoll. Ms. Bates and Mr. Moth regularly consult with David G. Tilles as well as four global fixed-income team members.

Peter C. Andersen, Vice President/Senior Portfolio Manager, has been participating in the management of the Fund since September 18, 2000 and assumed primary responsibility for allocating Strategic Income Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector on September 29, 2000. Mr. Andersen earned a master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a bachelor's degree in Mathematics/Physics from Northeastern, where he graduated summa cum laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder.

Paul Grillo, Vice President/ Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining the Manager in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed-Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

Christopher A. Moth, Senior Portfolio Manager, Director of Investment Strategy, Fixed-Income and Currency and Director of Delaware International Advisers Ltd., is a graduate of The City University London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. At Delaware International, he has been a key contributor in developing the fixed-income product and establishing in-house systems to control and facilitate the investment process. He chairs the global fixed-income and currency meeting. Mr. Moth became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                Board of Trustees
Investment Manager                                      Custodian
Delaware Management Company                             The Chase Manhattan Bank
One Commerce Square                                     4 Chase Metrotech Center
Philadelphia, PA 19103              The Fund            Brooklyn, NY 11245

Sub-adviser
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

         Distributor                        Service agent
         Delaware Distributors, L.P.        Delaware Service Company, Inc.
         1818 Market Street                 1818 Market Street
         Philadelphia, PA 19103             Philadelphia, PA 19103

Portfolio managers
(see page __ for details)

                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. Sub-advisers are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes. Use of Institutional Class shares is restricted to advisers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 pm Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends, if any, are declared and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Institutional Class         Period
                                                                                                Year Ended 7/31          10/1/96(1)
                                                                                          -----------------------------   through
Delaware Strategic Income Fund                                                              2000       1999      1998     7/31/97
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                       $4.850     $5.470    $5.700     $5.500
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                                    0.424      0.475     0.458      0.367
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currencies              (0.540)    (0.603)   (0.111)     0.187
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           (0.116)    (0.128)    0.347      0.554
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                       (0.365)    (0.457)   (0.457)    (0.354)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                           (0.059)       ---       ---        ---
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments                                           ---     (0.035)   (0.120)       ---
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                                          (0.424)    (0.492)   (0.577)    (0.354)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $4.310     $4.850    $5.470     $5.700
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                                                            (2.45%)    (2.46%)    6.36%     10.36%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                                    $1,044     $4,350    $3,764     $3,405
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                     0.75%      0.75%     0.75%      0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation                         1.50%      1.30%     1.48%      1.87%
                  and expenses paid indirectly
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                        9.45%      9.22%     8.18%      7.90%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets prior to expense limitation
                  and expenses paid indirectly                                              8.70%      8.67%     7.45%      6.78%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                           127%       156%      175%       183%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total returns have not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999 and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects expense limitation.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain (loss) on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders, if any, would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
The Lehman Brothers Aggregate Bond Index is an index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Strategic Income Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 1.202.942.8090.

Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

-------------------------------------------------------------------------------------------
                                                       CUSIP number     NASDAQ symbol
-------------------------------------------------------------------------------------------
Delaware Strategic Income Fund Institutional Class     245908884        DISIX
-------------------------------------------------------------------------------------------

                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia * London

P-002 [--] PP 9/00

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Class A, B, and C Shares should contact their financial adviser or call Delaware Investments at 800-523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800-510-4015.

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

SUB-ADVISER
Delaware Strategic Income Fund:
Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

---------------------------------------

DELAWARE GROUP INCOME FUNDS

---------------------------------------

DELAWARE CORPORATE BOND FUND
DELAWARE DELCHESTER FUND
DELAWARE EXTENDED DURATION BOND FUND
DELAWARE HIGH-YIELD OPPORTUNITIES FUND
DELAWARE STRATEGIC INCOME FUND

A CLASS
B CLASS
C CLASS
INSTITUTIONAL CLASS
---------------------------------------



PART B

STATEMENT OF
ADDITIONAL INFORMATION


---------------------------------------
SEPTEMBER 29, 2000


                                                                    DELAWARE(SM)
                                                                    INVESTMENTS
                                                                    -----------

                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 29, 2000

                          DELAWARE CORPORATE BOND FUND
                            DELAWARE DELCHESTER FUND
                      DELAWARE EXTENDED DURATION BOND FUND
                     DELAWARE HIGH-YIELD OPPORTUNITIES FUND
                         DELAWARE STRATEGIC INCOME FUND

                   1818 Market Street, Philadelphia, PA 19103

                 For Prospectus, Performance and Information on
                  Existing Accounts of Class A Shares, Class B
                           Shares and Class C Shares:
                             Nationwide 800-523-1918

         For more information about Institutional Classes: 800-510-4015

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Income Funds ("Income Funds"), a Delaware Business Trust, is a professionally-managed mutual fund of the series type which currently offers five series of shares: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes"). Each Fund also offers an institutional class (collectively, the "Institutional Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for the Funds September 29, 2000, as they may be amended from time to time. Part B should be read in conjunction with the Class' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from each Fund's Annual Report into this Part B. The Annual Reports will accompany any request for Part B. The Annual Reports can be obtained, without charge, by calling 800-523-1918.

------------------------------------------------- -------- ----------------------------------------------------------------- -------
TABLE OF CONTENTS
------------------------------------------------- -------- ----------------------------------------------------------------- -------
                                                    Page                                                                       Page
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Investment Objectives and Policies                         Dividends and Distributions
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Performance Information                                    Taxes
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Trading Practices and Brokerage                            Investment Management Agreement and Sub-Advisory Agreement
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Purchasing Shares                                          Officers and Trustees
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Investment Plans                                           General Information
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Determining Offering Price and Net Asset Value             Financial Statements
------------------------------------------------- -------- ----------------------------------------------------------------- -------
Redemption and Exchange                                    Appendix A -- Ratings
------------------------------------------------- -------- ----------------------------------------------------------------- -------
                                                           Appendix B--Investment Objectives of the Funds
                                                                    in the Delaware Investments Family
------------------------------------------------- -------- ----------------------------------------------------------------- -------

INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

         Fundamental Investment Restrictions--Each Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of more than 50% of the outstanding voting securities of the Fund, or 67% of the voting securities of that Fund present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

A Fund may not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions--In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds. "

         2. No Fund may invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

Following are additional non-fundamental investment restrictions for the Funds:

Delaware Delchester Fund

         1. Delaware Delchester Fund will not invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Delaware Delchester Fund will not invest for the purpose of acquiring control of any company.

         3. Delaware Delchester Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds, or an officer, trustee or partner of the Delaware Management Company (the "Manager") if, to the knowledge of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Delaware Delchester Fund will not invest in securities of other investment companies.

         5. Delaware Delchester Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.

         6. Delaware Delchester Fund will not sell short any security or property.

         7. Delaware Delchester Fund will not buy or sell commodities or commodity contracts.

         8. Delaware Delchester Fund will not borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         9. Delaware Delchester Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         10. Delaware Delchester Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such purchase at the time thereof would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         11. Delaware Delchester Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         12. No long or short positions on shares of the Fund may be taken by Income Fund's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         13. Delaware Delchester Fund will not invest more than 25% of its assets in any one particular industry.

         Although not a fundamental investment restriction, Delaware Delchester Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

Delaware Strategic Income Fund

         1. With respect to 75% of its total assets, Delaware Strategic Income Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (except obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities, and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware Strategic Income Fund will not make any investment in real estate. This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware Strategic Income Fund will not sell short any security or property.

         4. Delaware Strategic Income Fund will not buy or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon.

         5. Delaware Strategic Income Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies.

         6. Delaware Strategic Income Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware Strategic Income Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         8. Delaware Strategic Income Fund will not invest more than 25% of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware Strategic Income Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware Strategic Income Fund will not invest in securities of other investment companies, except that the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware Strategic Income Fund will not purchase or retain securities of a company which has an officer or director who is an officer or trustee of Income Funds or an officer, trustee or partner of the Manager if, to the knowledge of the Fund, one or more of such persons beneficially owns in the aggregate more than 5% thereof.

         12. Delaware Strategic Income Fund will not invest in the securities of companies which have a record of less than three years' continuous operation, including any predecessor company or companies, if such investment at the time of purchase would cause more than 5% of the total Fund assets to be invested in the securities of such company or companies.

         Although not a fundamental investment restriction, Delaware Strategic Income Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases. In addition, Delaware Strategic Income Fund currently does not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities, and the Fund may make margin payments as may be necessary in connection with the futures and options transactions described in the Fund's Prospectuses and this Part B.

Delaware High-Yield Opportunities Fund

         1. With respect to 75% of its total assets, Delaware High-Yield Opportunities Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Delaware High-Yield Opportunities Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Delaware High-Yield Opportunities Fund will not sell short any security or property.

         4. Delaware High-Yield Opportunities Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. Delaware High-Yield Opportunities Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         6. Delaware High-Yield Opportunities Fund will not make loans. However,
(i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Delaware High-Yield Opportunities Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Delaware High-Yield Opportunities Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Delaware High-Yield Opportunities Fund will not invest for the purpose of acquiring control of any company.

         10. Delaware High-Yield Opportunities Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Delaware High-Yield Opportunities Fund will not write, purchase or sell options, puts, calls or combinations thereof with respect to securities.

         12. Delaware High-Yield Opportunities Fund will not enter into futures contracts or options thereon.

         13. Delaware High-Yield Opportunities Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a trustee or officer of Income Funds or of the Manager if or so long as the trustees and officers of Income Funds and of the Manager together own beneficially more than 5% of any class of securities of such issuer.

         14. Delaware High-Yield Opportunities Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         15. Delaware High-Yield Opportunities Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

         The following provides additional information regarding the Funds' investment policies.

Delaware Delchester Fund
         In investing for income and safety of principal, Delaware Delchester Fund's emphasis in selection will be on securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The types of securities in which Delaware Delchester Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware Delchester Fund's objective by investing at least 80% of the Fund's assets at time of purchase in:

         1. Corporate Bonds. The Fund will invest in both rated and unrated bonds. Unrated bonds may be more speculative in nature than rated bonds; or

         2. Government Securities. Securities of, or guaranteed by, the U.S. government, its agencies or instrumentalities; or

         3. Commercial Paper. Commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by Standard & Poor's ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's") or similarly rated by other rating agencies.

         As a matter of practice, Delaware Delchester Fund has consistently invested more than 80% of its assets in such securities. The Fund may invest up to 20% of its assets in equity securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Additionally, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term obligations for an appreciable period of time when market conditions warrant and the Fund is anticipating higher interest rates. Currently, Delaware Delchester Fund's assets are invested primarily in unrated bonds and bonds rated BB or lower by S&P or Ba or lower by Moody's.

Delaware Strategic Income Fund

         The Manager will seek to achieve this objective by allocating the Fund's investments principally among the following three sectors of the fixed-income securities markets:

            (1) a High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities issued by U.S. companies;

            (2) an Investment Grade Sector, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

            (3) an International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.

         The Manager will determine the amount of assets of the Fund that will be allocated to each of the three sectors in which the Fund will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. The Manager will periodically reallocate the Fund's assets as it deems necessary, and as little as 20% and as much as 60% of the Fund's assets among sectors may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

Delaware High-Yield Opportunities Fund
         The types of securities in which Delaware High-Yield Opportunities Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve Delaware High-Yield Opportunities Fund's objective by investing at least 65% of the Fund's assets at time of purchase in corporate bonds rated BB or lower by S&P or Ba or lower by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         The Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         In addition to income-producing securities as described in the Prospectuses, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

         The types of securities in which each Fund invests are subject to price fluctuations particularly due to changes in interest rates and economic conditions. The Manager will seek to achieve each Fund's objective by investing in investment grade corporate bonds. Each Fund may also invest in corporate bonds rated BB by S&P or Ba by Moody's or similarly rated by other rating agencies, and in unrated bonds judged to be of comparable quality by the Manager. Unrated bonds may be more speculative in nature than rated bonds.

         Each Fund may also invest in securities of, or guaranteed by, the U.S. and foreign governments, their agencies or instrumentalities and commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated as described above or commercial paper rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or similarly rated by other rating agencies, and in unrated paper judged to be of comparable quality by the Manager.

         Appendix A - Ratings in this Part B describes the ratings of S&P and Moody's.

Duration
         Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

         Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

High-Yield, High Risk Securities
         Investing in so-called "high-yield" or "high risk" securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade securities, and which should be considered by investors contemplating an investment in the Funds. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. The risks include the following:

         A. Youth and Volatility of the High-Yield Market--Although the market for high-yield securities has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield securities, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield securities, an increase in the number of high-yield bond defaults and corresponding volatility in a Fund's net asset value.

         B. Liquidity and Valuation--The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying such securities for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on a Fund's ability to dispose of particular issues, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. Privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         C. Legislative and Regulatory Action and Proposals--There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues and could reduce the number of new high-yield securities being issued.

         Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may invest up to 20% of its net assets in securities rated BB by S&P or Ba by Moody's.

Zero Coupon and Pay-In-Kind Bonds
         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

         Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

         Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receive no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Foreign and Emerging Markets Securities
         Each Fund may invest in foreign and emerging markets securities. Investors should recognize that investing in foreign issuers, including issuers located in emerging market countries, involves certain considerations which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Delaware Strategic Income Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Delaware Strategic Income Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There are a number of risks involved in investing in foreign securities. For example, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses on profits.

         With respect to a Fund's investment in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of the foreign government and government-related debt securities in which Delaware Strategic Income Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by these Funds. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Funds invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Fund's manager or sub-adviser does not believe that any current registration restrictions would affect its decision to invest in such countries.

Foreign Currency Transactions
         The foreign investments made by Delaware Strategic Income Fund present currency considerations which pose special risks. Delaware International Advisers Ltd., the Fund's sub-adviser ("Sub-Adviser"), uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Delaware Strategic Income Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Delaware Strategic Income Fund will account for forward contracts by marking to market each day at daily exchange rates. When the Fund enters into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's assets denominated in such foreign currency, the Fund's custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contract. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of Delaware Strategic Income Fund's commitments with respect to such contract.

         Delaware Strategic Income Fund's use of forward foreign currency exchange contracts for hedging and other non-speculative purposes involves certain risks. For example, a lack of correlation between price changes of a forward contract and the assets being hedged could render Delaware Strategic Income Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the Sub-Adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, Delaware Strategic Income Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Further, forward contracts entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in forward contracts also involve risks arising from the lack of an organized exchange trading environment.

         Successful use by Delaware Strategic Income Fund of forward foreign currency exchange contracts for hedging and other non-speculative purposes is subject to the Sub-Adviser's ability to predict correctly the direction of movements in foreign currencies relative to the U.S. dollar. This requires different skills and techniques than predicting changes in the prices of individual securities.

Equity Securities
         Each Fund may invest in income-producing equity securities. In addition, the Delaware Delchester Fund may invest a portion of its assets in non-income producing equity securities and the Delaware High-Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Convertible Debt and Non-Traditional Equity Securities
         From time to time, a portion of Delaware Corporate Bond Fund's, Delaware Extended Duration Bond Fund's, Delaware High-Yield Opportunities Fund's and Delaware Strategic Income Fund's assets may be invested in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.

Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See High-Yield, High Risk Securities for a further discussion of these types of investments.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

When-Issued and Delayed Delivery Securities
         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Borrowing From Banks
         Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the SEC may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while a Fund has an outstanding borrowing.

Restricted/Illiquid Securities
         The Funds may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Funds obtaining a less favorable price on a resale. Each Fund will not purchase illiquid assets if more than 15% of its respective net assets (10% for Delaware Delchester Fund) would then consist of such illiquid securities.

         Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
         The Funds are permitted to invest in repurchase agreements, but they normally so only to invest cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate any loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of Income Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the Trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Interest Rate and Index Swaps
         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. A Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Funds may also engage in index swaps, also called total return swaps. In an index swap, a Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

          Swap transactions provide several benefits to the Funds. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of a fund is the weighted average of the durations of the fund's fixed income securities.

         If a Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the Fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Funds may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed-income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. A Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Funds to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Funds thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Funds will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of a Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount a Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that a Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, a Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which a Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Funds will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that a Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Funds will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Funds will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Options, Futures and Options on Futures

         Delaware Strategic Income Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes. Delaware Strategic Income Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. Delaware Strategic Income Fund will not, however, invest more than 15% of the value of its net assets in illiquid securities.

         Purchasing Call Options--Delaware Strategic Income Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Delaware Strategic Income Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Delaware Strategic Income Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Delaware Strategic Income Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Delaware Strategic Income Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by Delaware Strategic Income Fund may expire without any value to the Fund.

         Purchasing Put Options--Delaware Strategic Income Fund may invest up to 2% of its total assets in the purchase of put options. Delaware Strategic Income Fund will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by Delaware Strategic Income Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow Delaware Strategic Income Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, Delaware Strategic Income Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         Delaware Strategic Income Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         Futures and Options on Futures--Delaware Strategic Income Fund may enter into contract for the purchase or sale for future delivery of securities or foreign currencies. When the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when Delaware Strategic Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the U.S. government securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, Delaware Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, Delaware Strategic Income Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. government securities which Delaware Strategic Income Fund intends to purchase.

         If a put or call option that Delaware Strategic Income Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, Delaware Strategic Income Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. Delaware Strategic Income Fund will purchase a put option on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, Delaware Strategic Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if Delaware Strategic Income Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of U.S. government securities held in its portfolio and interest rates decrease instead, Delaware Strategic Income Fund will lose part or all of the benefit of the increased value of its U.S. government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell U.S. government securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Delaware Strategic Income Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, Delaware Strategic Income Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Although not fundamental policy, the Fund currently intends to limit its investments in futures contracts and options thereon to the extent that not more than 5% of the Funds assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

U.S. Government Securities
         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, the Tennessee Valley Authority and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         The maturities of such securities usually range from three months to thirty years. While such securities are guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause a Class' daily net asset value to fluctuate.

Short-Term Investments
         The short-term investments in which the Funds may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager;

         (4) U.S. government securities (see U.S. Government Securities); and

         (5) Repurchase agreements collateralized by securities listed above.

Unseasoned Companies

         Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Mortgage-Backed Securities

         Delaware Strategic Income Fund may invest in mortgage-backed securities, including GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

CMOs and REMICs

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the Securities and Exchange Commission to be investment companies, Delaware Strategic Income Fund will limit its investment in such securities in a manner consistent with the provisions of the 1940 Act.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which Delaware Strategic Income Fund may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund's net assets.

         The Fund may invest in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Fitch, or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Asset-Backed Securities

         The asset-backed securities in which Delaware Strategic Income Fund may invest must be rated in the four top rating categories by a nationally recognized statistical rating organization (e.g., BBB or better by S&P and Fitch, or Baa or better by Moody's). The receivables underlying asset-backed securities are typically securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities structured in this way that may be developed in the future.

         The rate of principal payment on asset-backed securities generally depends upon the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Investment Company Securities

         Any investments that Delaware Strategic Income Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

REITs
         REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as Income Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.

Concentration
         In applying a Fund's policy on concentration; (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectuses and this Part B for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                 P(1 + T)n = ERV

         Where: P  =   a hypothetical initial purchase order of $1,000 from
                       which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                T  =   average annual total return;

                n  =   number of years;

              ERV  =   Redeemable value of the hypothetical $1,000 purchase at
                       the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of each Class, as shown below, is the average annual total return quotations through July 31, 2000. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The average annual total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges.

         The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at July 31, 2000. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at July 31, 2000 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                                            Average Annual Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Class B        Class B       Class C       Class C
                                 Class A (1)    Class A (1)    Institutional   including      excluding     including     excluding
                                  at offer         at NAV          Class          CDSC          CDSC           CDSC          CDSC
Delaware                         (Inception      (Inception     (Inception     (Inception    (Inception     (Inception    (Inception
Delchester Fund (2)               8/20/70)        8/20/70)        6/1/92)       5/2/94)        5/2/94)      11/29/95)     11/29/95)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00              -16.17%         -11.93%        -11.70%       -15.74%        -12.57%       -13.36%       -12.57%
------------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00              -4.99%          -3.43%         -3.18%        -4.88%         -4.14%        -4.14%        -4.14%
------------------------------------------------------------------------------------------------------------------------------------
5 years ended 7/31/00               1.75%           2.73%          2.99%         1.71%          1.97%           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
10 years ended 7/31/00              6.92%           7.43%          7.70%           N/A            N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
15 years ended 7/31/00              7.63%           7.98%          8.21%           N/A            N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        8.29%           8.47%          8.58%         2.51%          2.51%         1.68%         1.68%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Class B        Class B       Class C       Class C
                                   Class A        Class A      Institutional   including      excluding     including     excluding
                                  at offer         at NAV          Class          CDSC          CDSC           CDSC          CDSC
Delaware                         (Inception      (Inception     (Inception     (Inception    (Inception     (Inception    (Inception
Strategic Income Fund(2)          10/1/96)        10/1/96)       10/1/96)       10/1/96)      10/1/96)       0/1/96)       10/1/96)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00               -7.25%          -2.67%         -2.45%        -7.18%         -3.63%        -4.30%        -3.41%
------------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00              -1.41%           0.18%          0.40%        -1.40%         -0.62%        -0.55%        -0.55%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        1.41%           2.69%          2.93%         1.32%          1.90%         1.96%         1.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Class B        Class B       Class C       Class C
                                   Class A        Class A      Institutional   including      excluding     including     excluding
                                  at offer         at NAV          Class          CDSC          CDSC           CDSC          CDSC
Delaware High-Yield              (Inception      (Inception     (Inception     (Inception    (Inception     (Inception    (Inception
Opportunities Fund(2)             12/30/96)      12/30/96)       12/30/96)      2/17/98)      2/17/98)       2/17/98)      2/17/98)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00               -1.71%           3.28%          3.61%        -1.17%          2.62%         1.66%         2.61%
------------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00               2.87%           4.58%          4.85%           N/A            N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        5.40%           6.81%          7.04%        -0.59%          0.42%         0.41%         0.41%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Class B        Class B       Class C       Class C
                                   Class A        Class A      Institutional   including      excluding     including     excluding
                                  at offer         at NAV          Class          CDSC          CDSC           CDSC          CDSC
Delaware                         (Inception      (Inception     (Inception     (Inception    (Inception     (Inception    (Inception
Corporate Bond Fund(2)            9/15/98)        9/15/98)       9/15/98)       9/15/98)       9/15/98)      9/15/98)      9/15/98)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00               -1.98%           2.85%          3.12%        -1.75%          2.09%         1.14%         2.10%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund                       -1.23%           1.32%          1.57%        -1.34%          0.63%         0.64%         0.64%
------------------------------------------------------------------------------------------------------------------------------------
                                                                Average Annual Total Return
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B       Class B       Class C       Class C
                                   Class A        Class A      Institutional   including      excluding      including     excluding
Delaware                          at offer         at NAV         Class          CDSC           CDSC           CDSC          CDSC
Extended Duration                (Inception      (Inception     (Inception     (Inception    (Inception     (Inception    (Inception
Bond Fund(2)                      9/15/98)        9/15/98)       9/15/98)       9/15/98)      9/15/98)       9/15/98)      9/15/98)
------------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00               -2.83%           2.08%          2.34%        -2.48%          1.32%         0.37%         1.32%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund                       -2.86%          -0.35%         -0.13%        -3.00%         -1.08%        -1.00%        -1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Total return reflects voluntary expense limitations in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement and Sub-Advisory Agreement for the limitation in effect for each Fund.

         Each Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b         6
                         YIELD = 2[(-------- + 1) --- 1]
                                            Cd

         Where: a = dividends and interest earned during the period;

                b = expenses accrued for the period (net of reimbursements);

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares of each Fund as of July 31, 2000 using this formula were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                               Class A Shares       Class B Shares       Class C Shares       Institutional
-------------------------------------------------------------------------------------------------------------------------------
Delaware Delchester Fund                           11.65%               11.48%               11.48%              12.53%
-------------------------------------------------------------------------------------------------------------------------------
Delaware Strategic Income Fund                      8.99%                8.71%               8.68%                9.74%
-------------------------------------------------------------------------------------------------------------------------------
Delaware High-Yield Opportunities Fund              9.97%                9.77%               9.79%               10.77%
-------------------------------------------------------------------------------------------------------------------------------
Delaware Corporate Bond Fund                        7.45%                7.07%               7.07%                8.08%
-------------------------------------------------------------------------------------------------------------------------------
Delaware Extended Duration Bond Fund                7.74%                7.34%               7.34%                8.39%
-------------------------------------------------------------------------------------------------------------------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for each Fund reflect the expense limitations in effect for the Fund (see Investment Management Agreement and Sub-Advisory Agreement for expense limitations in effect for the Funds). Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of a Fund in the future.

         Investors should note that the income earned and dividends paid by a Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of a Fund may change. Unlike money market funds, each Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, each Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, Treasury bills and shares of that Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Fund and may illustrate how to find the listings of that Fund in newspapers and periodicals. Materials may also include discussions of other Fund products and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. Each Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Funds through July 31, 2000. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but is also shown without reflecting the impact on any front-end sales charge. Total return shown for the Delaware Delchester Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges and asset based charges. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                    Cumulative Total Return
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B      Class B      Class C       Class C
                                 Class A (1)    Class A (1)    Institutional    including    excluding    including     excluding
                                  at offer         at NAV          Class          CDSC         CDSC          CDSC         CDSC
Delaware                         (Inception      (Inception      (Inception    (Inception   (Inception    (Inception   (Inception
Delchester Fund(2)                8/20/70)        8/20/70)        6/1/92)        5/2/94)      5/2/94)     11/29/95)     11/29/95)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
3 months ended 7/31/00              -6.54%          -1.87%          -1.80%       -5.87%       -2.06%        -3.01%       -2.06%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 7/31/00             -12.08%          -7.69%          -7.57%      -11.53%       -8.02%        -8.90%       -8.02%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 7/31/00             -11.18%          -6.82%          -6.64%      -10.77%       -7.33%        -8.19%       -7.33%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00               -16.17%         -11.93%         -11.70%      -15.74%      -12.57%       -13.36%      -12.57%
---------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00              -14.25%          -9.94%          -9.25%      -13.92%      -11.92%       -11.92%      -11.92%
---------------------------------------------------------------------------------------------------------------------------------
5 years ended 7/31/00                9.04%          14.42%          15.88%        8.86%       10.26%           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
10 years ended 7/31/00              95.22%         104.82%         109.95%          N/A          N/A           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
15 years ended 7/31/00             201.48%         216.54%         226.42%          N/A          N/A           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                       985.58%        1040.15%        1075.72%       16.77%       16.77%         8.10%        8.10%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B      Class B      Class C       Class C
                                   Class A        Class A      Institutional    including    excluding    including     excluding
                                  at offer         at NAV          Class          CDSC         CDSC          CDSC         CDSC
Delaware                         (Inception      (Inception      (Inception    (Inception   (Inception    (Inception   (Inception
Strategic Income Fund(2)          10/1/96)        10/1/96)        10/1/96)      10/1/96)     10/1/96)      10/1/96)     10/1/96)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3 months ended 7/31/00              -3.57%           1.29%           1.12%       -3.09%        0.86%         0.10%        1.09%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 7/31/00              -5.82%          -1.08%          -0.98%       -5.45%       -1.68%        -2.40%       -1.46%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 7/31/00              -5.44%          -0.77%          -0.62%       -5.26%       -1.56%        -2.27%       -1.34%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00                -7.25%          -2.67%          -2.45%       -7.18%       -3.63%        -4.30%       -3.41%
---------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00               -4.17%           0.54%           1.21%       -4.13%       -1.86%        -1.65%       -1.65%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                         5.52%          10.70%          11.70%        5.14%        7.49%         7.72%        7.72%
---------------------------------------------------------------------------------------------------------------------------------

                                                      Cumulative Total Return
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B      Class B      Class C       Class C
                                   Class A        Class A      Institutional    including    excluding    including     excluding
                                  at offer         at NAV          Class          CDSC         CDSC          CDSC         CDSC
Delaware High-Yield              (Inception      (Inception      (Inception    (Inception   (Inception    (Inception   (Inception
Opportunities Fund(2)             12/30/96)      12/30/96)       12/30/96)      2/17/98)     2/17/98)      2/17/98)     2/17/98)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
3 months ended 7/31/00              -3.02%           1.76%           1.84%       -2.41%        1.58%         0.58%        1.58%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 7/31/00              -4.54%           0.19%           0.33%       -3.98%       -0.14%        -1.10%       -0.14%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 7/31/00               1.01%           5.98%           6.23%        1.49%        5.47%         4.47%        5.46%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00                -1.71%           3.28%           3.61%       -1.17%        2.62%         1.66%        2.61%
---------------------------------------------------------------------------------------------------------------------------------
3 years ended 7/31/00                8.86%          14.38%          15.26%          N/A          N/A           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        20.81%          26.74%          27.71%       -1.44%        1.04%         1.01%        1.01%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Class B      Class B      Class C       Class C
                                 Class A        Class A      Institutional    including    excluding    including     excluding
                                at offer         at NAV          Class          CDSC         CDSC          CDSC         CDSC
Delaware                       (Inception      (Inception      (Inception    (Inception   (Inception    (Inception   (Inception
Corporate Bond Fund(2)          9/15/98)        9/15/98)        9/15/98)      9/15/98)     9/15/98)      9/15/98)     9/15/98)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3 months ended 7/31/00              -2.24%           2.62%           2.70%       -1.56%        2.44%         1.44%        2.44%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 7/31/00              -3.16%           1.72%           1.86%       -2.57%        1.36%         0.38%        1.36%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 7/31/00              -2.19%           2.70%           2.91%       -1.76%        2.14%         1.17%        2.14%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00                -1.98%           2.85%           3.12%       -1.75%        2.09%         1.14%        2.10%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        -2.30%           2.50%           2.98%       -2.50%        1.19%         1.20%        1.20%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class B      Class B      Class C       Class C
                                   Class A        Class A      Institutional    including    excluding    including     excluding
Delaware                          at offer         at NAV          Class          CDSC         CDSC          CDSC         CDSC
Extended Duration                (Inception      (Inception      (Inception    (Inception   (Inception    (Inception   (Inception
Bond Fund(2)                      9/15/98)        9/15/98)        9/15/98)      9/15/98)     9/15/98)      9/15/98)     9/15/98)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3 months ended 7/31/00              -1.88%           2.98%           3.05%       -1.21%        2.79%         1.79%        2.79%
---------------------------------------------------------------------------------------------------------------------------------
6 months ended 7/31/00              -3.19%           1.66%           1.79%       -2.64%        1.28%         0.31%        1.29%
---------------------------------------------------------------------------------------------------------------------------------
9 months ended 7/31/00              -2.92%           1.87%           2.07%       -2.56%        1.30%         0.34%        1.31%
---------------------------------------------------------------------------------------------------------------------------------
1 year ended 7/31/00                -2.83%           2.08%           2.34%       -2.48%        1.32%         0.37%        1.32%
---------------------------------------------------------------------------------------------------------------------------------
Life of Fund                        -5.31%          -0.66%          -0.24%       -5.56%       -2.01%        -1.87%       -1.87%
---------------------------------------------------------------------------------------------------------------------------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Total return reflects expense limitations in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement and Sub-Advisory Agreement for the limitation in effect for each Fund.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                          Number of
                         Investment       Price Per        Shares
                           Amount           Share         Purchased
         Month 1            $100            $10.00            10
         Month 2            $100            $12.50             8
         Month 3            $100             $5.00            12
         Month 4            $100            $10.00            10
         -----------------------------------------------------------
                            $400            $37.50            48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE
         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, a Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the

Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective. Portfolio transactions will be undertaken only to accomplish a Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or
(4) when the Manager anticipates a decline in value due to market risk or credit risk. Each Fund anticipates that its annual portfolio turnover may exceed 100%.





         During the past two fiscal years, each Fund's portfolio turnover rates were as follows:

                                                                    July 31,


                                                                2000       1999

       Delaware Delchester Fund                                  82%        85%

       Delaware Strategic Income Fund                           127%       156%

       Delaware High-Yield Opportunities Fund                   396%       382%

       Delaware Corporate Bond Fund (1)                         118%       175%*

       Delaware Extended Duration Bond Fund (1)                 115%       201%*


(1)    Date of initial public offering was September 15, 1998.
*      Annualized.

         Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's classes of shares, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Income Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments family, the Manager or any of the its affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Income Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Income Funds reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interests. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted Conduct Rules, as amended, relating to investment company sales charges. Income Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued in the case of Class A Shares or Institutional Class shares, unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Income Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund, pursuant to Board action) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waivers of Contingent Deferred Sales Charge-- under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.


         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.


         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Income Funds has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and the Funds' Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Income Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive the distribution fees with respect to Delaware Delchester Fund and Delaware High-Yield Opportunities Fund to the extent such fee for any day exceeds the net investment income realized by such Funds' respective Class A, Class B and Class C Shares for such day.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Delchester Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Delchester Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Delchester Fund A Class that were originally purchased prior to June 1, 1992 in Delchester I class (which was converted into what is now referred to as Class A Shares on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of Delchester I class), and (ii) the amount obtained by multiplying 0.30% by the average daily net assets represented by all other Delaware Delchester Fund A Class shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Delchester Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Delchester Fund A Class, regardless of whether they originally purchased or received shares in Delchester I class, or in one of the other classes that is now known as Class A Shares, will bear 12b-1 expenses at the same rate. In addition, pursuant to Board action, the maximum aggregate fee payable by Class A Shares of Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Income Fund is 0.25%. While this describes the current basis for calculating the fees which will be payable under the Delaware Corporate Bond Fund A Class', Delaware Delchester Fund A Class', Delaware Extended Duration Bond Fund A Class' and Delaware Strategic Income Fund A Class' Plans, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, have all been approved by the Board of Trustees of Income Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Income Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of Class B of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Income Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Income Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended July 31, 2000, payments from Class A Shares, Class B Shares and Class C Shares of the Delaware Delchester, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund are shown below. The Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund had no 12b-1 fees payments.




------------------------------------------------------------------------------------------------------------------------------------
                           Delaware Delchester Fund       Delaware High-Yield Opportunities Fund    Delaware Strategic Income Fund
                      ----------------------------------- --------------------------------------- ----------------------------------
                         Class A     Class B     Class C       Class A     Class B     Class C      Class A     Class B     Class C
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Advertising                 $333           --          --           $5           --            --         --          --          --
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Annual/Semi Annual       $16,946        $929                    $2,901                    $162                                  $19
Reports
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Broker Trails         $1,526,538    $733,440    $283,272       $19,546     $18,952      $9,192      $38,025     $43,462     $36,998
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Broker Sales Charges           --   $796,787     $51,080             --    $34,865      $8,916            --    $43,420     $15,816
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Dealer Service
Expenses                       --          --          --            --          --            --         --          --          --
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Interest on Broker             -- $1,235,115        $855             --    $17,470             --         --    $76,542        $260
Sales Charges
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Salary &                 $85,255     $71,468           --       $7,856      $3,481        $887       $1,312      $7,590      $1,296
Commissions to
Wholesalers
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Promotional- Broker      $15,649     $10,733           --         $222           --            --         --          --          --
Meetings
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Promotional-Other        $90,140      $4,228           --      $11,266           --        $10            --          --          --
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Prospectus Printing      $22,899        $533           --       $1,052           --            --         --          --          --
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Telephone                     --          --           --           --           --            --         --          --          --
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Other                   $101,716     $49,484           --         $240           --       $336            --       $361         $83
--------------------- ----------- ----------- ----------- ------------- ----------- ------------- ---------- ----------- -----------
Total                 $1,859,476  $2,902,717    $335,207       $43,088     $74,768     $19,503      $39,337    $171,375     $54,472
------------------------------------------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


        Current and former officers, trustees/directors and employees of Income Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.


        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares of each Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented in writing to Retirement Financial Services, Inc. that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

       Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Income Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Income Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other funds in the Delaware Investments family which offer corresponding classes of shares may also be aggregated for this purpose.


Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any

Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.


         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).


Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $60,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $40,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement investment accounts of Delaware Investments if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.


         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.


The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         The Institutional Class of each of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund is also available for purchase by clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs.

         Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Funds in the Delaware Investments Family
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments family, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Investments family may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Income Funds for proper instructions.

MoneyLine(SM) On Demand
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Investments family through the Wealth Builder Option.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in the funds in the Delaware Investments family using the Asset Planner asset allocation service, you should complete a Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in funds in the Delaware Investments family. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

         Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) deferred compensation plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans and 403(b) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25 regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares. See Institutional Classes, above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $32,000 ($52,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $52,000 and $62,000, and for single individuals with incomes between $32,000 and $42,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. The $2,000 annual limit is reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of a Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.


Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is not required.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, will be included in the Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, for all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Income Funds' 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that may be allocable to each Class of a Fund, the dividends paid to each Class of the Fund may vary. The net asset value per share of each Class of a Fund is expected to be equivalent.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal income tax purposes. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Income Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed during the first two years following purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; (v) and 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
        You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
        You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above and in the Prospectuses. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
        You or your investment dealer may request redemptions of your Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Timing Accounts
        Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although a Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that Retirement Financial Services, Inc. has product participation agreement with the sponsor of alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends, if any, are declared each day the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund are open and paid monthly. Net investment income earned on days when the respective Fund is not open will be declared as a dividend on the next business day. Dividends, if any, for the Delaware Delchester Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund are declared and paid monthly. Capital gains, if any, are paid twice a year.

         Purchases of shares of the respective Fund by wire begin earning dividends when converted into Federal Funds and are available for investment, normally the next business day after receipt. However, if the respective Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the respective Fund. Income Funds reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Each Class of shares of a Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends and any realized securities profits distributions are automatically reinvested in additional shares of the same Class of the respective Fund at net asset value, unless, in the case of shareholders of the Fund Classes, an election to receive dividends in cash has been made. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

         If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. It may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any MoneyLine
(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

         Any distributions from net realized securities profits will be made twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Code. Such distributions will be reinvested in shares, unless the shareholders of the Fund Classes elect to receive them in cash. The Funds will mail a quarterly statement showing the dividends paid and all the transactions made during the period.

TAXES

         It is each Fund's policy to pay out substantially all net investment income and net realized gains to relieve each Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Funds intend to meet the requirements each year. The Funds also intend to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         The Funds have no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Funds intend to offset realized securities profits to the extent of the capital losses carried forward. Each Fund had an accumulated capital loss carryforward of the amounts listed below at July 31, 2000 which for federal income tax purposes may be carried forward and applied against future capital gains.

--------------------------------------------------- ---------------------
Delaware Corporate Bond Fund                        $1,704,753
--------------------------------------------------- ---------------------
Delaware Delchester Fund                            $249,908,324
--------------------------------------------------- ---------------------
Delaware Extended Duration Bond Fund                $2,232,330
--------------------------------------------------- ---------------------
Delaware High-Yield Opportunities Fund              $1,069,936
--------------------------------------------------- ---------------------
Delaware Strategic Income Fund                      $4,111,328
--------------------------------------------------- ---------------------

Delaware Corporate Bond Fund's capital loss carryforward expires as follows:
2008--$1,704,753. Delaware Delchester Fund's capital loss carryforward expires as follows: 2002--$3,628,131, 2003--$87,593,579 and 2007--$10,982,838 and
2008--$147,703,776. Delaware Extended Duration Bond Fund's capital carryforward expires as follows: 2008--$2,232,330. Delaware High-Yield Opportunities Fund's capital loss carryforward expires as follows: 2007--$65,503 and 2008--$1,004,433. Delaware Strategic Income Fund's capital carryforward expires as follows: 208--$4,11,328.

         Distributions of net investment income and short-term realized securities profits are taxable as ordinary income to shareholders. Since the major portion of Delaware Corporate Bond Fund's, Delaware Delchester, Delaware Extended Duration Bond Fund's and Delaware High-Yield Opportunities Fund's investment income is derived from interest rather than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. It is expected that either none or a nominal portion of Delaware Strategic Income Fund's dividends will be eligible for the dividends-received deduction. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, for federal income tax purposes, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Long-term capital gains distributions are not eligible for the dividends-received exclusion. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. Shares of the Funds are exempt from Pennsylvania county personal property taxes.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. Each Fund's portfolio securities had an unrealized net depreciation for tax purposes as follows as of July 31, 2000.

---------------------------------------------------  --------------------
Delaware Corporate Bond Fund                                  $1,836,372
---------------------------------------------------  --------------------
Delaware Delchester Fund                                    $103,128,996
---------------------------------------------------  --------------------
Delaware Extended Duration Bond Fund                          $3,892,519
---------------------------------------------------  --------------------
Delaware High-Yield Opportunities Fund                          $894,953
---------------------------------------------------  --------------------
Delaware Strategic Income Fund                                $3,122,642
---------------------------------------------------  --------------------

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": gains on securities sold by a Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

       Shareholders will be notified annually by Income Funds as to the federal income tax status of dividends and distributions paid by the Fund.

       The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT


         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of Income Funds.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On July 31, 2000, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $25,199,290,000) and investment company ($19,329,060,000) accounts.

         The Investment Management Agreement for the Funds is dated September 29, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Income Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

The management fee rate schedule for each Fund is as follows:


         ---------------------------------------- ---------------------------------------------
         Fund Name                                          Management Fee Schedule
                                                     (as a percentage of average daily net
                                                                    assets)
                                                                  Annual Rate
         ---------------------------------------- ---------------------------------------------
         Delaware Corporate Bond Fund             0.50% on first $500 million
                                                  0.475% on next $500 million
                                                  0.45% on next $1,500 million
                                                  0.425% on assets in excess of $2,500 million
         ---------------------------------------- ---------------------------------------------
         Delaware Delchester Fund                 0.65% on first $500 million
                                                  0.60% on next $500 million
                                                  0.55% on next $1,500 million
                                                  0.50% on assets in excess of $2,500 million
         ---------------------------------------- ---------------------------------------------
         Delaware Extended Duration Bond Fund     0.55% on first $500 million
                                                  0.50% on next $500 million
                                                  0.45% on next $1,500 million
                                                  0.425% on assets in excess of
                                                  $2,500 million
         ---------------------------------------- ---------------------------------------------
         Delaware High-Yield Opportunities Fund   0.65% on first $500 million
                                                  0.60% on next $500 million
                                                  0.55% on next $1,500 million
                                                  0.50% on assets in excess of $2,500 million
         ---------------------------------------- ---------------------------------------------
         Delaware Strategic Income Fund           0.65% on first $500 million
                                                  0.60% on next $500 million
                                                  0.55% on next $1,500 million
                                                  0.50% on assets in excess of $2,500 million
         ---------------------------------------- ---------------------------------------------

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.75% of average daily net assets during the commencement of the public offering of the Fund through June 30, 1999. The Manager contracted to waive fees and pay expenses of Delaware Strategic Income Fund from July 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware High-Yield Opportunities Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 1.00% of average daily net assets from April 12, 1999 through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware High-Yield Opportunities Fund from October 1, 1999 through September 30, 2001 in order to prevent the Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and to pay certain expenses of the Funds to the extent necessary to ensure that the total operating expenses each Fund (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annual basis, 0.55% during the commencement of the public offering of the Funds through September 30, 1999. The Manager has contracted to waive fees and pay expenses of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund from October 1, 1999 through September 30, 2001 in order to prevent each Fund's total operating expenses (exclusive of any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Delchester Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 0.90% (exclusive 12b-1 plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) during the period June 1, 2000 through November 30, 2000.

         On July 31, 2000, the total net assets of Income Funds were $932,059,082, broken down as follows:

         Delaware Corporate Bond Fund                                $60,231,677
         Delaware Delchester Fund                                   $747,986,627
         Delaware Extended Duration Bond Fund                        $64,466,453
         Delaware High-Yield Opportunities Fund                      $27,506,639
         Delaware Strategic Income Fund                              $31,867,686

         On July 31, 2000, the total net assets for each Fund and investment management fees paid for each Fund for the past three fiscal years were as follows:

       Fund                                         July 31, 2000         July 31, 1999         July 31, 1998
       ----                                         -------------         -------------         -------------
       Delaware Corporate Bond Fund(1)              $298,016 earned       $175,448 earned       N/A
                                                    $19,331 paid          $10,850 paid          N/A
                                                    $278,685 waived       $164,598 waived       N/A

       Delaware Delchester Fund                     $6,209,644 earned     $8,019,247 paid       $8,245,496 paid
                                                    $5,962,747 paid
                                                    $246,897 waived

       Delaware Extended Duration Bond Fund(1)      $333,632 earned       $178,398 earned       N/A
                                                    $70,733 paid          $24,290 paid          N/A
                                                    $262,899 waived       $154,108 waived       N/A

       Delaware High-Yield Opportunities Fund       $177,604 earned       $ 131,019 earned      $70,555 earned
                                                    $104,175 paid         $4,056 paid           $28,057 paid
                                                    $73,429 waived        $126,963 waived       $42,498 waived

       Delaware Strategic Income Fund               $254,595 earned       $307,418 earned       $212,472 earned
                                                    $-0- paid             $49,230 paid          $-0- paid
                                                    $254,595 waived       $258,188 waived       $212,472 waived

         (1) Commenced operations on September 15, 1998.

         The Manager has entered into a Sub-Advisory Agreement with Delaware International Advisers Ltd. (the "Sub-Adviser") on behalf of Delaware Strategic Income Fund. Subject to the overall supervision of the Manager, the Sub-Adviser manages the international sector of Delaware Strategic Income Fund's portfolio and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to the Manager, the Manager pays the Sub-Adviser a fee equal to one-third of the investment management fees paid to the Manager under the terms of the Investment Management Agreement. For the fiscal years ended July 31, 1999 and 2000, no fees were paid to the Sub-Adviser as a result of the waiver of fees by the Manager.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Funds. The Manager pays the salaries of all trustees, officers and employees of each Fund who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor for the Funds under Distribution Agreements dated September 29, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated September 29, 1999. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Income Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Income Funds hold identical positions in each of the other funds available from the Delaware Investments family. As of August 31, 2000, the Trust's officers and trustees, as a group, owned less than 1% of each of the Institutional Class, Class A Shares, B Shares and C Shares of Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware Strategic Opportunities Fund. As of August 31, 2000, The Trust's officers and trustees, as a group, owned approximately 1.08% of the Class A Shares Delaware High-Yield Opportunities Fund and less than 1% of the Class B Shares, Class C Shares and Institutional Class Shares of Delaware High-Yield Opportunities Fund.

         As of August 31, 2000, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, and Institutional Class Shares of each Fund. With the exception of Delaware Management Company Employee Profit Sharing Trust, Management does not have knowledge of beneficial owners. As of August 31, 2000, no one account held 25% or more of the outstanding shares of Income Funds.


Class                            Name and Address of Account                       Share Amount       Percentage
-----                            ---------------------------                       ------------       ----------
Delaware Corporate Bond Fund B   Merrill Lynch, Pierce, Fenner, & Smith             116,258.170          27.04%
Class                            Attn: Fund Administration SEC #97YN7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

                                 Raymond James & Associates Inc.                     37,425.970           8.70%
                                 Geoffrey Ryan IRA
                                 2102 North Bissell Street
                                 Chicago, IL 60614-4202

Delaware Corporate Bond Fund C   Merrill Lynch, Pierce, Fenner, & Smith              31,197.350          44.42%
Class                            Attn: Fund Administration SEC #97YN8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

                                 NFSC FEBO # 147-490946                               8,119.890          11.56%
                                 FMT CO Custodian Roll IRA
                                 FBO Edward H. Hildebrand
                                 6042 Fisher Drive
                                 Narvon, PA 17555-9634

                                 DMTC C/F The Rollover IRA of                         6,355.140           9.05%
                                 Samuel Fiantago
                                 1320 Tiana Place
                                 Santa Ynez, CA 93460-9608

Delaware Delchester Fund B       Merrill Lynch, Pierce, Fenner, & Smith           5,465,026.600          11.80%
Class                            Attn: Fund Administration SEC #97D22
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484



Class                            Name and Address of Account                       Share Amount       Percentage
-----                            ---------------------------                       ------------       ----------
Delaware Delchester Fund C       Merrill Lynch, Pierce, Fenner, & Smith           2,161,948.440          28.66%
Class                            Attn: Fund Administration SEC #97D22
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

Delaware Delchester Fund         Nationwide Life Insurance Company                1,602,657.480          35.70%
Institutional Class              Nationwide QPVA
                                 c/o IPO Portfolio Accounting
                                 PO Box 182029
                                 Columbus, OH 43218-2029

                                 Bear Sterns Securities Corporation               1,270,570.650          28.31%
                                 FBO 220-47681-19
                                 1 Metrotech Center North
                                 Brooklyn, NY 11201-3870

                                 RS DMC Employee Profit Sharing Plan                391,934.100           8.73%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638

                                 Chase Manhattan Bank C/F                           235,005.200           5.23%
                                 Delaware Group Foundation FD-Income Portfolio
                                 Attn: Marisol Gordon-Global Inv. Service
                                 3 Metrotech Center 8th Floor
                                 Brooklyn, NY 11201-3800

Delaware Extended Duration       NFSC FEBO # APD-585505                              26,464.650           6.67%
Bond Fund A Class                Rose E Rodriguez Ttee
                                 Rose E Rodriguez Revocable Trust
                                 U/A 6/22/99
                                 6606 Forsythia Street
                                 Springfield, VA 22150-1101

                                 NFSC FEBO # APD-594253                              25,301.610           6.38%
                                 NFSC/FMTC IRA
                                 FBO Elsie A. Billy
                                 10 Logo Vista
                                 Dana Point, CA 92629-3124

                                 DMTC Custodian for the IRA of                       22,269.930           5.61%
                                 Evan H. Prosser
                                 29 Garfield Avenue
                                 Linwood, NJ 08221-1411

                                 NFSC FEBO # APD-186589                              21,061.610           5.31%
                                 Jean S. Comly
                                 4801 Northwest Boca Raton Blvd.
                                 Apt. 106
                                 Boca Raton, FL 33431-4806


Class                            Name and Address of Account                       Share Amount       Percentage
-----                            ---------------------------                       ------------       ----------
Delaware Extended Duration       Merrill Lynch, Pierce, Fenner, & Smith              39,094.820          38.29%
Bond Fund B Class                Attn: Fund Administration SEC #97YJ5
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

                                 NFSC FEBO # APX-963011                              13,159.590          12.88%
                                 NFSC/FMTC IRA
                                 FBO Roger H. Eckblom
                                 19331 Oak Crossing Road
                                 Newhall, CA 91321-1458

                                 NFSC FEBO # APX-958719                               7,310.870           7.16%
                                 NFSC/FMTC IRA Rollover
                                 FBO Michael L. McMullen
                                 12011 West 66th Street
                                 Shawnee Mission, KS 66216-2763

                                 NFSC FEBO # APW-308200                               7,119.380           6.97%
                                 NFSC/FMTC IRA FBO Francis William Dingley PO
                                 Box 894 Mont Belvieu, TX 77580-0894

                                 Wachovia Securities Incorporated                     6,212.800           6.08%
                                 FBO 313-08820.16
                                 PO Box 1220
                                 Charlotte, NC 28201-1220

Delaware Extended Duration       NFSC FEBO # APX-721336                               4,603.450          25.77%
Bond Fund C Class                NFSC/FMTC IRA Rollover
                                 FBO Thomas E Mankin II
                                 43684 Russell Road
                                 Pomeroy, OH 45769-9552

                                 NFSC FEBO # APX-719579                               3,674.390          20.57%
                                 NFSC/FMTC IRA Rollover
                                 FBO Keith D. Chaffe
                                 39544 SR 7
                                 Reedsville, OH 45772

                                 NFSC FEBO # BRT-319651                               2,178.360           12.19
                                 Pauline B. Miklovic Ttee
                                 Pauline B. Miklovic Revocable Trust
                                 U/A 2/10/99
                                 7929 Harlan
                                 St. Louis, MO 63123-2821

                                 Merrill Lynch, Pierce, Fenner, & Smith               2,153.700          12.05%
                                 Attn: Fund Administration SEC #97YN5
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

Class                            Name and Address of Account                       Share Amount       Percentage
-----                            ---------------------------                       ------------       ----------
                                 Romano Rosaspina                                     1,890.720          10.58%
                                 Yolanda Rosaspina JT WROS
                                 22 Churchhill Road
                                 Cresskill, NJ 07626-1604

                                 NFSC FEBO # APX-549819                               1,235.560           6.91%
                                 Janet E. Coleman
                                 2001 Kingsbridge Way
                                 Oxnard, CA 93035-3751

Delaware High-Yield              Millerbernd Manufacturing Company                  177,031.480           5.46%
Opportunities Fund               Retirement Account
A Class                          PO Box 98
                                 Winsted, MN 55395-0098

Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith             516,682.130          24.73%
Opportunities Fund               Attn: Fund Administration
B Class                          4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

Delaware High-Yield              Merrill Lynch, Pierce, Fenner, & Smith             171,783.990          34.46%
Opportunities Fund               Attn: Fund Administration
C Class                          4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

                                 Thomas L. Bittenbender                              89,289.140          17.91%
                                 538 Springclub Drive
                                 Altamonte Springs, FL 32714-5911

                                 Raymond James & Associates Inc.                     32,655.350           6.55%
                                 Duncan Fife and Dale Fife JT WORS
                                 632 Teal Street
                                 San Mateo, CA 94404-1325

Delaware High-Yield              DMTC c/f The Rollover IRA of                           530.530          64.06%
Opportunities Fund               Gina Lubert
Institutional Class              28680 Brush Canyon Drive
                                 Yorba Linda, CA 9288-6404

                                 DMTC c/f The Rollover IRA of                           154.900          18.70%
                                 Kevin Downing
                                 4851 Spyglass Drive
                                 Broomfield, CO 80020-4034

                                 DMTC c/f The Rollover IRA of                           128.720          15.54%
                                 Kristi Stoiles
                                 2231 Hermosa Avenue Apt. 1
                                 Hermosa Beach, CA 90254-2528

Delaware Strategic Income Fund   Merrill Lynch, Pierce, Fenner, & Smith             314,575.480           9.53%
B Class                          Attn: Fund Administration SEC#97LM7
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484


Class                            Name and Address of Account                       Share Amount       Percentage
-----                            ---------------------------                       ------------       ----------
Delaware Strategic Income Fund   Merrill Lynch, Pierce, Fenner, & Smith              71,915.390           7.15%
C Class                          Attn: Fund Administration SEC#97LM8
                                 4800 Deer Lake Drive 2nd Floor
                                 Jacksonville, FL 32246-6484

Delaware Strategic Income Fund   RS NON Trust 401K Plan                             123,156.200          48.90%
Institutional Class              National Elevator Industries 401(k) Plan
                                 19 Campus Blvd.
                                 Suite 200
                                 Newtown Square, PA 19073-3200

                                 RS 401k Plan                                        63,020.310          25.02%
                                 Waterfield Group 401k Plan
                                 7500 W. Jefferson
                                 Fort Wayne, IN 46804

                                 RS DMC Employee Profit Sharing Plan                 57,887.570          22.98%
                                 Delaware Management Company
                                 Employee Profit Sharing Trust
                                 c/o Rick Seidel
                                 1818 Market Street
                                 Philadelphia, PA 19103-3638


         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and the Manager are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, PA is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


         Trustees and principal officers of the Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.

---------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
---------------------------------------------------------------------------------------------------------------------------

*Wayne A. Stork (63)                 Chairman, Trustee/Director of Income Funds and each of the other 32 investment companies in the Delaware Investments family.


                                     Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management,
                                     Inc.; Chairman, President and Chief Executive Officer and Director/Trustee of DMH
                                     Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman,
                                     President, Chief Executive Officer, Chief Investment Officer and Director/Trustee
                                     of Delaware Management Company, Inc. and Delaware Management Business Trust;
                                     Chairman, President, Chief Executive Officer and Chief Investment Officer of
                                     Delaware Management Company (a series of Delaware Management Business Trust);
                                     Chairman, Chief Executive Officer and Chief Investment Officer of Delaware
                                     Investment Advisers (a series of Delaware Management Business Trust); Chairman and
                                     Chief Executive Officer of Delaware International Advisers Ltd.; Chairman, Chief
                                     Executive Officer and Director of Delaware International Holdings Ltd.; Chief
                                     Executive Officer of Delaware Management Holdings, Inc.; President and Chief
                                     Executive Officer of Delvoy, Inc.; Chairman of Delaware Distributors, L.P.;
                                     Director of Delaware Service Company, Inc. and Retirement Financial Services, Inc.

                                     Prior to January 1, 2000, Mr. Stork was Chairman and Director of Delaware
                                     Management Holdings, Inc. and a Director of Delaware International Advisers Ltd.

                                     In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within Delaware Investments.

---------------------------------------------------------------------------------------------------------------------------

*       Trustee affiliated with Income Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
-------------------------------------------------------------------------------------------------------------------------------

*David K. Downes (60)                President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of
                                     Income Funds and each of the other 32 investment companies in the Delaware Investments family.

                                     President and Director of Delaware Management Company, Inc.

                                     President of Delaware Management Company (a series of Delaware Management Business
                                     Trust)

                                     President, Chief Executive Officer and Director of Delaware Capital Management, Inc.

                                     Chairman, President, Chief Executive Officer and Director of Delaware Service Company,
                                     Inc.

                                     President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                     International Holdings Ltd.

                                     President, Chief Operating Officer, and Director of Delaware General Management, Inc.

                                     Chairman and Director of Delaware Management Trust Company and Retirement Financial
                                     Services, Inc.

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer of Delaware
                                     Management Holdings, Inc., Founders CBO Corporation, Delaware Distributors, L.P. and
                                     Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                     Executive Vice President, Chief Financial Officer, Chief Operating Officer and Trustee
                                     of Delaware Management Business Trust

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director
                                     of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                     Director of Vantage Global Advisors, Inc.

                                     Director of Delaware International Advisers Ltd.

                                     During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------------------------------------------------------------------------------------
*  Trustee affiliated with Income Funds' investment manager and considered an "interested person" as defined in the 1940 Act.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Trustee                              Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (72)                Trustee/Director of Income Funds and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.
-------------------------------------------------------------------------------------------------------------------------------

John H. Durham (63)                  Trustee/Director of Income Funds and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     Private Investor.

                                     P.O. Box 819, Gwynedd Valley, PA 19437

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to Delaware Management
                                     Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware
                                     Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.
-------------------------------------------------------------------------------------------------------------------------------

Anthony D. Knerr (61)                Trustee/Director of Income Funds and each of the 32 other investment companies in the
                                     Delaware Investments family.

                                     500 Fifth Avenue, New York, NY  10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                     Columbia University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New
                                     York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (59)                    Trustee/Director of Income Funds and each of the other 32 other investment companies in the Delaware Investments family

                                     785 Park Avenue, New York, NY  10021

                                     Retired Treasurer, National Gallery of Art

                                     From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and from
                                     1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian
                                     Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of
                                     Columbia Business School.

-------------------------------------------------------------------------------------------------------------------------------

Thomas F. Madison (64)               Trustee/Director of Income Funds and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                     President and Chief Executive Officer, MLM Partners, Inc.

                                     From 1996 to 1999, Mr. Madison was Chairman of the Board of Communications Holdings, Inc.
                                     From February to September 1994, Mr. Madison served as Vice Chairman--Office of the
                                     CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

-------------------------------------------------------------------------------------------------------------------------------

Charles E. Peck (74)                 Trustee/Director of Income Funds and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     P.O. Box 1102, Columbia, MD  21044

                                     Secretary/Treasurer, Enterprise Homes, Inc.

                                     From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group,
                                     Inc., Columbia, MD.
-------------------------------------------------------------------------------------------------------------------------------

Janet L. Yeomans (52)                Trustee/Director of Income Funds and each of the other 32 investment companies in the
                                     Delaware Investments family.

                                     Building 220-13W-37, St. Paul, MN 55144

                                     Vice President and Treasurer, 3M Corporation.

                                     From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for the
                                     3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                     1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                     Consultant--Investment Technology Group of Chase Econometrics, 1982-1983; Consultant
                                     for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago,
                                     1970-1974.

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
-------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (51)                Executive Vice President and Chief Investment Officer, Equity of Income Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware
                                     Management Company (a series of Delaware Management Business Trust)

                                     Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                     Management, Inc.

                                     Executive Vice President, Equity and Director of Vantage Global Advisors, Inc.

                                     President and Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                     Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of
                                     Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.
-------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (37)                Executive Vice President/Head of Fixed Income of Income Funds and each of the other 32 investment companies in  the Delaware Investments family, Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                     Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                     President, Director of Fixed Income Process at Conseco Capital Management from June
                                     1998 to August 2000. Prior to that, he was Managing Director for NationsBanc Capital
                                     Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and
                                     Assistant Vice President of Conseco Capital Management from 1989 to 1990.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (42)             Executive Vice President/General Counsel of Income Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings,
                                     Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                                     Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                     Distributors, L.P. and Founders CBO Corporation.

                                     Executive Vice President/General Counsel and Director of Delaware International Holdings
                                     Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company, Inc.,
                                     Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                     Services, Inc., Delaware Distributors, Inc., Delaware General Management, Inc. and
                                     Delaware Management Business Trust Company.

                                     Executive Vice President/General Counsel and Director of Vantage Global Advisors, Inc.

                                     Executive Vice President/General Counsel and Trustee of Delaware Management Business Trust.

                                     Director of Delaware International Advisers Ltd.

                                     Director of HYPPCO Finance Company Ltd.

                                     During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (50)              Senior Vice President/Corporate Controller of Income Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers
                                     (a series of Delaware Management Business Trust).

                                     Senior Vice President/Corporate Controller of Vantage Global Advisors, Inc.

                                     Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings,
                                     Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                     Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                     Delaware International Holdings Ltd., Delvoy, Inc., Founders Holdings, Inc., Delaware
                                     General Management, Inc. and Delaware Management Business Trust

                                     Chief Financial Officer of Retirement Financial Services, Inc.

                                     Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust
                                     Company

                                     Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                     During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Officer                              Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (38)               Senior Vice President and Treasurer of Income Funds and each of the other 32 investment companies in the Delaware Investments family.

                                     Senior Vice President/Investment Accounting of Delaware Service Company, Inc., Delaware
                                     Capital Management, Inc., Delaware Distributors, L.P., Delaware Management Company (a
                                     series of Delaware Management Business Trust) and Founders Holdings, Inc.

                                     Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc.

                                     Senior Vice President/Investment Accounting and Treasurer of Delaware Investment Advisers
                                     (a series of Delaware Management Business Trust)

                                     Senior Vice President/Manager of Investment Accounting of Delaware International
                                     Holdings, Inc.

                                     Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                     Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                     Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                     Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice
                                     President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.
-------------------------------------------------------------------------------------------------------------------------------

Peter C. Andersen (42)               Vice President/Senior Portfolio Manager of Income Funds each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                     Delaware Management Business Trust) and Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust)

                                     Before joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager with
                                     Conseco Capital Management.  Before that, he was a portfolio manager at Colonial Management
                                     Associates from 1993 to 1997 and prior to that he was an investment analyst at the venture capital firm MTDC.  Mr. Andersen began his investment career at Arthur D. Little,
                                     Inc.
-------------------------------------------------------------------------------------------------------------------------------
Paul Grillo (41)                     Vice President/Portfolio Manager of Income Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                     Delaware Management Business Trust), Delaware Investment Advisers (a series of series of
                                     Delaware Management Business Trust) and Delaware Capital Management, Inc.

                                     During the past five years, Mr. Grillo has served in various capacities at different times within Delaware Investments.
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------------
Stuart N. Hosansky (44)              Vice President/Portfolio Manager of Income Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                                     Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                     Management Business Trust)

                                     Before joining Delaware Investments in 1998, Mr. Hosansky was a portfolio manager for
                                     Corestates Investment Advisers.  Before that, he held various positions at Corestates
                                     Financial Corp.  Mr. Hosansky began his investment career as an Assistant Vice President and Credit Officer at PNC Financial Corp.
------------------------------------ -------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Income Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended July 31, 2000 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of July 31, 2000. Only the independent trustees of Income Funds receive compensation from Income Funds.


                                                     Pension Retirement
                                    Aggregate        Benefits Accrued as      Estimated Annual        Total Compensation from
                                Compensation from       Part of Trust          Benefits Upon           Delaware Investments
Name                                the Trust             Expenses             Retirement(1)          Investment Companies(2)
----                            -----------------    -------------------      ----------------        -----------------------
Walter B. Babich                      $3,323               None                   $38,000                     $66,001

John H. Durham                        $3,323               None                   $38,000                     $53,553

Anthony D. Knerr                      $3,672               None                   $38,000                     $65,001

Ann R. Leven                          $3,742               None                   $38,000                     $66,001

Thomas F. Madison                     $3,672               None                   $38,000                     $65,001

Charles E. Peck                       $3,672               None                   $38,000                     $65,001

Janet L. Yeomans                      $3,323               None                   $38,000                     $60,001


(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of July 31, 2000, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. Prior to May 1, 2000, John H. Durham served as a trustee/director for 19 Delaware Investments funds and as such received a total annual retainer fee of $32,180, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas F. Madison serve on Income Funds' audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

GENERAL INFORMATION

         The Trust is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Income Funds was originally organized as a Delaware corporation in 1970. It was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on September 29, 1999.

         The Manager is the investment manager of Income Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. See Delaware Group Premium Fund, in Appendix B.

       The Delaware Investments Family of Funds, the Manager, the Sub-Adviser and the Distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Sub-Adviser and the Distributor are on public file with, and are available from, the SEC.


       The Distributor acts as national distributor for the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:



 ....................................................................................................................
                                       Delaware Delchester Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
 .............................. ............................ ........................... ............................
           7/31/00                       $699,743                     $591,726                   $108,017
           7/31/99                     $2,539,387                   $2,118,309                   $421,078
           7/31/98                     $3,072,617                   $2,540,252                   $532,365
 ....................................................................................................................

 ....................................................................................................................
                                     Delaware Strategic Income Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     Of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
 .............................. ............................ ........................... ............................
           7/31/00                       $48,877                      $41,487                      $7,390
           7/31/99                      $177,248                     $148,658                     $28,590
           7/31/98                      $288,045                     $257,495                     $30,551
 ....................................................................................................................

 ....................................................................................................................
                                 Delaware High-Yield Opportunities Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
 .............................. ............................ ........................... ............................
           7/31/00                       $49,782                     $41,901                       $7,881
           7/31/99                       $99,895                     $84,602                      $15,293
           7/31/98                       $43,825                     $40,025                       $3,799
 ....................................................................................................................

 ....................................................................................................................
                                     Delaware Corporate Bond Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     Of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
 .............................. ............................ ........................... ............................
           7/31/00                       $20,645                      $17,982                      $2,663
           7/31/99*                       $7,108                       $5,881                      $1,227
 ....................................................................................................................

*Date of initial public offering of Delaware Corporate Bond Fund Class A Shares was September 15, 1998.

 ....................................................................................................................
                                   Delaware Extended Duration Bond Fund Class A Shares
 .............................. ............................ ........................... ............................
                                      Total Amount                   Amounts                        Net
                                     Of Underwriting                Reallowed                   Commission
      Fiscal Year Ended                Commissions                  to Dealers                    to DDLP
 .............................. ............................ ........................... ............................
           7/31/00                       $7,022                       $5,958                      $1,064
           7/31/99*                        $594                         $508                         $86
 ....................................................................................................................

*Date of initial public offering of Delaware Extended Duration Bond Fund Class A
 Shares was September 15, 1998.

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

 ....................................................................................................................................
                                                                                               Delaware
                                             Delaware Strategic     Delaware High-Yield     Corporate Bond      Delaware Extended
                       Delaware Delchester       Income Fund         Opportunities Fund     Fund Class A       Duration Bond Fund
 Fiscal Year Ended       Class A Shares        Class A Shares          Class A Shares           Shares           Class A Shares
 ...................... .................... ...................... ....................... ................. .......................
       7/31/00               $4,144                 $-0-                    $407                 $-0-                 $-0-
       7/31/99*                 $41                 $-0-                    $-0-                 $-0-                 $-0-
       7/31/98               $2,671                 $-0-                    $-0-                 N/A                   N/A
 ....................................................................................................................................

*Date of initial public offering of Delaware Corporate Bond Fund and Delaware
 Extended Duration Bond Fund Class A Shares was September 15, 1998.

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:


 ....................................................................................................................................
                                                                                               Delaware
                                             Delaware Strategic     Delaware High-Yield     Corporate Bond      Delaware Extended
                       Delaware Delchester       Income Fund         Opportunities Fund     Fund Class B       Duration Bond Fund
 Fiscal Year Ended       Class B Shares        Class B Shares          Class B Shares           Shares           Class B Shares
 ...................... .................... ...................... ....................... ................. .......................
       7/31/00            $1,510,493               $102,885                 $20,817            $10,559                  $2,309
       7/31/99*           $1,199,675                $67,645                 $12,138            $1,060                    $-0-
       7/31/98              $808,163                $34,503                    $-0-              N/A                     N/A
 ....................................................................................................................................

*Date of initial public offering of Delaware Corporate Bond Fund and Delaware
 Extended Duration Bond Fund Class A Shares was September 15, 1998.

         The Distributor received CDSC payments with respect to each Fund as follows:

 ....................................................................................................................................
                                                                                               Delaware
                                             Delaware Strategic     Delaware High-Yield     Corporate Bond      Delaware Extended
                       Delaware Delchester       Income Fund         Opportunities Fund     Fund Class C       Duration Bond Fund
 Fiscal Year Ended       Class C Shares        Class C Shares          Class C Shares           Shares           Class C Shares
 ...................... .................... ...................... ....................... ................. .......................
       7/31/00             $28,608                 $1,072                 $15,613                $792                 $232
       7/31/99*            $40,611                 $2,192                  $2,831                  $6                 $-0-
       7/31/98             $22,000                 $3,440                      $0                 N/A                  N/A
 ....................................................................................................................................

*Date of initial public offering of Delaware Corporate Bond Fund and Delaware
 Extended Duration Bond Fund Class A Shares was September 15, 1998.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating a Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Income Funds to delete the words "Delaware Group" from a Fund's name.


         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
      Income Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a Fund's Institutional Class may not vote on matters affecting that Fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.


      All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

      Until September 30, 1996, Income Funds operated as Delaware Group Delchester High-Yield Bond Fund, Inc., and offered one series of shares, the Delchester Fund series. Beginning September 30, 1996, Income Funds offered Strategic Income Fund series, beginning December 27, 1996 offered the Delaware High-Yield Opportunities Fund series and beginning September 14, 1998 offered Delaware Corporate Bond Fund series and Delaware Extended Duration Bond Fund series. Beginning August 16, 1999, Delchester Fund changed its name and its classes' names to Delaware Delchester Fund; Strategic Income Fund changed its name and its classes' names to Delaware Strategic Income Fund; High-Yield Opportunities Fund changed its name and its classes' names to Delaware High-Yield Opportunities Fund; Corporate Bond Fund changed its name and its classes' names to Delaware Corporate Bond Fund; and Extended Duration Bond Fund changed its name and its classes' names to Delaware Extended Duration Bond Fund. Effective as of September 29, 1999, Delaware Group Income Funds, Inc. changed its name to Delaware Group Income Funds.

Noncumulative Voting
         Income Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Income Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.


         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Income Funds and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets (and Statement of Assets and Liabilities, as applicable), Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended July 31, 2000, are included in the Funds' Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--RATINGS

General Rating Information

Bonds
         The ratings list below can be further described as follows. For all categories lower than Aaa, Moody's Investors Service, Inc. includes a "1", "2" or "3" following the rating to designate a high, medium or low rating, respectively. Similarly, for all categories lower than AAA, Standard & Poor's and Fitch IBCA, Inc. may add a "+" or "-" following the rating to characterize a higher or lower rating, respectively.

Moody's Investors               Aaa            Highest quality, smallest degree of investment risk.
Service, Inc.
                                Aa             High quality; together with Aaa bonds, they compose the high-grade bond group.

                                A              Upper-medium-grade obligations; many favorable investment attributes.

                                Baa            Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                                Ba             More uncertain with speculative elements. Protective of interest and principal payments not well safeguarded in good and bad times.

                                B              Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                                Caa            Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                                Ca             Speculative in high degree; could be in default or have other marked shortcomings.

                                C              Lowest rated. Extremely poor prospects of ever attaining investment standing.


Standard & Poor's               AAA            Highest rating; extremely strong capacity to pay principal and interest.

                                AA             High quality; very strong capacity to pay principal and interest.

                                A              Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                                BBB            Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

                                BB, B,         Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments. BB-lowest degree of speculation; CC-the highest
                                CCC, CC        degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                D              In default.

Fitch IBCA, Inc.                AAA            Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
                                AA             Very high quality; obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
                                A              High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
                                BBB            Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
                                BB,            Not investment grade; predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of
                                CCC,           the obligation for bond issues not in default. BB is the least speculative. C is the most speculative.
                                CC, C



Commercial Paper
Moody's                                  S&P                                    Fitch
P-1              Superior quality        A-1+      Extremely strong quality     F-1+       Exceptionally strong quality
P-2              Strong quality          A-1       Strong quality               F-1        Very strong quality
P-3              Acceptable quality      A-2       Satisfactory quality         F-2        Good credit quality
                                         A-3       Adequate quality             F-3        Fair quality
                                         B         Speculative quality          F-S        Weak credit quality
                                         C         Doubtful quality

State and Municipal Notes
Moody's                                  S&P                                    Fitch
MIG1/
VMIG1            Best quality            SP1+      Very strong quality          F-1+       Exceptionally strong quality
MIG2/                                    SP1       Strong grade                 F-1        Very strong quality
VMIG2            High quality            SP2       Satisfactory grade           F-2        Good credit quality
MIG3/                                    SP3       Speculative grade            F-3        Fair credit quality
VMIG3            Favorable quality                                              F-S        Weak credit quality
MIG4/
VMIG4            Adequate quality
SG               Speculative quality

Earnings and Dividend Rankings for Common Stocks
             Standard & Poor's. The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, S&P believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

             Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

             Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

             The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

             Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

             The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

              A+       Highest                    B+     Average                  C    Lowest
              A        High                       B      Below Average            D    In Reorganization
              A-       Above Average              B-     Lower

          NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

          The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

          A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

Preferred Stock Rating
Moody's Investors Service,   Aaa        Considered to be a top-quality preferred stock.  This rating indicates good asset
Inc.                                    protection and the least risk of dividend impairment within the universe of preferred stocks.
                             Aa         Considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
                             A          Considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
                             Baa        Considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
                             Ba         Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
                             B          Generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
                             Caa        Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
                             Ca         Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
                             C          The lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's            AAA        Has the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.
                             AA         Qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
                             A          Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
                             BBB        Regarded as backed by an adequate capacity to pay the preferred stock obligations.
                                        Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
                                        category.
                             BB,B,      Regarded, on balance, as predominantly speculative with respect to the issuer's
                             CCC        capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
                             CC         Reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.
                             C          A non-paying issue.
                             D          A  non-paying issue with the issuer in default on debt instruments.
                             NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX B--INVESTMENY OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the manager believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in the funds' prospectus(es).

                                     PART C

                                Other Information


Item 23. Exhibits

         (a) Agreement and Declaration of Trust.

             (1) Agreement and Declaration of Trust (December 17, 1998)
                 incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

             (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.


         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

         (c) Copies of All Instruments Defining the Rights of Holders.

             (1) Agreement and Declaration of Trust. Articles III, IV, V and VI
                 of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

             (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29,
                 1999.

         (d) Investment Management Agreement and Sub-Advisory Agreement.

             (1) Form of Investment Management Agreement (September 29, 1999)
                 between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

             (2) Form of Sub-Advisory Agreement (September 29, 1999) between
                 Delaware International Advisers Ltd. And Delaware Management Company on behalf of Delaware Strategic Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

         (e) (1) Distribution Agreement.

                 (i) Form of Distribution Agreement (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

                 (ii) Form of Amendment No. 1 to Distribution Agreement
                      (September 1999) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

             (2) Administration and Service Agreement. Form of Administration
                 and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 52 filed November 20, 1995.

             (3) Dealer's Agreement. Attached as Exhibit.

             (4) Mutual Fund Agreement for the Delaware Group of Funds (as
                 amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

         (f) Inapplicable.


         (g) Custodian Agreement.

             (1) Executed Custodian Agreement (May 1, 1996) between The Chase
                 Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

             (2) Form of Securities Lending Agreement (1996) between The Chase
                 Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

             (3) Executed Letter (December 27, 1996) to The Chase Manhattan Bank
                 to add the Delaware High-Yield Opportunities Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

             (4) Executed Letter (September 14, 1998) to The Chase Manhattan
                 Bank to add the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

             (5) Executed Letter (September 24, 1998) to The Chase Manhattan
                 Bank to add the Strategic Income Fund to the Custodian Agreement between The Chase Manhattan Bank and the Registrant attached as Exhibit.

         (h) Other Material Contracts.

             (1) Form of Shareholders Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed July 2, 1998.

             (2) Form of Delaware Group of Funds Fund Accounting Agreement
                 incorporated into this filing by reference to Post-Effective Amendment No. 54 filed September 27, 1996 and Post-Effective Amendment No. 59 filed July 2, 1998.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

         (j) Consent and Report of Auditors. Attached as Exhibit.

       (k-l) Inapplicable.

         (m) Plans under Rule 12b-1.

             (1) Form of Plan under Rule 12b-1 for Class A incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

             (2) Form of Plan under Rule 12b-1 for Class B incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

             (3) Form of Plan under Rule 12b-1 for Class C incorporated into this filing by reference to Post-Effective Amendment No. 53 filed July 17, 1996.

         (n)*    Plan under Rule 18f-3. Plan under Rule 18f-3 attached as
                 Exhibit.

             (1) Amended Appendix A (April 24, 2000) attached as Exhibit.

         (o) Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

         *Applies to Delaware Delchester Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund.

Item 24. Persons Controlled by or under Common Control with Registrant. None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 61 filed July 29, 1999.

Item 26. Business and Other Connections of Investment Adviser.

         Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Pooled Trust, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and Director of
                                                  Delaware Management Holdings, Inc.; Chief Executive Officer and Director of DMH
                                                  Corp.; Chief Executive Officer and Director of Delvoy, Inc.; Chief Executive
                                                  Officer and Director of Delaware Management Company, Inc.; Chief Executive Officer
                                                  and Trustee of Delaware Management Business Trust, Director of Delaware Service
                                                  Company, Inc.; Director of Delaware Capital Management, Inc.; Director of
                                                  Retirement Financial Services, Inc.; Director of Delaware Distributors, Inc.;
                                                  Chairman and Director of Delaware International Advisers Ltd.; Chief Executive
                                                  Officer of Delaware General Management, Inc.

                                                  Chairman, Chief Executive Officer and Director of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management Business
                                                  Trust); President and Director of Delaware Management Company, Inc.; President,
                                                  Chief Executive Officer and Director of Delaware Capital Management, Inc.;
                                                  Chairman, President, Chief Executive Officer and Director of Delaware Service
                                                  Company, Inc.; President, Chief Operating Officer, Chief Financial Officer and
                                                  Director of Delaware International Holdings Ltd.; President, Chief Operating
                                                  Officer and Director of Delaware General Management, Inc.; Chairman and Director
                                                  of Delaware Management Trust Company; Chairman and Director of Retirement
                                                  Financial Services, Inc.; Executive Vice President, Chief Operating Officer, Chief
                                                  Financial Officer of Delaware Management Holdings, Inc.; Executive Vice President,
                                                  Chief Operating Officer, Chief Financial Officer of Founders CBO Corporation;
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                                  Director of DMH Corp.; Executive Vice President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Delaware Distributors, Inc.; Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer of Delaware
                                                  Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of Founders Holdings, Inc.; Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer and Director of
                                                  Delvoy, Inc.; Executive Vice President, Chief Operating Officer, Chief Financial
                                                  Officer and Trustee of Delaware Management Business Trust; Director of Delaware
                                                  International Advisers Ltd.; President, Chief Executive Officer, Chief Financial
                                                  Officer, Principle Finance Officer and Trustee/Director of each fund in the
                                                  Delaware Investments family

                                                  Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                                  Director of Vantage Global Advisors, Inc.

                                                  Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                                  Place, Newtown Square, PA
------------------------------------------------- ----------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Executive Vice
                                                  President/Global Marketing & Client Services of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Director of Delaware International
                                                  Advisers Ltd.

                                                  Executive Vice President/Marketing and Client Services of Vantage Global Advisors,
                                                  Inc.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President and Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Executive
                                                  Vice President of Delaware Management Business Trust; President and Chief
                                                  Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Executive Vice President of Delaware Capital
                                                  Management, Inc.; Executive Vice President and Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family.

                                                  Executive Vice President/Equities and Director of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Executive Vice President/Head of
                                                  Fixed-Income of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President/General Counsel
                                                  of Delaware Management Holdings, Inc.; Executive Vice President/General Counsel of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Executive Vice President/General Counsel of Founders CBO Corporation; Executive
                                                  Vice President/General Counsel and Director of Delaware International Holdings
                                                  Ltd.; Executive Vice President/General Counsel and Director of Founders Holdings,
                                                  Inc.; Executive Vice President/General Counsel and Director of Delvoy, Inc.;
                                                  Executive Vice President/General Counsel and Director of DMH Corp.; Executive Vice
                                                  President/General Counsel and Director of Delaware Management Company, Inc.;
                                                  Executive Vice President/General Counsel and Trustee of Delaware Management
                                                  Business Trust; Executive Vice President/General Counsel and Director of Delaware
                                                  Service Company, Inc.; Executive Vice President/General Counsel and Director of
                                                  Delaware Capital Management, Inc.; Executive Vice President/General Counsel and
                                                  Director of Retirement Financial Services, Inc.; Executive Vice President/General
                                                  Counsel and Director of Delaware Distributors, Inc.; Executive Vice
                                                  President/General Counsel of Delaware Distributors, L.P.; Executive Vice
                                                  President/General Counsel and Director of Delaware Management Trust Company;
                                                  Executive Vice President/General Counsel and Director of Delaware General
                                                  Management, Inc.; Director of Delaware International Advisers Ltd.; Director of
                                                  HYPPCO Finance Company Ltd.; Executive Vice President and General Counsel of each fund in the Delaware Investments family

                                                  Executive Vice President/General Counsel and Director of Vantage Global Advisors,
                                                  Inc.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson, PA;
                                                  Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                                  Bulltown Rd., Elverson, PA
------------------------------------------------- ----------------------------------------------------------------------------------
Richard G. Unruh, Jr.                             Executive Vice President/Chief Investment Officer of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Director of Delaware
                                                  International Advisers Ltd.; Chief Executive Officer/Chief Investment Officer of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Executive Vice President of Delaware Management Holdings, Inc.; Executive Vice
                                                  President of Delaware Capital Management, Inc.; Executive Vice President and
                                                  Trustee of Delaware Management Business Trust; Executive Vice President and Chief
                                                  Investment Officer, Fixed-Income of each fund in the Delaware Investments family

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of
                                                  Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                                  Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                                  Drive, Reston, VA
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust; Senior Vice President/Operations of Delaware
                                                  Service Company, Inc.; Senior Vice President/Operations of Retirement Financial
                                                  Services, Inc.; Senior Vice President/Operations and Director of Delaware
                                                  Management Trust Company.
------------------------------------------------- ----------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/ Investment Accounting of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Manager of Investment Accounting of Delaware International Holdings,
                                                  Inc.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation;
                                                  Senior Vice President/Treasurer of each fund in the Delaware Investments family

                                                  Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company (a series of Delaware Management Business Trust); Senior Vice President/Compliance Director
                                                  of Delaware Management Holdings, Inc.; Senior Vice President/Compliance Director
                                                  of DMH Corp.; Senior Vice President/Compliance Director of Delvoy, Inc.; Senior
                                                  Vice President/Compliance Director of Delaware Management Company, Inc.; Senior
                                                  Vice President/Compliance Director of Delaware Management Business Trust; Senior
                                                  Vice President/Compliance Director of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Compliance Director of
                                                  Delaware Service Company, Inc.; Senior Vice President/Compliance Director of
                                                  Delaware Capital Management, Inc.; Senior Vice President/Compliance Director of
                                                  Retirement Financial Services, Inc.; Senior Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Trust Company; Senior Vice
                                                  President/Compliance Director of Delaware Distributors, Inc.; Senior Vice
                                                  President/Compliance Director of Delaware Distributors, L.P.; Senior Vice
                                                  President/Compliance Director of Delaware General Management, Inc.; Senior Vice
                                                  President/Compliance Director of each fund in the Delaware Investments family

                                                  Senior Vice President of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy To Chief Executive Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Deputy To Chief Executive Officer of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Deputy To
                                                  Chief Executive Officer of Delaware Management Holdings, Inc.

                                                  Managing Director of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Head of
                                                  Equity Trading of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Head of Equity Trading of Delaware Capital
                                                  Management, Inc.

                                                  Senior Vice President/Equity Trading of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family

                                                  Vice President of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Trustee of Delaware Management
                                                  Business Trust; Senior Vice President/Senior Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Senior
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Gerald S. Frey                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Senior Portfolio Manager of Delaware
                                                  Capital Management, Inc.; Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Global Marketing & Client Services of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Corporate Controller and Treasurer of Delaware Management Holdings,
                                                  Inc.; Senior Vice President/Corporate Controller and Treasurer of DMH Corp.;
                                                  Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                                  Company, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Distributors, L.P.; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware Distributors, Inc.; Senior Vice President/Corporate
                                                  Controller and Treasurer of Delaware Service Company, Inc.; Senior Vice
                                                  President/Corporate Controller and Treasurer of Delaware Capital Management, Inc.;
                                                  Senior Vice President/Corporate Controller and Treasurer of Delaware International
                                                  Holdings Ltd.; Senior Vice President/Corporate Controller and Treasurer of Delvoy,
                                                  Inc.; Senior Vice President/Corporate Controller and Treasurer of Founders
                                                  Holdings, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                                  Delaware Management Business Trust; Senior Vice President/Corporate Controller and
                                                  Treasurer of Delaware General Management, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer of Delaware Management Trust Company; Chief Financial
                                                  Officer of Retirement Financial Services, Inc.; Senior Vice President/Assistant
                                                  Treasurer of Founders CBO Corporation; Senior Vice President/Corporate Controller
                                                  of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Corporate Controller of each fund in the Delaware
                                                  Investments family

                                                  Senior Vice President/Corporate Controller of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Human Resources of
                                                  Delaware Management Holdings, Inc.; Senior Vice President/Human Resources of DMH
                                                  Corp.; Senior Vice President/Human Resources of Delvoy, Inc.; Senior Vice
                                                  President/Human Resources of Delaware Management Company, Inc.; Senior Vice
                                                  President/Human Resources of Delaware Management Business Trust; Senior Vice
                                                  President/Human Resources of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Human Resources of Delaware
                                                  Service Company, Inc.; Senior Vice President/Human Resources of Delaware Capital
                                                  Management, Inc.; Senior Vice President/Human Resources of Retirement Financial
                                                  Services, Inc.; Senior Vice President/Human Resources of Delaware Management Trust
                                                  Company; Senior Vice President/Human Resources of Delaware Distributors, Inc.;
                                                  Senior Vice President/Human Resources of Delaware Distributors, L.P.; Senior Vice
                                                  President/Human Resources of Delaware General Management, Inc.; Senior Vice
                                                  President/Human Resources of each fund in the Delaware Investments family

                                                  Senior Vice President/Human Resources of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President, Secretary and Deputy General Counsel of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Management Holdings, Inc.; Senior
                                                  Vice President, Secretary and Deputy General Counsel of DMH Corp.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delvoy, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Management Company,
                                                  Inc.; Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                  Management Business Trust; Senior Vice President, Secretary and Deputy General
                                                  Counsel of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                                  Service Company, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                                  of Delaware Capital Management, Inc.; Senior Vice President, Secretary and Deputy
                                                  General Counsel of Retirement Financial Services, Inc.; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware Distributors, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Distributors, L.P.;
                                                  Senior Vice President and Secretary of Delaware International Holdings Ltd.;
                                                  Senior Vice President, Secretary and Deputy General Counsel of Founders Holdings,
                                                  Inc.; Secretary of Founders CBO Corporation; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Management Trust Company; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware General Management,
                                                  Inc.; Senior Vice President, Assistant Secretary and Deputy General Counsel of
                                                  each fund in the Delaware Investments family

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- ----------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Global Marketing & Client Services of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President, Chief Information Officer of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Senior Vice President, Chief
                                                  Information Officer of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President, Chief Information Officer of
                                                  Delaware Service Company, Inc.; Senior Vice President, Chief Information Officer
                                                  of Delaware Capital Management Company, Inc.; Senior Vice President, Chief
                                                  Information Officer of Retirement Financial Services, Inc.; Senior Vice President,
                                                  Chief Information Officer of Delaware Distributors, L.P.

                                                  Senior Vice President/Chief Information Officer of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Vice President of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Peter C. Andersen                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust; Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of Delaware Capital Management, Inc., Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Joseph Baxter (4)                                 Vice President/Senior Municipal bond Trader of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Municipal
                                                  bond Trader of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
------------------------------------------------- ----------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Trading Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Trading Operations of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Gregory J. Blackburn (5)                          Vice President/Senior High-Yield Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior High-Yield Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior High-Yield Analyst of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Head of Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager and Senior Municipal Bond Analyst of each fund in the
                                                  Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Client Services of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Client Services of Delaware Distributors, Inc.; Vice President/Client
                                                  Services of Delaware General Management, Inc.; Vice President/Client Services of
                                                  each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Director of Research of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice President/Deputy
                                                  General Counsel/Assistant Secretary of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Timothy G. Connors                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager for each fund in the Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers
------------------------------------------------- ----------------------------------------------------------------------------------
Patrick P. Coyne                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
George E. Deming                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Director of Delaware International Advisers Ltd.; Vice President/Senior Portfolio
                                                  Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
James Paul Dokas                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family Managing Director of Vantage Investment Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Management
                                                  Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice President/Taxation of
                                                  Delvoy, Inc.; Vice President/Taxation of Delaware Management Company, Inc.; Vice
                                                  President/Taxation of Delaware Management Business Trust; Vice President/Taxation
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President/Taxation of Delaware Service Company, Inc.; Vice
                                                  President/Taxation of Delaware Capital Management, Inc.; Vice President/Taxation
                                                  of Retirement Financial Services, Inc.; Vice President/Taxation of Delaware
                                                  Distributors, Inc.; Vice President/Taxation of Delaware Distributors, L.P.; Vice
                                                  President/Taxation of Founders Holdings, Inc.; Vice President/Taxation of Founders
                                                  CBO Corporation; Vice President/Taxation of Delaware General Management, Inc.;
                                                  Vice President/Taxation of each fund in the Delaware Investments family

                                                  Vice President/Taxation and Assistant Secretary of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Senior Business Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Business Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Equity Trader of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Investment Accounting of Delaware Service Company, Inc.; Vice
                                                  President/Investment Accounting of each fund in the Delaware Investments family.
------------------------------------------------- ----------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Equity Trader of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Vice President/Equity Trading of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Business Manager, Equity of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Business Manager, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Business Manager, Equity of Delaware Capital Management, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family; Executive Vice President of Delaware General Management, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Equity Analyst of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                                  Controller, Corporate Accounting of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware Service
                                                  Company, Inc.; Vice President, Assistant Secretary and Associate General Counsel
                                                  of Delaware Capital Management, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Retirement Financial Services, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Delaware Management Trust
                                                  Company; Vice President, Assistant Secretary and Associate General Counsel of
                                                  Delaware Distributors, L.P.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Michael D. Mabry                                  Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Holdings, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delvoy, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust);Vice President, Assistant Secretary and Associate General Counsel
                                                  of Delaware Service Company, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Capital Management, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Retirement Financial
                                                  Services, Inc.; Vice President, Assistant Secretary and Associate General Counsel
                                                  of Delaware Distributors, L.P.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of DMH Corp.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Company, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Management Business Trust;
                                                  Vice President, Assistant Secretary and Associate General Counsel of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
John P. McCarthy                                  Vice President/Senior High-Yield Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior High-Yield Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior High-Yield Analyst of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Gerald T. Nichols                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Portfolio Manager of Founders Holdings, Inc., Treasurer,
                                                  Assistant Secretary and Director of Founders CBO Corporation; Director of HYPPCO
                                                  Finance Company Ltd.; Vice President/Senior Portfolio Manager of each fund in the
                                                  Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
David P. O'Connor                                 Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President, Assistant Secretary and Associate General Counsel of Delaware
                                                  Management Holdings, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delvoy, Inc.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust);Vice President, Assistant Secretary and Associate General Counsel
                                                  of Delaware Service Company, Inc.; Vice President, Assistant Secretary and
                                                  Associate General Counsel of Delaware Capital Management, Inc.; Vice President,
                                                  Assistant Secretary and Associate General Counsel of Retirement Financial
                                                  Services, Inc.; Vice President, Assistant Secretary and Associate General Counsel
                                                  of Delaware Distributors, L.P.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of DMH Corp.; Vice President, Assistant Secretary and Associate
                                                  General Counsel of Delaware Management Company, Inc.; Vice President, Assistant
                                                  Secretary and Associate General Counsel of Delaware Management Business Trust;
                                                  Vice President, Assistant Secretary and Associate General Counsel of each fund in the Delaware Investments family

                                                  Vice President, Assistant Secretary and Associate General Counsel of Vantage
                                                  Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
John J. O'Connor                                  Vice President/Investment Accounting of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Investment
                                                  Accounting/Assistant Treasurer of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust); Vice President/Investment Accounting of
                                                  Delaware Service Company, Inc.; Vice President/Assistant Treasurer of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Donald G. Padilla                                 Vice President/Assistant Controller/Assistant Treasurer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                                  Controller/Assistant Treasurer of DMH Corp.; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delvoy, Inc.; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Management Company, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Management Business
                                                  Trust; Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware Service Company,
                                                  Inc.; Vice President/Assistant Controller/Assistant Treasurer of Delaware Capital
                                                  Management, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                                  Retirement Financial Services, Inc.; Vice President/Assistant Controller/Assistant
                                                  Treasurer of Delaware Management Trust Company; Vice President/Assistant
                                                  Controller/Assistant Treasurer of Delaware Distributors, L.P.; Assistant Vice
                                                  President/Assistant Controller of Founders Holdings, Inc.; Vice
                                                  President/Assistant Controller/Assistant Treasurer of Delaware General Management,
                                                  Inc.; Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                                  Management Holdings, Inc.; Vice President/Assistant Controller/Assistant Treasurer
                                                  of Delaware Distributors, Inc.

                                                  Vice President/Assistant Controller/Assistant Treasurer of Vantage Global
                                                  Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------

------------------------------------------------- ----------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and
------------------------------------              other Positions and Offices Held
                                                  -----------------------------------------------------------------------------
------------------------------------------------- ----------------------------------------------------------------------------------
Tim Rabe (12)                                     Vice President/High-Yield Trader of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/High-Yield Trader of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Assistant Controller of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Assistant Controller of Delaware Management Trust Company; Vice
                                                  President/Assistant Controller of Delaware Management Business Trust; Vice
                                                  President/Assistant Controller of Delaware Service Company, Inc.; Vice
                                                  President/Assistant Controller of Delaware Capital Management, Inc.; Vice
                                                  President/Assistant Controller of Retirement Financial Services, Inc.; Vice
                                                  President/Assistant Controller of Delaware Distributors, L.P.; Vice
                                                  President/Assistant Controller of Delaware Distributors, Inc.; Vice
                                                  President/Assistant Controller of Delaware International Holdings Ltd.; Vice
                                                  President/Assistant Controller of Delaware General Management, Inc.; Vice
                                                  President/Assistant Controller of Delaware Management Holdings, Inc.; Vice
                                                  President/Assistant Controller of DMH Corp.

                                                  Vice President/Assistant Controller of Vantage Global Advisors, Inc.
------------------------------------------------- ----------------------------------------------------------------------------------
Robert D. Schwartz (13)                           Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Secretary of Delaware General Management, Inc.; Vice
                                                  President/ Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                                  Controller/Manager, Payroll of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Frank M. Staves                                   Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Client Services of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities and Administrative Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust);Vice President/Facilities
                                                  and Administrative Services of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Facilities and Administrative Services
                                                  of Delaware Service Company, Inc.; Vice President/Facilities and Administrative
                                                  Services of Delaware Distributors, L.P.
------------------------------------------------- ----------------------------------------------------------------------------------
Ward W. Tatge (14)                                Vice President/Senior Research Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Research Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ----------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------
James J. Wright (15)                              Vice President/Senior Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Senior Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Vice President/Senior Equity Analyst of each fund in the Delaware Investments family
------------------------------------------------- ----------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA, March 1998-January 2000.

(2) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE, 1996-1998.

(3) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(4) VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.

(5) SENIOR INVESTMENT ANALYST, MetLife, Convent Station, NJ, July 1993-September 1998.

(6) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.

(7) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.

(8) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.

(9) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.

(10) REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.

(11) VICE PRESIDENT PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.

(12) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July 2000.

(13) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.

(14) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN, 1999 to 2000.

(15) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
--------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b) Information with respect to each officer or partner of principal underwriter:

------------------------------------------ -------------------------------------------- --------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------       --------------------------------------       -------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Distributors, Inc.                General Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Investment Advisers               Limited Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Delaware Capital Management, Inc.          Limited Partner                              None
------------------------------------------ -------------------------------------------- --------------------------------------------
Mary R. Barneby                            Vice Chairman                                None
------------------------------------------ -------------------------------------------- --------------------------------------------
Westley V. Thompson                        Vice Chairman                                None
------------------------------------------ -------------------------------------------- --------------------------------------------
Bruce D. Barton                            President/Chief Executive Office             None
------------------------------------------ -------------------------------------------- --------------------------------------------
David K. Downes                            Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                           Officer/Chief Financial Officer              Financial Officer
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard J. Flannery                        Executive Vice President/General Counsel     Executive Vice President/General Counsel
------------------------------------------ -------------------------------------------- --------------------------------------------
Diane M. Anderson                          Senior Vice President/Retirement Operations  None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael P. Bishof                          Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------ -------------------------------------------- --------------------------------------------
Lisa O. Brinkley                           Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Larry Carr                                 Senior Vice President/Variable Annuity       None
                                           Sales Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Terrence P. Cunningham                     Senior Vice President/National Sales         None
                                           Director, Financial Institutions
------------------------------------------ -------------------------------------------- --------------------------------------------
Darryl S. Grayson                          Senior Vice President/Director, Internal     None
                                           Sales
------------------------------------------ -------------------------------------------- --------------------------------------------
Joseph H. Hastings                         Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate Controller
                                           Controller
------------------------------------------ -------------------------------------------- --------------------------------------------
Joanne O. Hutcheson                        Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------ -------------------------------------------- --------------------------------------------
Karina J. Istvan                           Senior Vice President/Retail Product         None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------

------------------------------------------ -------------------------------------------- --------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------       --------------------------------------       -------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
Mark R. Kiniry                             Senior Vice President/Western Sales          None
                                           Manager/Wirehouse Regional
------------------------------------------ -------------------------------------------- --------------------------------------------
Stephen W. Long                            Senior Vice President/National Sales         None
                                           Director, Wirehouse/Wrap Channel
------------------------------------------ -------------------------------------------- --------------------------------------------
Richelle S. Maestro                        Senior Vice President/Deputy General         Senior Vice President/Deputy General
                                           Counsel/Secretary                            Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Mac McAuliffe                              Senior Vice President/Sales Manager          None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Doff Meyer                                 Senior Vice President/Retail Investor        None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------
 J. Chris Meyer                            Senior Vice President/Director, Product      None
                                           Management
------------------------------------------ -------------------------------------------- --------------------------------------------
Henry W. Orvin                             Senior Vice President/Sales Manager          None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher H. Price                       Senior Vice President/Insurance Products     None
------------------------------------------ -------------------------------------------- --------------------------------------------
Philip G. Rickards                         Senior Vice President/Regional Consultant    None
                                           Director
------------------------------------------ -------------------------------------------- --------------------------------------------
James L. Shields                           Senior Vice President/Chief Information      None
                                           Officer
------------------------------------------ -------------------------------------------- --------------------------------------------
Steven Sorenson                            Senior Vice President/Director of            None
                                           Independent Planner & Insurance and
                                           Registered Investment Adviser Channels
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard P. Allen                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Patrick A. Bearss                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Larry Bridwell                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
William S. Carroll                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Patrick A. Connelly                        Vice President/Registered Investment         None
                                           Adviser Sales
------------------------------------------ -------------------------------------------- --------------------------------------------
Thomas J. Durkin                           Vice President/Intermediary Sales-Midwest    None
                                           Region
------------------------------------------ -------------------------------------------- --------------------------------------------
Donald A. Edmunds                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Joel A. Ettinger                           Vice President/Taxation                      Vice President/Taxation
------------------------------------------ -------------------------------------------- --------------------------------------------
Edward A. Foley                            Vice President/Marketing Communications      None
------------------------------------------ -------------------------------------------- --------------------------------------------
Susan T. Friestedt                         Vice President/Retirement Services           None
------------------------------------------ -------------------------------------------- --------------------------------------------
John L. Greico                             Vice President/Senior Key Account Manager    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Rhonda J. Guido                            Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Ronald A. Haimowitz                        Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Edward J. Hecker                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
John R. Herron                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Steven N. Horton                           Vice President/ Senior Regional Consultant   None
------------------------------------------ -------------------------------------------- --------------------------------------------
Dinah J. Huntoon                           Vice President/Product Manager, Equities     None
------------------------------------------ -------------------------------------------- --------------------------------------------
Thomas Intoccia                            Vice President/Independent Planner &         None
                                           Insurance Key Accounts
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher L. Johnston                    Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael J. Jordan                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------

------------------------------------------ -------------------------------------------- --------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------       --------------------------------------       -------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
Carolyn Kelly                              Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard M. Koerner                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Ellen M. Krott                             Vice President/Marketing                     None
------------------------------------------ -------------------------------------------- --------------------------------------------
John LeBoeuf                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
SooHee Lee                                 Vice President/Fixed Income &                None
                                           International Product Manager
------------------------------------------ -------------------------------------------- --------------------------------------------
Philip Y. Lin                              Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
John R. Logan                              Vice President/ Senior Regional Consultant   None
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael D. Mabry                           Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Theodore T. Malone                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Raymond G. McCarthy                        Vice President/National Accounts,            None
                                           Independent Planner & Insurance Channels
------------------------------------------ -------------------------------------------- --------------------------------------------
Joanne C. McCranie                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott L. Metzger                           Vice President/Business Development          None
------------------------------------------ -------------------------------------------- --------------------------------------------
Jamie L. Meyer                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Christopher W. Moore                       Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Andrew F. Morris                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott E. Naughton                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Nancy Nawn                                 Vice President/Senior Wrap Product Manager   None
------------------------------------------ -------------------------------------------- --------------------------------------------
Julie A. Nye                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Daniel J. O'Brien                          Vice President/Insurance Products            None
------------------------------------------ -------------------------------------------- --------------------------------------------
David P. O'Connor                          Vice President/Associate General             Vice President/Associate General
                                           Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------ -------------------------------------------- --------------------------------------------
Joseph T. Owczarek                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Donald G. Padilla                          Vice President/Assistant                     None
                                           Controller/Assistant Treasurer
------------------------------------------ -------------------------------------------- --------------------------------------------
Otis S. Page                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott P. Passias                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Mary Ellen Pernice-Fadden                  Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Laura E. Roman                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Robert A. Rosso                            Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard  Salus                             Vice President/Assistant Controller          None
------------------------------------------ -------------------------------------------- --------------------------------------------
Linda D. Shulz                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Gordon E. Searles                          Vice President/Client Services               None
------------------------------------------ -------------------------------------------- --------------------------------------------
Catherine A. Seklecki                      Vice President/Retirement Sales              None
------------------------------------------ -------------------------------------------- --------------------------------------------
John C. Shalloe                            Vice President/Wrap Fee Senior Regional      None
                                           Consultant
------------------------------------------ -------------------------------------------- --------------------------------------------
Darren Smith                               Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Kimberly M. Spangler                       Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------

------------------------------------------ -------------------------------------------- --------------------------------------------
Name and Principal Business Address*       Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------       --------------------------------------       -------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
Michael T. Taggart                         Vice President/Facilities & Administrative   None
                                           Services
------------------------------------------ -------------------------------------------- --------------------------------------------
Bryon Townsend                             Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Julia R. Vander Els                        Vice President/Retirement Plan               None
                                           Communications
------------------------------------------ -------------------------------------------- --------------------------------------------
Jeffrey Vankuelen                          Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Andrew J. Whitaker                         Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Scott Whitehouse                           Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------
Wesley Williams                            Vice President/Senior Regional Consultant    None
------------------------------------------ -------------------------------------------- --------------------------------------------

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

         (c) Inapplicable.

Item 28. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 25th day of September, 2000.

                                        DELAWARE GROUP INCOME FUNDS

                                        By          /s/ David K. Downes
                                           -------------------------------------
                                                      David K. Downes
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

               Signature                                              Title                                  Date
---------------------------------------             --------------------------------------            ------------------
                                                    President/Chief Executive Officer/                September 25, 2000
/s/David K. Downes                                  Chief Financial Officer (Principal
---------------------------------------             Executive Officer/Principal Accounting
David K. Downes                                     Officer) and Trustee

/s/Wayne A. Stork                                   Trustee                                           September 25, 2000
---------------------------------------
Wayne A. Stork

/s/John H. Durham                                   Trustee                                           September 25, 2000
---------------------------------------
John H. Durham

/s/ Anthony D. Knerr                                Trustee                                           September 25, 2000
---------------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                                    Trustee                                           September 25, 2000
---------------------------------------
Ann R. Leven

/s/Thomas F. Madison                                Trustee                                           September 25, 2000
---------------------------------------
Thomas F. Madison

/s/Charles E. Peck                                  Trustee                                           September 25, 2000
---------------------------------------
Charles E. Peck

/s/Walter P. Babich                                 Trustee                                           September 25, 2000
---------------------------------------
Walter P. Babich

/s/Janet L. Yeomans                                 Trustee                                           September 25, 2000
---------------------------------------
Janet L. Yeomans

                             *By /s/ David K. Downes
                                ------------------------
                                 David K. Downes
                             as Attorney-in-Fact for
                          each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.   Exhibit
-----------   -------

EX-99.E3      Dealer's Agreement

EX-99.G4 Executed Letter (September 14, 1998) to The Chase Manhattan Bank to add Delaware Corporate Bond and the Delaware Extended Duration Bond Fund to the Custodian Agreement

EX-99.G5 Executed Letter (September 24, 1998) to The Chase Manhattan Bank to add the Strategic Income Fund to the Custodian Agreement

EX-99.J       Consent and Report of Auditors

EX-99.N       Plan under Rule 18f-3

EX-99.N1      Amended Appendix A (April 24, 2000) for Plan under Rule 18f-3